As filed with the U.S. Securities and Exchange Commission on April 24, 2012

Registration No. 333-164154

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-7782

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 3 ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 40 ☒

John Hancock Variable Life Account S

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2012

for interests in

Separate Account S

Interests are made available under

VARIABLE ESTATE PROTECTION EDGE

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
U.S. Equity
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 14 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

5

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you

6

would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

7

FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options .

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium sales charge	Upon payment of premium	5% of any premium paid
Tax charge	Upon payment of premium	3.60% of each premium paid
Maximum contingent deferral sales charge (CDSC)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC
Maximum partial withdrawal charge	Upon making a partial withdrawal	$20
Maximum transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	$25 (currently $0)(2)
(1)	The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
8

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$65.27 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Maximum issue charge	Monthly	1.83% of Target Premium plus 5¢ per $1,000 of Basic Sum Insured at issue(2)	1.83% of Target Premium plus 5¢ per $1,000 of Basic Sum Insured at issue(2)
Maintenance charge	Monthly	$12	$9
Asset-based risk charge(3)	Monthly	.05% of account value	.05% of first $25,000 of account value
.05% of all amounts in excess of $25,000 in policy years 1-10
.02% of all amounts in excess of $25,000 in policy years 11-20
.01% of all amounts in excess of $25,000 in policy year 21 and thereafter
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.75%	4.75%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.
(3)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.
(4)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.00% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
9

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	4% of all premiums paid in the first two policy years up to the Target Premium in each year
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Four Year Term Rider(1)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit
(1)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.62%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

10

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

11

of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

12

Portfolio	Portfolio Manager	Investment Objective
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
13

Portfolio	Portfolio Manager	Investment Objective
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
14

Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
15

Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
16

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
17

Portfolio	Portfolio Manager	Investment Objective
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
18

Portfolio	Portfolio Manager	Investment Objective
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated.Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 29, 2012 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $24 million to $277 billion
Russell 1000 Index — minimum of $162 million
Russell 2000 Index — maximum of $3.6 billion
Russell 3000 Index — $26 million to $505.7 billion
Russell Midcap Index — $162 million to $21.5 billion
Russell Midcap Value Index — $162 million to $21.5 billion
S&P MidCap 400 Index — $533 million to $10.1 billion
S&P SmallCap 600 Index — maximum of $2.9 billion
Wilshire 5000 Total Market Index — less than $1.2 million to $505.7 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

19

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer

20

and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option — the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in any fixed investment option have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

21

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
22

  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature guarantees that your Basic Sum Insured will not terminate (i.e., “lapse”), regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term “monthly deduction date” is defined under “Procedures for issuance of a policy”.)

Your policy will show two types of GDB Premium (or such other types as permitted by your policy’s state of issue):

  5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.
  Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the policy anniversary nearest the younger insured person’s 100th birthday (regardless of whether such younger insured person remains alive until that policy anniversary). The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.
23

The Age 100 GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see “The Death Benefit” below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any “due date” calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, “Lapse and Reinstatement”.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

  First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.
  We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the

24

application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The “age 100 adjustment date” is defined under “When the younger insured person reaches 100”). Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

25

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

  We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.
  The death benefit will become equal to the Basic Sum Insured plus a percentage of the account value on the date of death of the last surviving insured person. The percentage will be equal to the ratio of Additional Sum Insured to Total Sum Insured on the day immediately preceding the age 100 adjustment date. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see “Effective date of certain policy transactions” below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured persons still meet our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

  the remaining Basic Sum Insured will be at least $250,000, and the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see “Effective date of certain policy transactions” below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge”).

Change of death benefit option

You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

Please read “The minimum insurance amount” for more information about the “guideline premium and cash value corridor test” and the “cash value accumulation test.”

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Total Sum Insured decreases
  Additional Sum Insured increases

A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

26

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the

27

close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second

28

investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as

29

you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see “The death benefit”). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Deductions from account value”).

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

  We first determine the surrender value of your policy.
  We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.
  We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).
  We then subtract the third item above from the result of the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

30

  The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”) .

Description of charges at the policy level

Deductions from premium payments

  Tax charge - A charge to cover state premium taxes we currently expect to pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.
  Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premium you pay in all policy years. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first two policy years that does not exceed the Target Premium in each year. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in the charge will exceed the maximum stated above.

Deductions from account value

  Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs. Part of the charge is a percentage of the “Target Premium” and will be the same regardless of the amount of premium actually paid. The percentage will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 1.83%. The Target Premium is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The other part of the charge is an amount per thousand of Basic Sum Insured at issue. This amount will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 5¢. In general, the greater the proportion of Additional Sum Insured at issue, the lower the amount per thousand.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $12 (currently $9) during all policy years.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio
  31

  of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person‘s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see “The Death Benefit”).
  Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed .05%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 10, .02% for policy years 11 through 20, and .01% for policy years 21 and thereafter. We guarantee that these percentages will never exceed .05 % for all policy years. This charge does not apply to the fixed investment option.
  Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”
  Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that do not exceed the first year Target Premium, as shown in the following table:
Policy Year(s)	Percentage of Premiums Received
1	100%
2	93%
3	86%
4	79%
5	71%
6	64%
7	57%
8	50%
9	43%
10	36%
11	29%
12	21%
13	14%
14	7%
15 and later	0%

The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see “Partial withdrawals”).

  Partial withdrawal charge - A $20 charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

32

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

33

We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:
  you surrender the policy before the CDSC is equal to zero; and
  the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

The Enhanced Cash Value Benefit is equal to the CDSC in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the CDSC, and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

  Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

34

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

35

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at one of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

36

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

37

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

38

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 8% of the target premium paid in years 2-4, and 5% of the target and excess premium payable in years 5 through 10. Compensation on any premium paid in excess of target premium in any year will not exceed 8%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH

39

Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

40

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

41

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
42

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the

43

Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Variable Life Account S at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

44

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6 Boston, MA 02117	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164154

Statement of Additional Information
dated April 30, 2012

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

VARIABLE ESTATE PROTECTION EDGE

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products & Distribution, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account S, a separate account initially established by John Hancock Variable Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Variable Life Account S at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2011, 2010, and 2009 was $158,741,294, $145,301,936 and $152,873,991 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 8% of the target premium paid in years 2-4, and 5% of the target and excess premium payable in years 5 through 10. Compensation on any premium paid in excess of target premium in any year will not exceed 8%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

3

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

F-77

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2011 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	International Equity Index Trust B
Active Bond Trust	International Opportunities Trust
All Cap Core Trust	International Small Company Trust
All Cap Value Trust	International Value Trust
Alpha Opportunities Trust	Investment Quality Bond Trust
American Asset Allocation Trust Series 1	Large Cap Trust
American Blue Chip Income and Growth Trust Series 1	Lifestyle Aggressive Trust
American Global Growth Trust Series 1	Lifestyle Balanced Trust
American Global Small Capitalization Trust Series 1	Lifestyle Conservative Trust
American Growth Trust Series 1	Lifestyle Growth Trust
American Growth-Income Trust Series 1	Lifestyle Moderate Trust
American High-Income Bond Trust Series 1	Mid Cap Index Trust
American International Trust Series 1	Mid Cap Stock Trust
American New World Trust Series 1	Mid Value Trust
Balanced Trust	Money Market Trust B
Blue Chip Growth Trust	Natural Resources Trust
Bond Trust	Real Estate Securities Trust
Capital Appreciation Trust	Real Return Bond Trust
Capital Appreciation Value Trust	Science & Technology Trust
Core Allocation Plus Trust	Short Term Government Income Trust
Core Bond Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Disciplined Diversification Trust	Small Cap Opportunities Trust
Emerging Markets Value Trust	Small Cap Value Trust
Equity-Income Trust	Small Company Value Trust
Financial Services Trust	Smaller Company Growth Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental All Cap Core Trust	Total Bond Market Trust B
Fundamental Holdings Trust Series 1	Total Return Trust
Fundamental Large Cap Value Trust	Total Stock Market Index Trust
Fundamental Value Trust	Ultra Short Term Bond Trust
Global Bond Trust	Utilities Trust
Global Diversification Trust Series 1	Value Trust
Global Trust	All Asset Portfolio
Health Sciences Trust	Brandes International Equity Trust
High Yield Trust	Business Opportunity Value Trust
International Core Trust	Frontier Capital Appreciation Trust
International Equity Index Trust A	Large Cap Growth Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

American Bond Trust Series 1	Large Cap Value Trust
Core Diversified Growth & Income Trust Series 1

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2011, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 30, 2012

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 22,344,700 shares (cost $332,627,624)	$351,035,236
Active Bond Trust - 4,513,647 shares (cost $43,125,632)	43,917,787
All Cap Core Trust - 18,635 shares (cost $294,089)	306,363
All Cap Value Trust - 1,485,153 shares (cost $10,761,136)	11,792,112
Alpha Opportunities Trust - 146,695 shares (cost $1,766,234)	1,750,071
American Asset Allocation Trust Series 1 - 40,871 shares (cost $383,037)	447,126
American Blue Chip Income and Growth Trust Series 1 - 185,760 shares (cost $2,031,209)	2,052,644
American Bond Trust Series 1	—
American Global Growth Trust Series 1 - 80,359 shares (cost $847,462)	812,428
American Global Small Capitalization Trust Series 1 - 5,651 shares (cost $52,277)	45,659
American Growth Trust Series 1 - 2,041,626 shares (cost $28,380,735)	30,358,981
American Growth-Income Trust Series 1 - 349,114 shares (cost $4,435,191)	5,027,239
American High-Income Bond Trust Series 1 - 72,494 shares (cost $814,204)	745,960
American International Trust Series 1 - 2,020,522 shares (cost $29,181,587)	27,822,587
American New World Trust Series 1 - 327,417 shares (cost $4,218,569)	3,801,312
Balanced Trust - 5,477 shares (cost $87,183)	88,726
Blue Chip Growth Trust - 4,119,850 shares (cost $72,951,686)	84,498,121
Bond Trust - 89,902 shares (cost $1,245,987)	1,224,467
Capital Appreciation Trust - 3,705,706 shares (cost $32,656,561)	36,834,717
Capital Appreciation Value Trust - 82,730 shares (cost $949,069)	950,571
Core Allocation Plus Trust - 41,441 shares (cost $460,835)	410,683
Core Bond Trust - 387,110 shares (cost $5,251,565)	5,334,373
Core Diversified Growth & Income Trust Series 1	—
Core Strategy Trust - 2,268 shares (cost $28,770)	28,125
Disciplined Diversification Trust - 40,830 shares (cost $506,799)	479,341
Emerging Markets Value Trust - 2,304,098 shares (cost $30,777,365)	22,695,369
Equity-Income Trust - 9,481,464 shares (cost $131,424,867)	127,620,500
Financial Services Trust - 160,607 shares (cost $1,769,389)	1,687,978
Franklin Templeton Founding Allocation Trust - 48,592 shares (cost $439,949)	461,622
Fundamental All Cap Core Trust - 3,696,669 shares (cost $49,586,044)	46,282,299
Fundamental Holdings Trust Series 1 - 4,623 shares (cost $44,917)	46,555
Fundamental Large Cap Value Trust - 104,505 shares (cost $1,081,380)	1,035,643
Fundamental Value Trust - 426,047 shares (cost $5,001,749)	5,798,505
Global Bond Trust - 2,758,812 shares (cost $34,986,511)	36,361,137
Global Diversification Trust Series 1 - 77,833 shares (cost $813,800)	744,079
Global Trust - 220,656 shares (cost $3,048,100)	2,934,723
Health Sciences Trust - 602,270 shares (cost $9,223,486)	10,268,697
High Yield Trust - 5,306,701 shares (cost $35,295,337)	28,709,254
International Core Trust - 1,034,756 shares (cost $11,633,318)	8,867,856
International Equity Index Trust A - 528,635 shares (cost $5,660,423)	4,704,856
International Equity Index Trust B - 6,519,104 shares (cost $102,812,126)	85,856,599
International Opportunities Trust - 771,803 shares (cost $8,650,443)	8,096,216
International Small Company Trust - 1,026,620 shares (cost $9,805,088)	8,859,729
International Value Trust - 4,242,384 shares (cost $48,069,664)	43,229,895
Investment Quality Bond Trust - 846,143 shares (cost $9,454,941)	9,874,484

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Large Cap Trust - 110,891 shares (cost $1,331,856)	$1,319,601
Large Cap Value Trust	—
Lifestyle Aggressive Trust - 622,697 shares (cost $4,868,139)	4,769,861
Lifestyle Balanced Trust - 5,863,939 shares (cost $58,498,298)	67,024,824
Lifestyle Conservative Trust - 343,029 shares (cost $4,308,731)	4,315,307
Lifestyle Growth Trust - 3,791,186 shares (cost $44,354,283)	41,437,665
Lifestyle Moderate Trust - 323,275 shares (cost $3,840,484)	3,830,809
Mid Cap Index Trust - 1,037,320 shares (cost $16,304,295)	17,375,111
Mid Cap Stock Trust - 2,194,847 shares (cost $29,875,916)	28,291,575
Mid Value Trust - 3,133,130 shares (cost $28,943,379)	32,772,540
Money Market Trust B - 145,814,043 shares (cost $145,814,043)	145,814,043
Natural Resources Trust - 2,036,840 shares (cost $22,403,151)	20,266,554
Real Estate Securities Trust - 4,290,215 shares (cost $48,571,629)	52,297,723
Real Return Bond Trust - 1,499,410 shares (cost $18,153,977)	18,487,723
Science & Technology Trust - 193,696 shares (cost $3,114,716)	3,033,278
Short Term Government Income Trust - 2,887,969 shares (cost $37,520,845)	37,341,440
Small Cap Growth Trust - 4,497,111 shares (cost $42,571,473)	41,418,390
Small Cap Index Trust - 1,130,563 shares (cost $14,103,875)	14,878,204
Small Cap Opportunities Trust - 419,139 shares (cost $7,141,212)	7,896,579
Small Cap Value Trust - 3,798,713 shares (cost $62,211,514)	71,795,672
Small Company Value Trust - 317,681 shares (cost $4,694,036)	5,324,334
Smaller Company Growth Trust - 41,977 shares (cost $643,871)	686,741
Strategic Income Opportunities Trust - 556,455 shares (cost $7,983,060)	7,078,113
Total Bond Market Trust B - 4,274,426 shares (cost $43,519,336)	44,710,494
Total Return Trust - 8,208,908 shares (cost $116,638,068)	112,954,573
Total Stock Market Index Trust - 1,672,657 shares (cost $17,809,808)	19,386,092
Ultra Short Term Bond Trust - 61,203 shares (cost $756,960)	746,061
Utilities Trust - 1,639,841 shares (cost $18,011,645)	19,530,505
Value Trust - 478,878 shares (cost $6,819,966)	7,930,214

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 2,299,602 shares (cost $23,743,684)	$24,191,814
Brandes International Equity Trust - 7,574,186 shares (cost $99,758,277)	74,075,543
Business Opportunity Value Trust - 1,805,623 shares (cost $16,698,978)	17,767,331
Frontier Capital Appreciation Trust - 2,112,098 shares (cost $47,878,802)	45,051,048
Large Cap Growth Trust - 2,351,124 shares (cost $33,604,282)	37,853,092

Total assets	$2,095,553,479

Contract Owners’ Equity
Variable universal life insurance contracts	$2,095,553,479

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$6,368,286	$5,946,675	$2,392,684	$3,050,930

Total investment income	6,368,286	5,946,675	2,392,684	3,050,930
Expenses:
Mortality and expense risk	217,964	222,118	69,518	58,086

Net investment income (loss)	6,150,322	5,724,557	2,323,166	2,992,844

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,086,440	(4,148,657)	480,678	265,481

Realized gains (losses)	1,086,440	(4,148,657)	480,678	265,481
Unrealized appreciation (depreciation) during the period	(562,167)	46,193,317	(386,559)	1,818,034

Net increase (decrease) in assets from operations	6,674,595	47,769,217	2,417,285	5,076,359

Changes from principal transactions:
Transfer of net premiums	7,101,106	8,393,779	1,139,104	1,398,643
Transfer on terminations	(17,324,793)	(15,902,859)	(3,974,840)	(3,062,974)
Transfer on policy loans	(832,503)	(375,877)	(311,706)	67,560
Net interfund transfers	(5,057,887)	(32,342,968)	3,223,221	1,151,547

Net increase (decrease) in assets from principal transactions	(16,114,077)	(40,227,925)	75,779	(445,224)

Total increase (decrease) in assets	(9,439,482)	7,541,292	2,493,064	4,631,135

Assets, beginning of period	360,474,718	352,933,426	41,424,723	36,793,588

Assets, end of period	$351,035,236	$360,474,718	$43,917,787	$41,424,723

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (c)

$1,513,656	$1,413,087	$1,967	$2,159	$1,679

1,513,656	1,413,087	1,967	2,159	1,679

9,390	6,994	890	624	485

1,504,266	1,406,093	1,077	1,535	1,194

—	—	—	—	—
285,289	(5,149)	7,565	(6,430)	(40,948)

285,289	(5,149)	7,565	(6,430)	(40,948)
(1,387,370)	1,040,534	(8,632)	29,980	71,733

402,185	2,441,478	10	25,085	31,979

440,912	235,833	11,657	17,493	24,583
(758,045)	(447,353)	(40,605)	(45,011)	(5,308)
640,130	(701,434)	(111)	(13,010)	—
1,934,395	443,864	124,158	119,930	(742,615)

2,257,392	(469,090)	95,099	79,402	(723,340)

2,659,577	1,972,388	95,109	104,487	(691,361)

21,532,237	19,559,849	211,254	106,767	691,361

$24,191,814	$21,532,237	$306,363	$211,254	—

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		Alpha Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$46,454	$31,975	$2,952	$130

Total investment income	46,454	31,975	2,952	130
Expenses:
Mortality and expense risk	14,145	11,446	51	—

Net investment income (loss)	32,309	20,529	2,901	130

Realized gains (losses) on investments:
Capital gain distributions	—	—	22,830	2,987
Net realized gains (losses)	161,127	16,944	(4,561)	(13)

Realized gains (losses)	161,127	16,944	18,269	2,974
Unrealized appreciation (depreciation) during the period	(617,053)	1,232,297	(18,131)	1,968

Net increase (decrease) in assets from operations	(423,617)	1,269,770	3,039	5,072

Changes from principal transactions:
Transfer of net premiums	202,179	96,518	3,418	—
Transfer on terminations	(352,985)	(242,945)	(6,252)	(289)
Transfer on policy loans	(4,485)	(76,428)	—	—
Net interfund transfers	4,134,437	(532,689)	1,718,039	27,044

Net increase (decrease) in assets from principal transactions	3,979,146	(755,544)	1,715,205	26,755

Total increase (decrease) in assets	3,555,529	514,226	1,718,244	31,827

Assets, beginning of period	8,236,583	7,722,357	31,827	—

Assets, end of period	$11,792,112	$8,236,583	$1,750,071	$31,827

(h)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

See accompanying notes.

10

Sub-Account
American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10

$6,889	$16,287	$28,108	$25,641	—	$33,585

6,889	16,287	28,108	25,641	—	33,585

—	—	1,781	843	676	6,392

6,889	16,287	26,327	24,798	(676)	27,193

—	165	—	—	—	—
39,423	40,345	(268,678)	(131,638)	49,215	(34,416)

39,423	40,510	(268,678)	(131,638)	49,215	(34,416)
(18,122)	(5,086)	231,758	331,349	(10,990)	164,984

28,190	51,711	(10,593)	224,509	37,549	157,761

39,934	48,066	99,575	92,095	39,758	43,814
(54,681)	(54,205)	(299,280)	(90,173)	(75,734)	(1,656,739)
—	—	(21,277)	(35,282)	(10,466)	(23,057)
(658,853)	483,624	214,589	(55,694)	(1,262,057)	(30,712)

(673,600)	477,485	(6,393)	(89,054)	(1,308,499)	(1,666,694)

(645,410)	529,196	(16,986)	135,455	(1,270,950)	(1,508,933)

1,092,536	563,340	2,069,630	1,934,175	1,270,950	2,779,883

$447,126	$1,092,536	$2,052,644	$2,069,630	—	$1,270,950

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Growth Trust Series 1	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/11 (t)
Income:
Dividend income distribution	$8,009	$458

Total investment income	8,009	458
Expenses:
Mortality and expense risk	30	19

Net investment income (loss)	7,979	439

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(1,748)	(64)

Realized gains (losses)	(1,748)	(64)
Unrealized appreciation (depreciation) during the period	(35,034)	(6,618)

Net increase (decrease) in assets from operations	(28,803)	(6,243)

Changes from principal transactions:
Transfer of net premiums	6,538	—
Transfer on terminations	(29,073)	(870)
Transfer on policy loans	(196)	—
Net interfund transfers	863,962	52,772

Net increase (decrease) in assets from principal transactions	841,231	51,902

Total increase (decrease) in assets	812,428	45,659

Assets, beginning of period	—	—

Assets, end of period	$812,428	$45,659

(t)	Fund available in prior year but no activity.

See accompanying notes.

12

	$30,358,981	$30,358,981	$30,358,981	$30,358,981	$30,358,981
Sub-Account
American Growth Trust Series 1		American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/11 (t)

$74,967	$111,735	$61,419	$60,966		$55,104

74,967	111,735	61,419	60,966		55,104

25,334	17,249	8,031	8,301		2,273

49,633	94,486	53,388	52,665		52,831

—	—	—	—		—
2,944,435	(1,671,528)	24,836	(23,341)		(887)

2,944,435	(1,671,528)	24,836	(23,341)		(887)
(4,655,848)	6,740,366	(184,969)	455,253		(68,244)

(1,661,780)	5,163,324	(106,745)	484,577		(16,300)

1,472,467	1,913,939	180,701	162,646		—
(2,333,018)	(2,562,748)	(254,381)	(885,525)		(58,110)
(131,081)	5,762	(134,061)	(198,497)		(49,350)
(3,682,344)	(339,122)	(445,373)	(1,204,152)		869,720

(4,673,976)	(982,169)	(653,114)	(2,125,528)		762,260

(6,335,756)	4,181,155	(759,859)	(1,640,951)		745,960

36,694,737	32,513,582	5,787,098	7,428,049		—

$30,358,981	$36,694,737	$5,027,239	$5,787,098		$745,960

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		American New World Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$436,768	$521,160	$54,230	$47,759

Total investment income	436,768	521,160	54,230	47,759
Expenses:
Mortality and expense risk	14,317	16,841	2,130	801

Net investment income (loss)	422,451	504,319	52,100	46,958

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	981,073	(1,077,900)	58,102	126,923

Realized gains (losses)	981,073	(1,077,900)	58,102	126,923
Unrealized appreciation (depreciation) during the period	(5,708,890)	2,888,791	(655,152)	149,647

Net increase (decrease) in assets from operations	(4,305,366)	2,315,210	(544,950)	323,528

Changes from principal transactions:
Transfer of net premiums	554,831	652,259	53,984	49,177
Transfer on terminations	(994,363)	(1,599,697)	(244,839)	(123,807)
Transfer on policy loans	(260,760)	(32,355)	(29,971)	(3,697)
Net interfund transfers	(810,074)	4,581,301	185,323	3,407,654

Net increase (decrease) in assets from principal transactions	(1,510,366)	3,601,508	(35,503)	3,329,327

Total increase (decrease) in assets	(5,815,732)	5,916,718	(580,453)	3,652,855

Assets, beginning of period	33,638,319	27,721,601	4,381,765	728,910

Assets, end of period	$27,822,587	$33,638,319	$3,801,312	$4,381,765

(t)	Fund available in prior year but no activity.
(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

14

Sub-Account
Balanced Trust		Blue Chip Growth Trust		Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (l)

$1,192	$232	$12,339	$72,501	$31,441

1,192	232	12,339	72,501	31,441

—	—	145,884	142,990	146

1,192	232	(133,545)	(70,489)	31,295

280	427	—	—	—
36	314	2,485,800	476,315	8

316	741	2,485,800	476,315	8
(673)	2,216	(1,079,313)	11,564,068	(21,520)

835	3,189	1,272,942	11,969,894	9,783

2,638	850	3,318,037	3,868,862	5,302
(921)	(220)	(6,982,067)	(6,454,235)	(7,003)
—	—	(306,824)	(73,332)	—
57,272	25,083	318,314	(675,552)	1,216,385

58,989	25,713	(3,652,540)	(3,334,257)	1,214,684

59,824	28,902	(2,379,598)	8,635,637	1,224,467

28,902	—	86,877,719	78,242,082	—

$88,726	$28,902	$84,498,121	$86,877,719	$1,224,467

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Brandes International Equity Trust		Business Opportunity Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,560,762	$3,161,714	$77,805	$187,304

Total investment income	2,560,762	3,161,714	77,805	187,304
Expenses:
Mortality and expense risk	2,870	2,890	1,144	720

Net investment income (loss)	2,557,892	3,158,824	76,661	186,584

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(10,946,912)	(12,679,030)	(325,340)	(2,659,657)

Realized gains (losses)	(10,946,912)	(12,679,030)	(325,340)	(2,659,657)
Unrealized appreciation (depreciation) during the period	(2,646,873)	13,439,104	(622,663)	4,108,497

Net increase (decrease) in assets from operations	(11,035,893)	3,918,898	(871,342)	1,635,424

Changes from principal transactions:
Transfer of net premiums	3,182,881	4,089,455	1,008,778	1,401,759
Transfer on terminations	(6,217,566)	(5,044,917)	(1,476,706)	(1,648,809)
Transfer on policy loans	(599,177)	(84,664)	(362,409)	(70,275)
Net interfund transfers	(11,032,937)	(7,644,101)	(5,244,342)	(3,606,107)

Net increase (decrease) in assets from principal transactions	(14,666,799)	(8,684,227)	(6,074,679)	(3,923,432)

Total increase (decrease) in assets	(25,702,692)	(4,765,329)	(6,946,021)	(2,288,008)

Assets, beginning of period	99,778,235	104,543,564	24,713,352	27,001,360

Assets, end of period	$74,075,543	$99,778,235	$17,767,331	$24,713,352

(t)	Fund available in prior year but no activity.

See accompanying notes.

16

Sub-Account
Capital Appreciation Trust		Capital Appreciation Value Trust		Core Allocation Plus Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)

$42,980	$67,352	$11,527	$34,750	$6,056	$776

42,980	67,352	11,527	34,750	6,056	776

52,726	53,418	—	—	—	—

(9,746)	13,934	11,527	34,750	6,056	776

—	—	12,425	256,007	23,397	970
1,870,123	(27,349)	23,299	(4,845)	(930)	(3)

1,870,123	(27,349)	35,724	251,162	22,467	967
(1,863,761)	4,220,305	65,555	(69,304)	(55,238)	5,087

(3,384)	4,206,890	112,806	216,608	(26,715)	6,830

1,366,023	1,554,653	28,520	37,548	17,383	5,262
(2,962,608)	(1,857,049)	(43,776)	(46,850)	(13,957)	(1,383)
(75,722)	(130,795)	(154)	1,249	—	—
(924,812)	1,013,770	(1,544,116)	650,554	362,760	60,503

(2,597,119)	580,579	(1,559,526)	642,501	366,186	64,382

(2,600,503)	4,787,469	(1,446,720)	859,109	339,471	71,212

39,435,220	34,647,751	2,397,291	1,538,182	71,212	—

$36,834,717	$39,435,220	$950,571	$2,397,291	$410,683	$71,212

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust		Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10 (t)
Income:
Dividend income distribution	$160,728	$255,832	$1,065	$1,003

Total investment income	160,728	255,832	1,065	1,003
Expenses:
Mortality and expense risk	2,723	6,061	—	—

Net investment income (loss)	158,005	249,771	1,065	1,003

Realized gains (losses) on investments:
Capital gain distributions	156,346	88,870	539	—
Net realized gains (losses)	275,929	228,118	2,306	39

Realized gains (losses)	432,275	316,988	2,845	39
Unrealized appreciation (depreciation) during the period	(110,642)	135,294	(2,217)	2,217

Net increase (decrease) in assets from operations	479,638	702,053	1,693	3,259

Changes from principal transactions:
Transfer of net premiums	89,915	69,167	2,332	—
Transfer on terminations	(765,622)	(580,180)	(2,364)	(788)
Transfer on policy loans	4,575	(63,020)	—	—
Net interfund transfers	(3,637,865)	(972,939)	(69,549)	65,417

Net increase (decrease) in assets from principal transactions	(4,308,997)	(1,546,972)	(69,581)	64,629

Total increase (decrease) in assets	(3,829,359)	(844,919)	(67,888)	67,888

Assets, beginning of period	9,163,732	10,008,651	67,888	—

Assets, end of period	$5,334,373	$9,163,732	—	$67,888

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

See accompanying notes.

18

Sub-Account
Core Strategy Trust		Disciplined Diversification Trust		Emerging Markets Value Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$650	$15,902	$11,185	$13,290	$438,501	$375,107

650	15,902	11,185	13,290	438,501	375,107

—	—	—	—	10,778	9,825

650	15,902	11,185	13,290	427,723	365,282

—	—	2,424	—	3,391,585	562,418
23,000	143	77,569	63,975	1,723,786	1,754,073

23,000	143	79,993	63,975	5,115,371	2,316,491
(1,115)	(794)	(101,222)	101,617	(13,860,126)	2,391,446

22,535	15,251	(10,044)	178,882	(8,317,032)	5,073,219

—	—	13,186	7,635	1,053,950	812,082
(1,907)	(1,070)	(72,451)	(20,726)	(1,029,628)	(1,089,805)
—	—	—	32,678	(281,787)	(82,938)
(715,666)	683,505	(314,222)	(702,268)	(2,743,020)	14,189,974

(717,573)	682,435	(373,487)	(682,681)	(3,000,485)	13,829,313

(695,038)	697,686	(383,531)	(503,799)	(11,317,517)	18,902,532

723,163	25,477	862,872	1,366,671	34,012,886	15,110,354

$28,125	$723,163	$479,341	$862,872	$22,695,369	$34,012,886

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust		Financial Services Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,466,092	$2,354,679	$33,715	$8,104

Total investment income	2,466,092	2,354,679	33,715	8,104
Expenses:
Mortality and expense risk	170,719	164,880	1,710	1,793

Net investment income (loss)	2,295,373	2,189,799	32,005	6,311

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(3,508,953)	(9,616,554)	172,015	(431,341)

Realized gains (losses)	(3,508,953)	(9,616,554)	172,015	(431,341)
Unrealized appreciation (depreciation) during the period	(971,924)	25,369,218	(420,184)	719,475

Net increase (decrease) in assets from operations	(2,185,504)	17,942,463	(216,164)	294,445

Changes from principal transactions:
Transfer of net premiums	4,093,508	4,566,357	72,713	89,766
Transfer on terminations	(12,605,775)	(8,952,769)	(248,639)	(71,035)
Transfer on policy loans	(30,899)	(600,839)	(126,375)	(22,633)
Net interfund transfers	8,348,725	(5,728,281)	(175,086)	(576,069)

Net increase (decrease) in assets from principal transactions	(194,441)	(10,715,532)	(477,387)	(579,971)

Total increase (decrease) in assets	(2,379,945)	7,226,931	(693,551)	(285,526)

Assets, beginning of period	130,000,445	122,773,514	2,381,529	2,667,055

Assets, end of period	$127,620,500	$130,000,445	$1,687,978	$2,381,529

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

See accompanying notes.

20

Sub-Account
Franklin Templeton Founding Allocation Trust		Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10

$14,378	$41,905	—	$107,283	$541,601	$580,701

14,378	41,905	—	107,283	541,601	580,701

—	—	1,925	1,555	144,416	139,185

14,378	41,905	(1,925)	105,728	397,185	441,516

—	—	5,145,088	—	—	—
63,652	51,756	3,979,118	(1,024,261)	(691,376)	(2,186,454)

63,652	51,756	9,124,206	(1,024,261)	(691,376)	(2,186,454)
(54,592)	68,552	(13,569,680)	12,483,826	(869,069)	10,431,586

23,438	162,213	(4,447,399)	11,565,293	(1,163,260)	8,686,648

21,280	22,697	1,762,973	1,787,369	2,195,195	2,952,479
(8,472)	(49,587)	(4,951,950)	(3,596,560)	(5,549,125)	(4,913,596)
—	—	(847,956)	(59,437)	(167,037)	285,018
(713,690)	(465,608)	(2,638,854)	(4,319,347)	(1,566,915)	(3,589,590)

(700,882)	(492,498)	(6,675,787)	(6,187,975)	(5,087,882)	(5,265,689)

(677,444)	(330,285)	(11,123,186)	5,377,318	(6,251,142)	3,420,959

1,139,066	1,469,351	56,174,234	50,796,916	52,533,441	49,112,482

$461,622	$1,139,066	$45,051,048	$56,174,234	$46,282,299	$52,533,441

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust
	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$733	$374	$11,118	$19,919

Total investment income	733	374	11,118	19,919
Expenses:
Mortality and expense risk	160	53	3	28

Net investment income (loss)	573	321	11,115	19,891

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	209	16	(102,768)	(307,064)

Realized gains (losses)	209	16	(102,768)	(307,064)
Unrealized appreciation (depreciation) during the period	230	996	100,193	427,166

Net increase (decrease) in assets from operations	1,012	1,333	8,540	139,993

Changes from principal transactions:
Transfer of net premiums	175	300	46,169	36,698
Transfer on terminations	(2,918)	(88)	(42,066)	(115,615)
Transfer on policy loans	—	—	43,275	(2,889)
Net interfund transfers	22,909	17,111	(32,754)	(369,131)

Net increase (decrease) in assets from principal transactions	20,166	17,323	14,624	(450,937)

Total increase (decrease) in assets	21,178	18,656	23,164	(310,944)

Assets, beginning of period	25,377	6,721	1,012,479	1,323,423

Assets, end of period	$46,555	$25,377	$1,035,643	$1,012,479

(o)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(p)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

22

Sub-Account
Fundamental Value Trust		Global Bond Trust		Global Diversification Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10

$53,748	$70,967	$2,226,822	$1,330,934	$14,741	$14,249

53,748	70,967	2,226,822	1,330,934	14,741	14,249

3,491	4,605	28,516	33,245	8	1,207

50,257	66,362	2,198,306	1,297,689	14,733	13,042

—	—	—	—	—	—
(93,737)	(208,484)	(320,492)	(1,171,408)	(91,529)	44,670

(93,737)	(208,484)	(320,492)	(1,171,408)	(91,529)	44,670
(271,453)	910,510	1,154,454	3,463,266	(73,054)	3,679

(314,933)	768,388	3,032,268	3,589,547	(149,850)	61,391

419,347	280,568	1,160,678	1,127,349	138,310	4,420
(439,117)	(396,962)	(3,187,307)	(3,936,359)	(131,184)	(22,819)
(48,958)	(72,623)	(237,820)	166,390	(6,578)	—
(222,079)	(401,667)	(2,001,149)	850,119	122,215	688,943

(290,807)	(590,684)	(4,265,598)	(1,792,501)	122,763	670,544

(605,740)	177,704	(1,233,330)	1,797,046	(27,087)	731,935

6,404,245	6,226,541	37,594,467	35,797,421	771,166	39,231

$5,798,505	$6,404,245	$36,361,137	$37,594,467	$744,079	$771,166

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust		Health Sciences Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$68,930	$72,390	—	—

Total investment income	68,930	72,390	—	—
Expenses:
Mortality and expense risk	462	604	12,434	8,827

Net investment income (loss)	68,468	71,786	(12,434)	(8,827)

Realized gains (losses) on investments:
Capital gain distributions	—	—	96,736	—
Net realized gains (losses)	(53,691)	(58,966)	1,069,331	(92,335)

Realized gains (losses)	(53,691)	(58,966)	1,166,067	(92,335)
Unrealized appreciation (depreciation) during the period	(279,369)	358,320	(137,159)	1,246,340

Net increase (decrease) in assets from operations	(264,592)	371,140	1,016,474	1,145,178

Changes from principal transactions:
Transfer of net premiums	26,417	491,302	324,205	224,550
Transfer on terminations	(1,165,101)	(154,709)	(1,249,346)	(434,371)
Transfer on policy loans	—	—	(359,902)	(19,365)
Net interfund transfers	(455,396)	2,549,324	1,624,589	402,849

Net increase (decrease) in assets from principal transactions	(1,594,080)	2,885,917	339,546	173,663

Total increase (decrease) in assets	(1,858,672)	3,257,057	1,356,020	1,318,841

Assets, beginning of period	4,793,395	1,536,338	8,912,677	7,593,836

Assets, end of period	$2,934,723	$4,793,395	$10,268,697	$8,912,677

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

24

Sub-Account
High Yield Trust		International Core Trust		International Equity Index Trust A
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)

$2,604,051	$9,992,714	$240,247	$172,901	$175,870	$102,940

2,604,051	9,992,714	240,247	172,901	175,870	102,940

22,092	20,675	1,757	1,796	4,712	3,040

2,581,959	9,972,039	238,490	171,105	171,158	99,900

—	—	—	—	127,634	965,622
(2,460,841)	920,588	19,798	(105,398)	(232,753)	(559,892)

(2,460,841)	920,588	19,798	(105,398)	(105,119)	405,730
120,412	(8,423,627)	(1,214,490)	644,385	(870,601)	(84,967)

241,530	2,469,000	(956,202)	710,092	(804,562)	420,663

927,369	843,843	142,706	100,363	228,953	128,573
(2,445,045)	(4,022,389)	(180,728)	(276,965)	(442,666)	(171,299)
(171,476)	907,054	(296)	(91)	4,259	2,235
2,530,724	5,439,783	301,099	(1,472,316)	409,766	4,928,934

841,572	3,168,291	262,781	(1,649,009)	200,312	4,888,443

1,083,102	5,637,291	(693,421)	(938,917)	(604,250)	5,309,106

27,626,152	21,988,861	9,561,277	10,500,194	5,309,106	—

$28,709,254	$27,626,152	$8,867,856	$9,561,277	$4,704,856	$5,309,106

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust B		International Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$3,383,323	$2,958,849	$80,323	$156,418

Total investment income	3,383,323	2,958,849	80,323	156,418
Expenses:
Mortality and expense risk	93,125	102,543	3,745	5,881

Net investment income (loss)	3,290,198	2,856,306	76,578	150,537

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,429,799)	(3,190,759)	(613,988)	(942,941)

Realized gains (losses)	(4,429,799)	(3,190,759)	(613,988)	(942,941)
Unrealized appreciation (depreciation) during the period	(12,658,417)	13,159,994	(1,285,864)	2,253,212

Net increase (decrease) in assets from operations	(13,798,018)	12,825,541	(1,823,274)	1,460,808

Changes from principal transactions:
Transfer of net premiums	1,755,968	2,288,055	420,818	484,470
Transfer on terminations	(4,877,089)	(5,329,572)	(751,695)	(519,112)
Transfer on policy loans	(846,141)	(159,279)	(32,311)	(48,989)
Net interfund transfers	(21,304,959)	(4,837,736)	(1,173,130)	(74,897)

Net increase (decrease) in assets from principal transactions	(25,272,221)	(8,038,532)	(1,536,318)	(158,528)

Total increase (decrease) in assets	(39,070,239)	4,787,009	(3,359,592)	1,302,280

Assets, beginning of period	124,926,838	120,139,829	11,455,808	10,153,528

Assets, end of period	$85,856,599	$124,926,838	$8,096,216	$11,455,808

See accompanying notes.

26

Sub-Account
International Small Company Trust		International Value Trust		Investment Quality Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$178,251	$244,321	$1,250,957	$1,094,603	$405,399	$493,271

178,251	244,321	1,250,957	1,094,603	405,399	493,271

4,172	5,264	74,973	60,762	12,065	12,145

174,079	239,057	1,175,984	1,033,841	393,334	481,126

—	—	—	—	—	—
218,390	21,327	211,268	(1,787,165)	88,495	202,005

218,390	21,327	211,268	(1,787,165)	88,495	202,005
(2,265,006)	1,463,809	(7,886,549)	5,117,763	231,117	(13,647)

(1,872,537)	1,724,193	(6,499,297)	4,364,439	712,946	669,484

470,755	533,133	1,929,159	1,941,685	147,645	273,493
(557,351)	(518,654)	(5,116,016)	(2,617,959)	(1,003,761)	(577,262)
(17,468)	(74,419)	(181,809)	(101,686)	(230,674)	190,846
630,002	1,924,923	(3,780,376)	43,649,746	691,083	117,895

525,938	1,864,983	(7,149,042)	42,871,786	(395,707)	4,972

(1,346,599)	3,589,176	(13,648,339)	47,236,225	317,239	674,456

10,206,328	6,617,152	56,878,234	9,642,009	9,557,245	8,882,789

$8,859,729	$10,206,328	$43,229,895	$56,878,234	$9,874,484	$9,557,245

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth Trust		Large Cap Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	$139,691	$19,278	$17,119

Total investment income	—	139,691	19,278	17,119
Expenses:
Mortality and expense risk	2,675	2,057	1,742	1,426

Net investment income (loss)	(2,675)	137,634	17,536	15,693

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	167,475	(3,905,203)	100,399	41,313

Realized gains (losses)	167,475	(3,905,203)	100,399	41,313
Unrealized appreciation (depreciation) during the period	(802,540)	11,231,623	(106,883)	144,718

Net increase (decrease) in assets from operations	(637,740)	7,464,054	11,052	201,724

Changes from principal transactions:
Transfer of net premiums	1,622,090	1,755,454	96,362	82,734
Transfer on terminations	(2,888,162)	(2,567,289)	(143,044)	(155,719)
Transfer on policy loans	(435,304)	(240,731)	—	—
Net interfund transfers	(81,520)	(3,331,774)	(474,531)	976,610

Net increase (decrease) in assets from principal transactions	(1,782,896)	(4,384,340)	(521,213)	903,625

Total increase (decrease) in assets	(2,420,636)	3,079,714	(510,161)	1,105,349

Assets, beginning of period	40,273,728	37,194,014	1,829,762	724,413

Assets, end of period	$37,853,092	$40,273,728	$1,319,601	$1,829,762

(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

28

Sub-Account
Large Cap Value Trust		Lifestyle Aggressive Trust		Lifestyle Balanced Trust
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$64,685	$171,354	$92,447	$136,440	$2,314,556	$1,968,911

64,685	171,354	92,447	136,440	2,314,556	1,968,911

2,897	8,420	7,692	9,492	154,547	152,351

61,788	162,934	84,755	126,948	2,160,009	1,816,560

—	—	—	—	—	—
1,752,385	(802,241)	167,859	(658,451)	2,157,409	1,543,670

1,752,385	(802,241)	167,859	(658,451)	2,157,409	1,543,670
(788,003)	1,993,092	(576,776)	1,603,072	(4,031,501)	4,742,421

1,026,170	1,353,785	(324,162)	1,071,569	285,917	8,102,651

187,470	775,101	630,879	811,522	2,578,192	4,734,128
(587,234)	(1,327,405)	(898,924)	(573,745)	(7,040,462)	(12,028,699)
(112,034)	(140,236)	(454,044)	(5,995)	(455,545)	(47,682)
(14,680,143)	1,340,521	(1,705,621)	(871,844)	(2,156,793)	(7,482,148)

(15,191,941)	647,981	(2,427,710)	(640,062)	(7,074,608)	(14,824,401)

(14,165,771)	2,001,766	(2,751,872)	431,507	(6,788,691)	(6,721,750)

14,165,771	12,164,005	7,521,733	7,090,226	73,813,515	80,535,265

—	$14,165,771	$4,769,861	$7,521,733	$67,024,824	$73,813,515

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust		Lifestyle Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$179,934	$129,976	$1,190,940	$1,040,308

Total investment income	179,934	129,976	1,190,940	1,040,308
Expenses:
Mortality and expense risk	2,222	794	84,067	75,181

Net investment income (loss)	177,712	129,182	1,106,873	965,127

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	225,658	28,194	(1,063,555)	(1,792,459)

Realized gains (losses)	225,658	28,194	(1,063,555)	(1,792,459)
Unrealized appreciation (depreciation) during the period	(235,773)	290,068	(876,842)	6,258,355

Net increase (decrease) in assets from operations	167,597	447,444	(833,524)	5,431,023

Changes from principal transactions:
Transfer of net premiums	310,659	466,461	3,820,653	3,703,628
Transfer on terminations	(421,782)	(573,721)	(2,854,515)	(2,015,253)
Transfer on policy loans	(330,725)	(59)	(714,017)	67,471
Net interfund transfers	(289,236)	579,903	(2,950,547)	(6,959,661)

Net increase (decrease) in assets from principal transactions	(731,084)	472,584	(2,698,426)	(5,203,815)

Total increase (decrease) in assets	(563,487)	920,028	(3,531,950)	227,208

Assets, beginning of period	4,878,794	3,958,766	44,969,615	44,742,407

Assets, end of period	$4,315,307	$4,878,794	$41,437,665	$44,969,615

See accompanying notes.

30

Sub-Account
Lifestyle Moderate Trust		Mid Cap Index Trust		Mid Cap Stock Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$141,826	$79,805	$131,360	$195,395	—	$27

141,826	79,805	131,360	195,395	—	27

2,688	2,536	8,229	7,554	54,475	48,409

139,138	77,269	123,131	187,841	(54,475)	(48,382)

—	—	422,450	—	—	—
94,797	(11,468)	1,336,974	(605,600)	1,610,903	(723,396)

94,797	(11,468)	1,759,424	(605,600)	1,610,903	(723,396)
(165,646)	194,164	(2,017,765)	3,979,034	(4,595,997)	7,686,406

68,289	259,965	(135,210)	3,561,275	(3,039,569)	6,914,628

227,801	219,485	561,321	932,233	1,173,504	1,104,841
(645,376)	(212,114)	(893,953)	(1,583,801)	(2,649,044)	(2,926,486)
(225,332)	(39,436)	(515,729)	29,293	(361,978)	(23,329)
1,344,186	911,369	(1,643,617)	462,723	(2,859,537)	(3,807,002)

701,279	879,304	(2,491,978)	(159,552)	(4,697,055)	(5,651,976)

769,568	1,139,269	(2,627,188)	3,401,723	(7,736,624)	1,262,652

3,061,241	1,921,972	20,002,299	16,600,576	36,028,199	34,765,547

$3,830,809	$3,061,241	$17,375,111	$20,002,299	$28,291,575	$36,028,199

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$273,785	$795,930	—	$80,470

Total investment income	273,785	795,930	—	80,470
Expenses:
Mortality and expense risk	40,475	44,498	95,890	119,575

Net investment income (loss)	233,310	751,432	(95,890)	(39,105)

Realized gains (losses) on investments:
Capital gain distributions	—	142,586	127,184	—
Net realized gains (losses)	(14,367)	(827,707)	—	—

Realized gains (losses)	(14,367)	(685,121)	127,184	—
Unrealized appreciation (depreciation) during the period	(1,886,802)	5,737,526	—	—

Net increase (decrease) in assets from operations	(1,667,859)	5,803,837	31,294	(39,105)

Changes from principal transactions:
Transfer of net premiums	841,778	1,045,952	15,028,913	18,572,442
Transfer on terminations	(2,956,285)	(3,505,229)	(31,410,802)	(45,946,163)
Transfer on policy loans	(315,879)	(180,262)	(10,843,453)	(2,040,308)
Net interfund transfers	(2,682,307)	(2,261,040)	16,885,819	31,291,668

Net increase (decrease) in assets from principal transactions	(5,112,693)	(4,900,579)	(10,339,523)	1,877,639

Total increase (decrease) in assets	(6,780,552)	903,258	(10,308,229)	1,838,534

Assets, beginning of period	39,553,092	38,649,834	156,122,272	154,283,738

Assets, end of period	$32,772,540	$39,553,092	$145,814,043	$156,122,272

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(e)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

32

Sub-Account
Natural Resources Trust		Overseas Equity Trust	Pacific Rim Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/10 (e)

$129,829	$172,481	$266,852	$16,783

129,829	172,481	266,852	16,783

19,302	18,300	23,769	1,543

110,527	154,181	243,083	15,240

—	—	—	—
1,909,285	(829,770)	(9,123,689)	(238,443)

1,909,285	(829,770)	(9,123,689)	(238,443)
(7,596,836)	3,807,099	8,476,380	290,207

(5,577,024)	3,131,510	(404,226)	67,004

968,367	1,031,598	314,601	36,160
(2,019,700)	(1,865,797)	(743,846)	(43,707)
(419,315)	(1,501)	4,938	—
(625,436)	(661,505)	(42,613,442)	(3,689,041)

(2,096,084)	(1,497,205)	(43,037,749)	(3,696,588)

(7,673,108)	1,634,305	(43,441,975)	(3,629,584)

27,939,662	26,305,357	43,441,975	3,629,584

$20,266,554	$27,939,662	—	—

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust		Real Return Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$798,849	$872,749	$682,371	$1,506,645

Total investment income	798,849	872,749	682,371	1,506,645
Expenses:
Mortality and expense risk	32,182	32,848	8,741	6,906

Net investment income (loss)	766,667	839,901	673,630	1,499,739

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	783,335	(4,800,824)	180,197	(20,587)

Realized gains (losses)	783,335	(4,800,824)	180,197	(20,587)
Unrealized appreciation (depreciation) during the period	2,881,580	15,161,948	1,027,451	(321,538)

Net increase (decrease) in assets from operations	4,431,582	11,201,025	1,881,278	1,157,614

Changes from principal transactions:
Transfer of net premiums	1,324,419	1,537,509	1,139,321	756,863
Transfer on terminations	(4,704,060)	(4,167,273)	(1,272,038)	(1,728,919)
Transfer on policy loans	(199,357)	(152,024)	(155,909)	(2,874)
Net interfund transfers	1,047,954	1,346,881	4,123,169	945,903

Net increase (decrease) in assets from principal transactions	(2,531,044)	(1,434,907)	3,834,543	(29,027)

Total increase (decrease) in assets	1,900,538	9,766,118	5,715,821	1,128,587

Assets, beginning of period	50,397,185	40,631,067	12,771,902	11,643,315

Assets, end of period	$52,297,723	$50,397,185	$18,487,723	$12,771,902

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

34

Sub-Account
Science & Technology Trust		Short Term Government Income Trust		Short-Term Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)	Year Ended Dec. 31/10 (f)

—	$3	$918,480	$443,071	$482,902

—	3	918,480	443,071	482,902

6,227	5,976	34,633	25,715	11,884

(6,227)	(5,973)	883,847	417,356	471,018

—	—	96,524	6,063	—
946,688	247,237	155,811	56,648	(1,918,001)

946,688	247,237	252,335	62,711	(1,918,001)
(1,191,977)	678,275	(139,408)	(39,996)	2,517,790

(251,516)	919,539	996,774	440,071	1,070,807

166,327	111,514	539,731	322,017	225,520
(383,006)	(237,482)	(2,444,443)	(2,158,329)	(482,852)
(298,125)	(28,307)	73,139	(55,977)	(6,236)
(1,332,532)	1,698,055	9,406,476	30,221,981	(27,246,700)

(1,847,336)	1,543,780	7,574,903	28,329,692	(27,510,268)

(2,098,852)	2,463,319	8,571,677	28,769,763	(26,439,461)

5,132,130	2,668,811	28,769,763	—	26,439,461

$3,033,278	$5,132,130	$37,341,440	$28,769,763	—

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust		Small Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	$188,467	$83,487

Total investment income	—	—	188,467	83,487
Expenses:
Mortality and expense risk	88,676	84,179	6,551	6,447

Net investment income (loss)	(88,676)	(84,179)	181,916	77,040

Realized gains (losses) on investments:
Capital gain distributions	1,113,261	—	67,156	—
Net realized gains (losses)	860,498	(147,762)	386,798	(245,475)

Realized gains (losses)	1,973,759	(147,762)	453,954	(245,475)
Unrealized appreciation (depreciation) during the period	(4,944,538)	8,958,979	(1,322,035)	3,743,170

Net increase (decrease) in assets from operations	(3,059,455)	8,727,038	(686,165)	3,574,735

Changes from principal transactions:
Transfer of net premiums	1,497,763	1,589,948	354,660	597,174
Transfer on terminations	(2,937,189)	(3,334,038)	(737,432)	(588,441)
Transfer on policy loans	(445,748)	(62,532)	(205,644)	(30,213)
Net interfund transfers	(740,677)	(2,647,201)	(421,888)	(399,054)

Net increase (decrease) in assets from principal transactions	(2,625,851)	(4,453,823)	(1,010,304)	(420,534)

Total increase (decrease) in assets	(5,685,306)	4,273,215	(1,696,469)	3,154,201

Assets, beginning of period	47,103,696	42,830,481	16,574,673	13,420,472

Assets, end of period	$41,418,390	$47,103,696	$14,878,204	$16,574,673

See accompanying notes.

36

Sub-Account
Small Cap Opportunities Trust		Small Cap Value Trust		Small Company Value Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$9,110	—	$631,399	$285,547	$34,435	$68,699

9,110	—	631,399	285,547	34,435	68,699

3,664	2,031	45,624	43,708	5,603	4,426

5,446	(2,031)	585,775	241,839	28,832	64,273

—	—	—	—	—	—
736,570	407,634	1,594,357	(494,731)	276,187	171,742

736,570	407,634	1,594,357	(494,731)	276,187	171,742
(954,431)	1,153,265	(1,548,408)	16,523,449	(421,891)	818,313

(212,415)	1,558,868	631,724	16,270,557	(116,872)	1,054,328

266,481	285,025	1,920,788	1,786,007	280,536	195,387
(335,948)	(601,212)	(5,296,108)	(3,826,128)	(483,136)	(576,597)
2,003	146,494	(234,275)	(114,624)	(33,959)	(38,321)
(3,330,155)	3,796,889	(2,184,158)	(4,098,948)	168,568	(896,471)

(3,397,619)	3,627,196	(5,793,753)	(6,253,693)	(67,991)	(1,316,002)

(3,610,034)	5,186,064	(5,162,029)	10,016,864	(184,863)	(261,674)

11,506,613	6,320,549	76,957,701	66,940,837	5,509,197	5,770,871

$7,896,579	$11,506,613	$71,795,672	$76,957,701	$5,324,334	$5,509,197

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	$10,000	$10,000	$10,000	$10,000
	Sub-Account
	Smaller Company Growth Trust		Strategic Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/10 (g)
Income:
Dividend income distribution	—	—		$309,339

Total investment income	—	—		309,339
Expenses:
Mortality and expense risk	733	344		2,011

Net investment income (loss)	(733)	(344)		307,328

Realized gains (losses) on investments:
Capital gain distributions	—	9,598		—
Net realized gains (losses)	56,697	37,908		(64,697)

Realized gains (losses)	56,697	47,506		(64,697)
Unrealized appreciation (depreciation) during the period	(109,909)	134,337		116,140

Net increase (decrease) in assets from operations	(53,945)	181,499		358,771

Changes from principal transactions:
Transfer of net premiums	37,001	24,755		309,520
Transfer on terminations	(101,848)	(42,118)		(1,347,835)
Transfer on policy loans	(51,717)	(25,044)		50,747
Net interfund transfers	(1,096,839)	1,429,158		(2,617,568)

Net increase (decrease) in assets from principal transactions	(1,213,403)	1,386,751		(3,605,136)

Total increase (decrease) in assets	(1,267,348)	1,568,250		(3,246,365)

Assets, beginning of period	1,954,089	385,839		3,246,365

Assets, end of period	$686,741	$1,954,089		—

(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

38

Sub-Account
Strategic Income Opportunities Trust		Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$773,829	$654,015	$1,914,748	$1,993,254	$5,000,333	$2,854,681

773,829	654,015	1,914,748	1,993,254	5,000,333	2,854,681

7,331	2,559	38,902	40,836	17,020	27,501

766,498	651,456	1,875,846	1,952,418	4,983,313	2,827,180

—	—	—	—	4,334,217	1,996,850
19,110	59,429	513,702	379,911	1,907,818	2,308,113

19,110	59,429	513,702	379,911	6,242,035	4,304,963
(640,614)	(282,206)	858,328	523,827	(6,826,659)	1,171,789

144,994	428,679	3,247,876	2,856,156	4,398,689	8,303,932

245,188	135,154	947,430	1,089,278	4,014,642	3,249,414
(528,990)	(179,448)	(3,383,131)	(2,258,908)	(6,904,006)	(10,653,475)
(49,089)	66,961	(254,761)	(181,555)	(401,879)	(553,168)
(534,633)	5,860,577	(843,116)	(443,424)	(5,194,216)	16,409,313

(867,524)	5,883,244	(3,533,578)	(1,794,609)	(8,485,459)	8,452,084

(722,530)	6,311,923	(285,702)	1,061,547	(4,086,770)	16,756,016

7,800,643	1,488,720	44,996,196	43,934,649	117,041,343	100,285,327

$7,078,113	$7,800,643	$44,710,494	$44,996,196	$112,954,573	$117,041,343

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	$100,000	$100,000	$100,000	$100,000
	Sub-Account
	Total Stock Market Index Trust		U.S. Government Securities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/10 (ay)
Income:
Dividend income distribution	$262,734	$276,861		$22,110

Total investment income	262,734	276,861		22,110
Expenses:
Mortality and expense risk	21,213	20,250		473

Net investment income (loss)	241,521	256,611		21,637

Realized gains (losses) on investments:
Capital gain distributions	—	—		71,797
Net realized gains (losses)	593,440	(213,081)		(58,589)

Realized gains (losses)	593,440	(213,081)		13,208
Unrealized appreciation (depreciation) during the period	(734,012)	3,131,180		11,799

Net increase (decrease) in assets from operations	100,949	3,174,710		46,644

Changes from principal transactions:
Transfer of net premiums	486,634	535,952		42,325
Transfer on terminations	(1,731,702)	(1,065,914)		(39,041)
Transfer on policy loans	(115,144)	13,659		—
Net interfund transfers	(898,747)	(1,686,537)		(1,978,383)

Net increase (decrease) in assets from principal transactions	(2,258,959)	(2,202,840)		(1,975,099)

Total increase (decrease) in assets	(2,158,010)	971,870		(1,928,455)

Assets, beginning of period	21,544,102	20,572,232		1,928,455

Assets, end of period	$19,386,092	$21,544,102		—

(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(t)	Fund available in prior year but no activity.

See accompanying notes.

40

$100,000	$100,000	$100,000	$100,000	$100,000
Sub-Account
U.S. High Yield Bond Trust	Ultra Short Term Bond Trust		Utilities Trust
Year Ended Dec. 31/10 (az)		Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$3,194,529		$10,811	$743,939	$389,221

3,194,529		10,811	743,939	389,221

2,595		360	11,290	8,466

3,191,934		10,451	732,649	380,755

2,640,669		—	—	—
(4,153,460)		(52)	347,532	(1,991,242)

(1,512,791)		(52)	347,532	(1,991,242)
(639,721)		(10,898)	(13,530)	3,690,124

1,039,422		(499)	1,066,651	2,079,637

192,367		34,703	362,526	311,328
(980,311)		(15,006)	(4,376,442)	(916,517)
(10,331)		—	(61,238)	(57,914)
(19,517,719)		726,863	5,236,519	1,367,814

(20,315,994)		746,560	1,161,365	704,711

(19,276,572)		746,061	2,228,016	2,784,348

19,276,572		—	17,302,489	14,518,141

—		$746,061	$19,530,505	$17,302,489

41

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust		Total
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$98,681	$97,452	$44,765,307	$54,013,160

Total investment income	98,681	97,452	44,765,307	54,013,160
Expenses:
Mortality and expense risk	3,182	3,886	1,972,138	1,983,118

Net investment income (loss)	95,499	93,566	42,793,169	52,030,042

Realized gains (losses) on investments:
Capital gain distributions	—	—	15,140,076	6,745,029
Net realized gains (losses)	608,624	(384,300)	12,685,802	(68,710,271)

Realized gains (losses)	608,624	(384,300)	27,825,878	(61,965,242)
Unrealized appreciation (depreciation) during the period	(688,295)	2,026,385	(114,073,444)	282,124,250

Net increase (decrease) in assets from operations	15,828	1,735,651	(43,454,397)	272,189,050

Changes from principal transactions:
Transfer of net premiums	378,036	687,683	79,763,627	92,724,668
Transfer on terminations	(2,115,567)	(564,036)	(184,493,131)	(191,921,195)
Transfer on policy loans	(147,959)	81,183	(23,788,518)	(5,046,032)
Net interfund transfers	(290,352)	(3,637,735)	(50,328,093)	(21,417,996)

Net increase (decrease) in assets from principal transactions	(2,175,842)	(3,432,905)	(178,846,115)	(125,660,555)

Total increase (decrease) in assets	(2,160,014)	(1,697,254)	(222,300,512)	146,528,495

Assets, beginning of period	10,090,228	11,787,482	$2,317,853,991	2,171,325,496

Assets, end of period	$7,930,214	$10,090,228	$2,095,553,479	$2,317,853,991

See accompanying notes.

42

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2011

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 71 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2011. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Fundamental Holdings Trust Series 1	Fundamental Holdings Trust Series I	October 31, 2011
American Global Diversification Trust Series 1	Global Diversification Trust Series 1	October 31, 2011
Optimized All Cap Trust	Fundamental All Cap Core Trust	June 27, 2011
Optimized Value Trust	Fundamental Large Cap Value Trust	June 27, 2011

The following sub-account of the Account was commenced as an investment option:

New Fund	Effective Date
Bond Trust	October 31, 2011

43

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
American Bond Trust Series 1	Bond Trust	October 31, 2011
Core Diversified Growth & Income Trust Series 1	Lifestyle Growth Trust	October 31, 2011
Large Cap Value Trust	Equity-Income Trust	May 2, 2011

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

ACS 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

44

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$2,095,553,479
Level 2	—
Level 3	—

$2,095,553,479

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

45

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$29,720,335	$39,684,090
Active Bond Trust	11,355,091	8,956,146
All Cap Core Trust	189,790	93,614
All Cap Value Trust	5,046,614	1,035,160
Alpha Opportunities Trust	1,839,295	98,360
American Asset Allocation Trust Series 1	127,358	794,070
American Blue Chip Income and Growth Trust Series 1	663,078	643,145
American Bond Trust Series 1	354,243	1,663,418
American Global Growth Trust Series 1	878,185	28,975
American Global Small Capitalization Trust Series 1	53,320	979
American Growth Trust Series 1	7,686,380	12,310,723
American Growth-Income Trust Series 1	329,364	929,091
American High-Income Bond Trust Series 1	1,014,113	199,022
American International Trust Series 1	6,127,313	7,215,228
American New World Trust Series 1	1,978,186	1,961,588
Balanced Trust	61,237	777
Blue Chip Growth Trust	13,003,335	16,789,419
Bond Trust	1,253,071	7,091
Capital Appreciation Trust	7,736,980	10,343,845
Capital Appreciation Value Trust	1,283,237	2,818,811
Core Allocation Plus Trust	425,431	29,792
Core Bond Trust	2,478,492	6,473,138
Core Diversified Growth & Income Trust Series 1	3,925	71,903
Core Strategy Trust	650	717,572
Disciplined Diversification Trust	476,752	836,630
Emerging Markets Value Trust	11,690,564	10,871,740
Equity-Income Trust	31,792,099	29,691,167

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Financial Services Trust	$601,614	$1,046,995
Franklin Templeton Founding Allocation Trust	51,946	738,450
Fundamental All Cap Core Trust	3,251,332	7,942,029
Fundamental Holdings Trust Series 1	23,734	2,994
Fundamental Large Cap Value Trust	435,949	410,209
Fundamental Value Trust	1,080,032	1,320,583
Global Bond Trust	9,495,122	11,562,413
Global Diversification Trust Series 1	2,694,914	2,557,417
Global Trust	766,456	2,292,069
Health Sciences Trust	6,703,131	6,279,284
High Yield Trust	13,987,456	10,563,925
International Core Trust	1,483,849	982,578
International Equity Index Trust A	1,417,262	918,158
International Equity Index Trust B	13,658,777	35,640,800
International Opportunities Trust	1,462,133	2,921,873
International Small Company Trust	3,523,234	2,823,216
International Value Trust	6,925,562	12,898,621
Investment Quality Bond Trust	1,982,145	1,984,519
Large Cap Trust	465,263	968,941
Large Cap Value Trust	624,476	15,754,630
Lifestyle Aggressive Trust	2,272,961	4,615,917
Lifestyle Balanced Trust	9,613,646	14,528,244
Lifestyle Conservative Trust	2,075,857	2,629,229
Lifestyle Growth Trust	6,544,372	8,135,925
Lifestyle Moderate Trust	2,171,994	1,331,576
Mid Cap Index Trust	4,711,756	6,658,153
Mid Cap Stock Trust	6,229,974	10,981,505
Mid Value Trust	2,516,788	7,396,171
Money Market Trust B	121,752,272	132,060,500
Natural Resources Trust	10,114,952	12,100,509
Real Estate Securities Trust	11,071,229	12,835,606
Real Return Bond Trust	11,252,184	6,744,010
Science & Technology Trust	2,465,043	4,318,605
Short Term Government Income Trust	23,910,851	15,355,577
Small Cap Growth Trust	10,315,347	11,916,612
Small Cap Index Trust	2,034,489	2,795,721
Small Cap Opportunities Trust	2,225,573	5,617,746
Small Cap Value Trust	11,214,658	16,422,635
Small Company Value Trust	1,247,021	1,286,180
Smaller Company Growth Trust	218,774	1,432,911
Strategic Income Opportunities Trust	3,097,114	3,198,141
Total Bond Market Trust B	8,119,209	9,776,942

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Return Trust	$39,431,106	$38,599,036
Total Stock Market Index Trust	3,044,616	5,062,055
Ultra Short Term Bond Trust	872,068	115,056
Utilities Trust	6,258,228	4,364,214
Value Trust	1,462,527	3,542,869
All Asset Portfolio	7,178,703	3,417,045
Brandes International Equity Trust	12,842,181	24,951,088
Business Opportunity Value Trust	1,882,704	7,880,721
Frontier Capital Appreciation Trust	24,751,983	26,284,607
Large Cap Growth Trust	11,631,104	13,416,675

	$572,734,109	$693,646,979

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Organizational Change

On December 31, 2009, John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHVLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

10.	Subsequent Events

In accordance with the provision set forth in ASC 855 - Subsequent Events (“ASC 855”), Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 30, 2012 and has determined that no events have occurred that require additional disclosure.

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	16,243	18,200	20,463	21,981	21,785
Units issued	994	699	1,583	2,175	2,834
Units redeemed	(1,681)	(2,656)	(3,846)	(3,693)	(2,638)

Units, end of period (000’s)	15,556	16,243	18,200	20,463	21,981

Unit value, end of period $	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66	24.66 to 26.53
Assets, end of period $ (000’s)	351,035	360,475	352,933	315,740	537,290
Investment income ratio*	1.78%	1.73%	2.21%	2.17%	2.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)	4.60% to 5.25%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,389	1,416	1,672	2,146	2,378
Units issued	258	231	173	139	329
Units redeemed	(269)	(258)	(429)	(613)	(561)

Units, end of period (000’s)	1,378	1,389	1,416	1,672	2,146

Unit value, end of period $	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09	20.79 to 44.78
Assets, end of period $ (000’s)	43,918	41,425	36,794	35,824	50,933
Investment income ratio*	5.54%	7.68%	7.02%	5.19%	8.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)	3.39% to 4.03%

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,590	1,627	1,423	684	675
Units issued	414	339	1,267	1,658	301
Units redeemed	(246)	(376)	(1,063)	(919)	(292)

Units, end of period (000’s)	1,758	1,590	1,627	1,423	684

Unit value, end of period $	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93	11.65 to 11.84
Assets, end of period $ (000’s)	24,192	21,532	19,560	14,121	8,096
Investment income ratio*	6.58%	6.79%	7.83%	6.21%	6.84%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)	7.33% to 8.00%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	19	11	4	5	5
Units issued	16	17	7	—	2
Units redeemed	(8)	(9)	—	(1)	(2)

Units, end of period (000’s)	27	19	11	4	5

Unit value, end of period $	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05	13.12 to 13.34
Assets, end of period $ (000’s)	306	211	107	33	63
Investment income ratio*	1.01%	1.48%	3.01%	1.78%	1.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)	2.07% to 2.70%

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	567	628	550	312	325
Units issued	348	132	246	359	108
Units redeemed	(69)	(193)	(168)	(121)	(121)

Units, end of period (000’s)	846	567	628	550	312

Unit value, end of period $	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78	13.51 to 13.74
Assets, end of period $ (000’s)	11,792	8,237	7,722	5,347	4,271
Investment income ratio*	0.46%	0.44%	0.64%	1.25%	1.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)	8.00% to 8.68%

			Sub-Account
			Alpha Opportunities Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			2	—	—
Units issued			133	2	1
Units redeemed			(7)	—	(1)

Units, end of period (000’s)			128	2	—

Unit value, end of period $			13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)			1,750	32	—
Investment income ratio*			0.46%	0.87%	0.00%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			American Asset Allocation Trust Series 1
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period			108	63	—
Units issued			12	78	93
Units redeemed			(76)	(33)	(30)

Units, end of period (000’s)			44	108	63

Unit value, end of period $			10.15	10.06	8.98
Assets, end of period $ (000’s)			447	1,093	563
Investment income ratio*			1.39%	3.40%	2.36%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	174	182	179	173	117
Units issued	56	29	49	40	82
Units redeemed	(54)	(37)	(46)	(34)	(26)

Units, end of period (000’s)	176	174	182	179	173

Unit value, end of period $	11.29 to 11.76	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36	12.99 to 13.21
Assets, end of period $ (000’s)	2,053	2,070	1,934	1,495	2,283
Investment income ratio*	1.31%	1.28%	1.74%	4.22%	3.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.90%) to (1.29%)	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)	1.02% to 1.65%

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	107	251	221	194	25
Units issued	29	60	85	58	184
Units redeemed	(136)	(204)	(55)	(31)	(15)

Units, end of period (000’s)	—	107	251	221	194

Unit value, end of period $	11.97 to 12.42	11.54 to 11.92	10.95 to 11.24	9.82 to 10.02	10.95 to 11.10
Assets, end of period $ (000’s)	—	1,271	2,780	2,189	2,131
Investment income ratio*	0.00%	1.46%	2.63%	9.78%	5.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.70% to 4.23%	5.37% to 6.02%	11.51% to 12.21%	(10.28%) to (9.72%)	2.32% to 2.96%

(h) Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

					Sub-Account
					American Global Growth Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					92
Units redeemed					(3)

Units, end of period (000’s)					89

Unit value, end of period $					9.10 to 9.17
Assets, end of period $ (000’s)					812
Investment income ratio*					2.30%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					American Global Small Capitalization Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					6
Units redeemed					—

Units, end of period (000’s)					6

Unit value, end of period $					8.13 to 8.19
Assets, end of period $ (000’s)					46
Investment income ratio*					1.41%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(19.93%) to (19.43%)

(t) Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,730	2,859	2,008	1,732	1,878
Units issued	552	1,047	2,023	996	1,718
Units redeemed	(905)	(1,176)	(1,172)	(720)	(1,864)

Units, end of period (000’s)	2,377	2,730	2,859	2,008	1,732

Unit value, end of period $	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21	14.47 to 14.71
Assets, end of period $ (000’s)	30,359	36,695	32,514	16,441	25,432
Investment income ratio*	0.22%	0.36%	0.27%	1.95%	1.18%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)	11.25% to 11.94%

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	492	699	332	310	221
Units issued	23	48	476	60	1,380
Units redeemed	(77)	(255)	(109)	(38)	(1,291)

Units, end of period (000’s)	438	492	699	332	310

Unit value, end of period $	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17	12.98 to 13.20
Assets, end of period $ (000’s)	5,027	5,787	7,428	2,692	4,074
Investment income ratio*	1.14%	0.94%	1.45%	2.22%	2.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)	4.00% to 4.64%

					Sub-Account
					American High- Income Bond Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					93
Units redeemed					(19)

Units, end of period (000’s)					74

Unit value, end of period $					10.09 to 10.16
Assets, end of period $ (000’s)					746
Investment income ratio*					11.64%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					0.83% to 1.46%

(t) Fund available in prior year but no activity.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,183	1,923	1,874	976	830
Units issued	388	657	1,240	1,334	411
Units redeemed	(463)	(397)	(1,191)	(436)	(265)

Units, end of period (000’s)	2,108	2,183	1,923	1,874	976

Unit value, end of period $	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14	17.31 to 17.60
Assets, end of period $ (000’s)	27,823	33,638	27,722	18,951	17,112
Investment income ratio*	1.40%	1.70%	1.15%	5.51%	2.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)	18.84% to 19.58%

			Sub-Account
			American New World Trust Series 1
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			280	55	—
Units issued			137	301	68
Units redeemed			(133)	(76)	(13)

Units, end of period (000’s)			284	280	55

Unit value, end of period $			13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)			3,801	4,382	729
Investment income ratio*			1.48%	2.79%	1.45%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

				Sub-Account
				Balanced Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period				2	—
Units issued				4	3
Units redeemed				—	(1)

Units, end of period (000’s)				6	2

Unit value, end of period $				13.34 to 13.57	13.28 to 13.41
Assets, end of period $ (000’s)				89	29
Investment income ratio*				2.39%	1.28%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				0.50% to 1.13%	11.94% to 12.63%

(t) Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,700	3,853	4,206	4,372	4,525
Units issued	509	376	294	369	1,451
Units redeemed	(677)	(529)	(647)	(535)	(1,604)

Units, end of period (000’s)	3,532	3,700	3,853	4,206	4,372

Unit value, end of period $	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69	27.55 to 69.05
Assets, end of period $ (000’s)	84,498	86,878	78,242	61,013	114,906
Investment income ratio*	0.01%	0.09%	0.19%	0.39%	0.80%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)	12.11% to 12.81%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					Bond Trust
					Year Ended Dec. 31/11 (l)
Units, beginning of period					—
Units issued					122
Units redeemed					(1)

Units, end of period (000’s)					121

Unit value, end of period $					10.07 to 10.08
Assets, end of period $ (000’s)					1,224
Investment income ratio*					14.83%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					0.70% to 0.82%

(l) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,483	3,821	4,419	4,795	4,688
Units issued	380	386	521	1,019	1,108
Units redeemed	(872)	(724)	(1,119)	(1,395)	(1,001)

Units, end of period (000’s)	2,991	3,483	3,821	4,419	4,795

Unit value, end of period $	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36	34.49 to 37.17
Assets, end of period $ (000’s)	74,076	99,778	104,544	96,474	173,897
Investment income ratio*	2.98%	3.27%	2.41%	3.28%	2.04%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)	7.34% to 8.01%

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,720	2,052	1,987	1,535	1,463
Units issued	125	496	662	809	449
Units redeemed	(556)	(828)	(597)	(357)	(377)

Units, end of period (000’s)	1,289	1,720	2,052	1,987	1,535

Unit value, end of period $	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58	15.59 to 16.15
Assets, end of period $ (000’s)	17,767	24,713	27,001	20,983	24,734
Investment income ratio*	0.38%	0.77%	0.85%	0.05%	0.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)	4.78% to 5.44%

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,866	2,815	2,457	2,617	3,046
Units issued	542	629	881	814	378
Units redeemed	(734)	(578)	(523)	(974)	(807)

Units, end of period (000’s)	2,674	2,866	2,815	2,457	2,617

Unit value, end of period $	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72	13.66 to 13.89
Assets, end of period $ (000’s)	36,835	39,435	34,648	21,273	36,165
Investment income ratio*	0.11%	0.19%	0.33%	0.50%	0.37%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)	11.00% to 11.70%

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)
	Sub-Account
	Capital Appreciation Value Trust
		Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period		223	163	3	—
Units issued		115	150	166	3
Units redeemed		(252)	(90)	(6)	—

Units, end of period (000’s)		86	223	163	3

Unit value, end of period $		11.12	10.79	9.47	7.27
Assets, end of period $ (000’s)		951	2,397	1,538	20
Investment income ratio*		1.37%	1.87%	11.49%	1.49%
Expense ratio lowest to highest**		0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***		3.09%	13.91%	30.26%	(27.31%)

(x) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

				Sub-Account
				Core Allocation Plus Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period				8	—
Units issued				40	8
Units redeemed				(3)	—

Units, end of period (000’s)				45	8

Unit value, end of period $				9.36	9.58
Assets, end of period $ (000’s)				411	71
Investment income ratio*				1.64%	1.86%
Expense ratio lowest to highest**				0.00%	0.00%
Total return lowest to highest***				(2.26%)	10.57%

(t)	Fund available in prior year but no activity.

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	677	792	329	261	114
Units issued	150	124	627	293	211
Units redeemed	(464)	(239)	(164)	(225)	(64)

Units, end of period (000’s)	363	677	792	329	261

Unit value, end of period $	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53	10.97 to 11.15
Assets, end of period $ (000’s)	5,334	9,164	10,009	3,786	2,909
Investment income ratio*	2.58%	2.45%	4.06%	5.45%	8.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%	5.70% to 6.36%

				Sub-Account
				Core Diversified Growth & Income Trust Series 1
				Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10 (t)
Units, beginning of period				5	—
Units issued				—	5
Units redeemed				(5)	—

Units, end of period (000’s)				—	5

Unit value, end of period $				13.67 to 13.88	13.41 to 13.55
Assets, end of period $ (000’s)				—	68
Investment income ratio*				1.88%	7.50%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				1.93% to 2.45%	10.23% to 10.92%

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)
			Sub-Account
			Core Strategy Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period			70	3	—
Units issued			—	67	11
Units redeemed			(67)	—	(8)

Units, end of period (000’s)			3	70	3

Unit value, end of period $			10.34	10.32	9.17
Assets, end of period $ (000’s)			28	723	25
Investment income ratio*			0.52%	21.84%	2.94%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

			Sub-Account
			Disciplined Diversification Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period			83	149	—
Units issued			43	12	149
Units redeemed			(79)	(78)	—

Units, end of period (000’s)			47	83	149

Unit value, end of period $			10.21	10.42	9.19
Assets, end of period $ (000’s)			479	863	1,367
Investment income ratio*			2.04%	0.96%	17.79%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			(2.04%)	13.45%	27.27%

(t)	Fund available in prior year but no activity.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, beginning of period	2,383	1,302	978	336	—
Units issued	626	1,543	1,469	786	379
Units redeemed	(830)	(462)	(1,145)	(144)	(43)

Units, end of period (000’s)	2,179	2,383	1,302	978	336

Unit value, end of period $	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	22,695	34,013	15,110	5,637	4,030
Investment income ratio*	1.52%	1.61%	0.16%	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)	19.44% to 19.94%

(s) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,764	5,175	5,774	6,590	6,974
Units issued	1,031	823	693	863	1,122
Units redeemed	(1,081)	(1,234)	(1,292)	(1,679)	(1,506)

Units, end of period (000’s)	4,714	4,764	5,175	5,774	6,590

Unit value, end of period $	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40	28.16 to 30.29
Assets, end of period $ (000’s)	127,621	130,000	122,774	109,191	194,992
Investment income ratio*	1.86%	1.98%	2.22%	2.48%	2.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)	2.75% to 3.39%

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	199	257	189	167	123
Units issued	47	74	139	73	101
Units redeemed	(95)	(132)	(71)	(51)	(57)

Units, end of period (000’s)	151	199	257	189	167

Unit value, end of period $	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79	11.93 to 21.29
Assets, end of period $ (000’s)	1,688	2,382	2,667	1,406	2,250
Investment income ratio*	1.56%	0.31%	0.88%	1.00%	1.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)	(7.31%) to (6.73%)

		Sub-Account
		Franklin Templeton Founding Allocation Trust
		Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period		114	164	1	—
Units issued		4	39	164	1
Units redeemed		(72)	(89)	(1)	—

Units, end of period (000’s)		46	114	164	1

Unit value, end of period $		9.75	9.89	8.93	6.79
Assets, end of period $ (000’s)		462	1,139	1,469	8
Investment income ratio*		2.56%	2.42%	23.94%	8.35%
Expense ratio lowest to highest**		0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***		(1.45%)	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,300	1,500	1,748	1,754	1,796
Units issued	463	474	415	388	649
Units redeemed	(633)	(674)	(663)	(394)	(691)

Units, end of period (000’s)	1,130	1,300	1,500	1,748	1,754

Unit value, end of period $	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44	44.03 to 45.60
Assets, end of period $ (000’s)	45,051	56,174	50,797	40,217	69,656
Investment income ratio*	0.00%	0.22%	0.04%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)	11.22% to 11.92%

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07
Units, beginning of period	4,459	4,967	5,689	22	18
Units issued	226	282	408	6,603	6
Units redeemed	(668)	(790)	(1,130)	(936)	(2)

Units, end of period (000’s)	4,017	4,459	4,967	5,689	22

Unit value, end of period $	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81	13.50 to 13.73
Assets, end of period $ (000’s)	46,282	52,533	49,112	43,929	308
Investment income ratio*	1.07%	1.19%	1.42%	1.32%	1.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)	3.17% to 3.82%

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			Fundamental Holdings Trust Series 1
			Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			2	1	—
Units issued			2	1	1
Units redeemed			—	—	—

Units, end of period (000’s)			4	2	1

Unit value, end of period $			12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)			47	25	7
Investment income ratio*			2.34%	3.23%	2.58%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(o) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07
Units, beginning of period	94	140	158	148	28
Units issued	38	9	14	38	143
Units redeemed	(37)	(55)	(32)	(28)	(23)

Units, end of period (000’s)	95	94	140	158	148

Unit value, end of period $	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60	12.69 to 12.91
Assets, end of period $ (000’s)	1,036	1,012	1,323	1,197	1,912
Investment income ratio*	0.97%	1.69%	2.17%	2.67%	2.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)	(5.75%) to (5.17%)

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	538	592	520	453	561
Units issued	84	70	283	329	197
Units redeemed	(116)	(124)	(211)	(262)	(305)

Units, end of period (000’s)	506	538	592	520	453

Unit value, end of period $	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02	12.98 to 13.20
Assets, end of period $ (000’s)	5,799	6,404	6,227	4,158	5,959
Investment income ratio*	0.85%	1.17%	1.03%	1.10%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)	3.44% to 4.08%

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,443	1,515	1,606	1,504	1,344
Units issued	266	430	512	590	1,115
Units redeemed	(423)	(502)	(603)	(488)	(955)

Units, end of period (000’s)	1,286	1,443	1,515	1,606	1,504

Unit value, end of period $	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38	20.80 to 22.37
Assets, end of period $ (000’s)	36,361	37,594	35,797	32,860	32,352
Investment income ratio*	6.33%	3.67%	12.70%	0.58%	7.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)	8.93% to 9.61%

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			Global Diversification Trust Series 1
			Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			54	3	—
Units issued			188	116	146
Units redeemed			(186)	(65)	(143)

Units, end of period (000’s)			56	54	3

Unit value, end of period $			13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)			744	771	39
Investment income ratio*			0.87%	4.35%	0.11%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(p) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.
(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	407	141	144	154	95
Units issued	58	298	71	65	102
Units redeemed	(200)	(32)	(74)	(75)	(43)

Units, end of period (000’s)	265	407	141	144	154

Unit value, end of period $	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32	13.52 to 13.75
Assets, end of period $ (000’s)	2,935	4,793	1,536	1,193	2,115
Investment income ratio*	1.59%	2.31%	1.59%	2.30%	2.24%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)	0.69% to 1.32%

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	488	484	368	397	406
Units issued	340	173	299	240	128
Units redeemed	(320)	(169)	(183)	(269)	(137)

Units, end of period (000’s)	508	488	484	368	397

Unit value, end of period $	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10	16.55 to 17.26
Assets, end of period $ (000’s)	10,269	8,913	7,594	4,411	6,776
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)	17.00% to 17.73%

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,743	1,577	1,202	1,333	1,556
Units issued	694	860	1,100	340	320
Units redeemed	(644)	(694)	(725)	(471)	(543)

Units, end of period (000’s)	1,793	1,743	1,577	1,202	1,333

Unit value, end of period $	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19	12.27 to 13.03
Assets, end of period $ (000’s)	28,709	27,626	21,989	10,820	17,063
Investment income ratio*	9.19%	48.58%	12.49%	9.40%	12.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)	1.02% to 1.64%

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	725	872	872	720	696
Units issued	92	173	292	209	62
Units redeemed	(74)	(320)	(292)	(57)	(38)

Units, end of period (000’s)	743	725	872	872	720

Unit value, end of period $	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16	16.27 to 16.55
Assets, end of period $ (000’s)	8,868	9,561	10,500	8,851	11,891
Investment income ratio*	2.51%	1.98%	2.40%	5.72%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)	10.78% to 11.46%

				Sub-Account
				International Equity Index Trust A
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period				479	—
Units issued				102	679
Units redeemed				(86)	(200)

Units, end of period (000’s)				495	479

Unit value, end of period $				9.40 to 9.50	11.03 to 11.08
Assets, end of period $ (000’s)				4,705	5,309
Investment income ratio*				3.35%	2.53%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				(14.75%) to (14.21%)	10.30% to 10.76%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,056	5,494	6,401	5,181	4,427
Units issued	356	329	495	2,011	1,188
Units redeemed	(1,401)	(767)	(1,402)	(791)	(434)

Units, end of period (000’s)	4,011	5,056	5,494	6,401	5,181

Unit value, end of period $	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52	27.32 to 47.69
Assets, end of period $ (000’s)	85,857	124,927	120,140	102,439	156,150
Investment income ratio*	3.11%	2.55%	3.72%	3.01%	5.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)	15.10% to 15.82%

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	802	809	969	993	405
Units issued	100	245	244	542	707
Units redeemed	(227)	(252)	(404)	(566)	(119)

Units, end of period (000’s)	675	802	809	969	993

Unit value, end of period $	11.56 to 12.05	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16	18.20 to 18.51
Assets, end of period $ (000’s)	8,096	11,456	10,154	8,853	18,343
Investment income ratio*	0.76%	1.48%	1.08%	1.35%	2.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.44%) to (15.91%)	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)	19.35% to 20.10%

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			International Small Company Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period			845	672	—
Units issued			280	369	891
Units redeemed			(250)	(196)	(219)

Units, end of period (000’s)			875	845	672

Unit value, end of period $			9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)			8,860	10,206	6,617
Investment income ratio*			1.72%	3.14%	0.72%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,275	782	725	788	1,166
Units issued	443	4,154	236	257	311
Units redeemed	(990)	(661)	(179)	(320)	(689)

Units, end of period (000’s)	3,728	4,275	782	725	788

Unit value, end of period $	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15	15.68 to 15.95
Assets, end of period $ (000’s)	43,230	56,878	9,642	6,583	12,506
Investment income ratio*	2.38%	2.81%	2.62%	3.81%	3.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)	8.93% to 9.61%

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	727	724	482	1,998	2,227
Units issued	113	546	525	167	217
Units redeemed	(144)	(543)	(283)	(1,683)	(446)

Units, end of period (000’s)	696	727	724	482	1,998

Unit value, end of period $	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97	10.96 to 11.15
Assets, end of period $ (000’s)	9,874	9,557	8,883	5,268	21,995
Investment income ratio*	4.28%	5.13%	5.25%	2.72%	9.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)	5.56% to 6.23%

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,598	1,823	2,234	2,272	2,114
Units issued	455	339	392	998	506
Units redeemed	(531)	(564)	(803)	(1,036)	(348)

Units, end of period (000’s)	1,522	1,598	1,823	2,234	2,272

Unit value, end of period $	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72	30.40 to 32.76
Assets, end of period $ (000’s)	37,853	40,274	37,194	33,265	66,742
Investment income ratio*	0.00%	0.38%	0.65%	0.02%	0.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)	21.67% to 22.43%

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	158	72	76	65	28
Units issued	40	166	28	51	64
Units redeemed	(81)	(80)	(32)	(40)	(27)

Units, end of period (000’s)	117	158	72	76	65

Unit value, end of period $	10.98 to 11.45	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84	12.75 to 12.96
Assets, end of period $ (000’s)	1,320	1,830	724	587	840
Investment income ratio*	1.61%	1.57%	1.92%	1.30%	1.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.63%) to (2.02%)	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)	0.90% to 1.53%

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,298	1,226	1,096	1,275	926
Units issued	50	626	564	370	688
Units redeemed	(1,348)	(554)	(434)	(549)	(339)

Units, end of period (000’s)	—	1,298	1,226	1,096	1,275

Unit value, end of period $	11.37 to 11.80	10.57 to 10.95	9.67 to 9.96	8.79 to 9.00	13.80 to 14.03
Assets, end of period $ (000’s)	—	14,166	12,164	9,827	17,844
Investment income ratio*	1.48%	1.27%	1.78%	1.57%	1.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.59% to 7.80%	9.28% to 9.97%	10.01% to 10.68%	(36.29%) to (35.89%)	3.80% to 4.45%

(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	571	626	586	620	366
Units issued	168	120	192	242	318
Units redeemed	(351)	(175)	(152)	(276)	(64)

Units, end of period (000’s)	388	571	626	586	620

Unit value, end of period $	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41	14.26 to 14.50
Assets, end of period $ (000’s)	4,770	7,522	7,090	4,888	8,952
Investment income ratio*	1.59%	1.99%	1.16%	1.67%	9.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)	7.99% to 8.66%

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,642	6,856	5,928	1,261	1,018
Units issued	542	630	2,424	5,219	512
Units redeemed	(1,083)	(1,844)	(1,496)	(552)	(269)

Units, end of period (000’s)	5,101	5,642	6,856	5,928	1,261

Unit value, end of period $	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06	12.97 to 13.19
Assets, end of period $ (000’s)	67,025	73,814	80,535	53,175	16,569
Investment income ratio*	3.26%	2.69%	5.11%	8.77%	7.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.05% to 0.67%	11.09% to 11.78%	30.08% to 30.89%	(31.76%) to (31.33%)	5.94% to 6.60%

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	368	326	287	178	149
Units issued	140	215	149	161	38
Units redeemed	(195)	(173)	(110)	(52)	(9)

Units, end of period (000’s)	313	368	326	287	178

Unit value, end of period $	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99	11.62 to 11.81
Assets, end of period $ (000’s)	4,315	4,879	3,959	2,870	2,098
Investment income ratio*	4.56%	2.64%	5.74%	5.18%	8.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)	4.69% to 5.35%

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,455	3,875	3,823	3,544	2,409
Units issued	404	412	553	918	1,298
Units redeemed	(617)	(832)	(501)	(639)	(163)

Units, end of period (000’s)	3,242	3,455	3,875	3,823	3,544

Unit value, end of period $	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73	13.53 to 13.76
Assets, end of period $ (000’s)	41,438	44,970	44,742	33,172	48,519
Investment income ratio*	2.75%	2.29%	3.49%	2.73%	7.61%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)	6.88% to 7.55%

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	233	162	111	117	70
Units issued	151	159	69	165	101
Units redeemed	(99)	(88)	(18)	(171)	(54)

Units, end of period (000’s)	285	233	162	111	117

Unit value, end of period $	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35	12.13 to 12.33
Assets, end of period $ (000’s)	3,831	3,061	1,922	1,034	1,434
Investment income ratio*	4.07%	3.01%	6.46%	3.92%	8.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)	4.70% to 5.34%

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,223	1,277	1,251	823	1,265
Units issued	251	752	373	716	488
Units redeemed	(390)	(806)	(347)	(288)	(930)

Units, end of period (000’s)	1,084	1,223	1,277	1,251	823

Unit value, end of period $	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56	14.50 to 15.02
Assets, end of period $ (000’s)	17,375	20,002	16,601	11,900	12,311
Investment income ratio*	0.72%	1.17%	1.17%	1.32%	1.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)	6.88% to 7.55%

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,031	1,249	1,426	1,499	1,916
Units issued	165	168	308	814	1,694
Units redeemed	(310)	(386)	(485)	(887)	(2,111)

Units, end of period (000’s)	886	1,031	1,249	1,426	1,499

Unit value, end of period $	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71	45.24 to 49.27
Assets, end of period $ (000’s)	28,292	36,028	34,766	30,506	58,057
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)	22.82% to 23.59%

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,674	1,899	1,877	2,823	2,812
Units issued	94	181	726	357	534
Units redeemed	(310)	(406)	(704)	(1,303)	(523)

Units, end of period (000’s)	1,458	1,674	1,899	1,877	2,823

Unit value, end of period $	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18	20.43 to 21.71
Assets, end of period $ (000’s)	32,773	39,553	38,650	26,216	60,378
Investment income ratio*	0.74%	2.04%	0.68%	1.17%	2.23%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)	(0.12%) to 0.51%

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	9,518	9,456	19,383	10,592	9,248
Units issued	7,370	9,920	8,888	20,320	16,249
Units redeemed	(8,077)	(9,858)	(18,815)	(11,529)	(14,905)

Units, end of period (000’s)	8,811	9,518	9,456	19,383	10,592

Unit value, end of period $	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26	16.09 to 16.90
Assets, end of period $ (000’s)	145,814	156,122	154,284	357,522	172,545
Investment income ratio*	0.00%	0.05%	0.51%	1.96%	4.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%	4.18% to 4.82%

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,327	1,438	1,299	1,071	840
Units issued	487	563	724	616	537
Units redeemed	(607)	(674)	(585)	(388)	(306)

Units, end of period (000’s)	1,207	1,327	1,438	1,299	1,071

Unit value, end of period $	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53	23.43 to 23.82
Assets, end of period $ (000’s)	20,267	27,940	26,305	14,921	25,437
Investment income ratio*	0.49%	0.73%	1.20%	0.70%	1.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)	39.93% to 40.81%

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,215	1,284	1,452	1,522	1,757
Units issued	242	272	322	335	353
Units redeemed	(277)	(341)	(490)	(405)	(588)

Units, end of period (000’s)	1,180	1,215	1,284	1,452	1,522

Unit value, end of period $	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75	47.55 to 80.44
Assets, end of period $ (000’s)	52,298	50,397	40,631	35,570	63,096
Investment income ratio*	1.50%	1.96%	3.54%	3.35%	2.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)	(16.09%) to (15.56%)

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	997	987	880	1,863	2,303
Units issued	779	754	757	1,225	223
Units redeemed	(489)	(744)	(650)	(2,208)	(663)

Units, end of period (000’s)	1,287	997	987	880	1,863

Unit value, end of period $	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88	10.96 to 11.14
Assets, end of period $ (000’s)	18,488	12,772	11,643	8,685	20,481
Investment income ratio*	4.18%	11.44%	9.49%	0.54%	7.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)	10.66% to 11.36%

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	320	206	93	88	15
Units issued	148	188	313	131	111
Units redeemed	(264)	(74)	(200)	(126)	(38)

Units, end of period (000’s)	204	320	206	93	88

Unit value, end of period $	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91	14.00 to 14.24
Assets, end of period $ (000’s)	3,033	5,132	2,669	729	1,248
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)	18.88% to 19.62%

				Sub-Account
				Short Term Government Income Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period				2,826	—
Units issued				2,222	3,247
Units redeemed				(1,479)	(421)

Units, end of period (000’s)				3,569	2,826

Unit value, end of period $				10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)				37,341	28,770
Investment income ratio*				2.48%	1.66%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				2.19% to 2.83%	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,530	2,809	3,103	3,326	3,777
Units issued	474	323	325	500	538
Units redeemed	(618)	(602)	(619)	(723)	(989)

Units, end of period (000’s)	2,386	2,530	2,809	3,103	3,326

Unit value, end of period $	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84	18.21 to 19.59
Assets, end of period $ (000’s)	41,418	47,104	42,830	35,288	62,782
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)	13.27% to 13.98%

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,340	1,376	1,550	1,486	1,761
Units issued	138	253	222	294	456
Units redeemed	(216)	(289)	(396)	(230)	(731)

Units, end of period (000’s)	1,262	1,340	1,376	1,550	1,486

Unit value, end of period $	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05	10.28 to 15.16
Assets, end of period $ (000’s)	14,878	16,575	13,420	12,171	17,562
Investment income ratio*	1.18%	0.56%	0.91%	1.42%	1.63%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)	(2.68%) to (2.07%)

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	969	688	121	106	121
Units issued	179	1,164	724	35	18
Units redeemed	(463)	(883)	(157)	(20)	(33)

Units, end of period (000’s)	685	969	688	121	106

Unit value, end of period $	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87	11.68 to 11.87
Assets, end of period $ (000’s)	7,897	11,507	6,321	832	1,251
Investment income ratio*	0.09%	0.00%	0.00%	2.64%	1.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)	(8.18%) to (7.60%)

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,747	3,034	3,523	4,249	4,317
Units issued	375	482	713	700	964
Units redeemed	(584)	(769)	(1,202)	(1,426)	(1,032)

Units, end of period (000’s)	2,538	2,747	3,034	3,523	4,249

Unit value, end of period $	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43	20.61 to 34.40
Assets, end of period $ (000’s)	71,796	76,958	66,941	60,239	98,890
Investment income ratio*	0.84%	0.42%	0.68%	1.27%	1.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)	(3.52%) to (2.92%)

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	369	468	309	254	234
Units issued	80	124	292	300	208
Units redeemed	(88)	(223)	(133)	(245)	(188)

Units, end of period (000’s)	361	369	468	309	254

Unit value, end of period $	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67	13.03 to 13.25
Assets, end of period $ (000’s)	5,324	5,509	5,771	2,979	3,359
Investment income ratio*	0.61%	1.37%	0.43%	0.76%	0.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)	(1.75%) to (1.14%)

			Sub-Account
			Smaller Company Growth Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period			148	36	—
Units issued			16	143	62
Units redeemed			(109)	(31)	(26)

Units, end of period (000’s)			55	148	36

Unit value, end of period $			12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)			687	1,954	386
Investment income ratio*			0.00%	0.00%	0.00%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	516	114	64	25	29
Units issued	150	546	79	47	18
Units redeemed	(207)	(144)	(29)	(8)	(22)

Units, end of period (000’s)	459	516	114	64	25

Unit value, end of period $	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36	11.14 to 11.33
Assets, end of period $ (000’s)	7,078	7,801	1,489	663	283
Investment income ratio*	10.92%	21.94%	9.22%	15.01%	2.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)	5.17% to 5.85%

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.
	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)
Units, beginning of period	2,242	2,331	2,495	2,774	2,694
Units issued	296	333	504	451	596
Units redeemed	(463)	(422)	(668)	(730)	(516)

Units, end of period (000’s)	2,075	2,242	2,331	2,495	2,774

Unit value, end of period $	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01	16.03 to 17.03
Assets, end of period $ (000’s)	44,710	44,996	43,935	44,368	46,641
Investment income ratio*	4.25%	4.33%	4.98%	5.13%	10.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%	6.45% to 7.13%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,539	6,957	6,028	8,605	8,552
Units issued	1,901	3,692	3,716	2,153	1,296
Units redeemed	(2,441)	(3,110)	(2,787)	(4,730)	(1,243)

Units, end of period (000’s)	6,999	7,539	6,957	6,028	8,605

Unit value, end of period $	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71	12.02 to 12.37
Assets, end of period $ (000’s)	112,955	117,041	100,285	76,496	105,376
Investment income ratio*	4.43%	2.46%	4.34%	3.93%	7.79%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%	7.94% to 8.61%

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,225	1,380	1,522	1,607	1,811
Units issued	123	91	312	229	234
Units redeemed	(238)	(246)	(454)	(314)	(438)

Units, end of period (000’s)	1,110	1,225	1,380	1,522	1,607

Unit value, end of period $	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58	14.20 to 48.65
Assets, end of period $ (000’s)	19,386	21,544	20,572	17,810	31,072
Investment income ratio*	1.24%	1.39%	1.58%	1.67%	2.24%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)	4.54% to 5.19%

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					Ultra Short Term Bond Trust
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					86
Units redeemed					(11)

Units, end of period (000’s)					75

Unit value, end of period $					9.93 to 10.00
Assets, end of period $ (000’s)					746
Investment income ratio*					3.44%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	959	918	817	989	297
Units issued	289	756	287	989	930
Units redeemed	(233)	(715)	(186)	(1,161)	(238)

Units, end of period (000’s)	1,015	959	918	817	989

Unit value, end of period $	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89	19.01 to 19.33
Assets, end of period $ (000’s)	19,531	17,302	14,518	9,689	19,063
Investment income ratio*	3.83%	2.95%	4.94%	2.69%	2.93%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)	26.64% to 27.43%

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	658	940	597	403	211
Units issued	86	188	861	337	306
Units redeemed	(232)	(470)	(518)	(143)	(114)

Units, end of period (000’s)	512	658	940	597	403

Unit value, end of period $	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90	14.80 to 15.05
Assets, end of period $ (000’s)	7,930	10,090	11,787	5,302	6,052
Investment income ratio*	0.98%	1.07%	1.71%	1.28%	1.57%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)	7.60% to 8.26%

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

90

Prospectus dated April 30, 2012

for interests in

Separate Account S

Interests are made available under

MAJESTIC PERFORMANCE SURVIVORSHIP
VARIABLE UNIVERSAL LIFE

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides fixed account options with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Business Opportunity Value
M Capital Appreciation
M International Equity
M Large Cap Growth

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 14 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

5

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of any fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distribtuions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you

6

would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

7

FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options. We reserve the right to increase the premium sales charge beyond the level indicated in the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Premium sales charge	Upon payment of premium	8% of any premium paid	7% of any premium paid in policy years 1-10 3% of any premium paid in policy year 11 and thereafter
Maximum contingent deferred sales charge (CDSC)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $50	Lesser of 2% of withdrawal amount or $50
Maximum transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	$25 (2)	$0 (2)
(1)	The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
8

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Enhanced Cash Value Rider charge, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.33 per $1,000 of AAR	$83.33 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Maximum issue charge(2)	Monthly	2% of Target Premium	2% of Target Premium
Maintenance charge	Monthly	$20	$12
Asset-based risk charge(3)	Monthly	.07% of the first $25,000 of separate account assets in all policy years; ..07% of separate account assets in excess of $25,000 in policy years 1-5, and .03% in policy years 6 and thereafter	.05% of the first $25,000 of separate account assets in all policy years;
..05% of separate account assets in excess of $25,000 in policy years 1-5, and
.02% in policy years 6-10, and
0% in policy years 11 and thereafter
Per thousand TSI charge(4)	Monthly	$0.035 per $1,000 of Total Sum Insured	$0.035 per $1,000 of Total Sum Insured
Maximum policy loan interest rate(5)	Accrues daily, payable annually	3.75%	3.75%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 85 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The issue charge applies in the first four policy years, and varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.
(3)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.
(4)	This charge is determined by multiplying the Total Sum Insured by the applicable rate. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed.
(5)	3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and no more than 3.25% thereafter. Under our current rules, the effective annual interest rate after policy year 20 is 3.00%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
9

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	4% of all premiums paid in the first two policy years up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Four Year Term Rider(1)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit
(1)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.62%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

10

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
11

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.

12

Portfolio	Portfolio Manager	Investment Objective
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
13

Portfolio	Portfolio Manager	Investment Objective
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
14

Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
15

Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
16

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
17

Portfolio	Portfolio Manager	Investment Objective
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
18

Portfolio	Portfolio Manager	Investment Objective
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated.Russell 1000,® Russell 2000,® Russell 2500,TM Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

19

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 29, 2012 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $24 million to $277 billion
Russell 1000 Index — minimum of $162 million
Russell 2000 Index — maximum of $3.6 billion
Russell 2500 Index  — maximum of $11.7 billion (as of March 31, 2012)
Russell 3000 Index — $26 million to $505.7 billion
Russell Midcap Index — $162 million to $21.5 billion
Russell Midcap Value Index — $162 million to $21.5 billion
S&P MidCap 400 Index — $533 million to $10.1 billion
S&P SmallCap 600 Index — maximum of $2.9 billion
Wilshire 5000 Total Market Index — less than $1.2 million to $505.7 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the

20

interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard

21

to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed account, and the enhanced yield fixed account. The effective annual rate we declare for the two fixed investment options will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

22

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature guarantees that your Basic Sum Insured will not terminate (i.e., “lapse”), regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not

23

be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term “monthly deduction date” is defined under “Procedures for issuance of a policy”.)

Your policy will show two types of GDB Premium (or such other types as permitted by your policy’s state of issue):

  5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.
  Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the Lifetime GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.

The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see “The death benefit” below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any “due date” calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, “Lapse and reinstatement” above.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

24

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The “age 100 adjustment date” is defined under “When the younger insured person reaches 100”). Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

25

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

  We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.
  The death benefit will become equal to the greater of the following:
  the account value on the date of death, and
  the lesser of (i) the Basic Sum Insured plus the account value on the date of death, and (ii) the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person.

Death benefit Options A and B (as described above) will all cease to apply. If the guaranteed death benefit feature is in effect on the policy anniversary nearest the 100th birthday of the younger insured person, the death benefit as described above will be guaranteed not to lapse.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see “Effective date of certain policy transactions” below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured persons still meet our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

  the remaining Basic Sum Insured will be at least $250,000, and the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when any reduction in Total Sum Insured would take effect, see “Effective date of certain policy transactions” below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge”).

Change of death benefit option

You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

Please read “The minimum insurance amount” for more information about the “guideline premium and cash value corridor test” and the “cash value accumulation test.”

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Total Sum Insured decreases
  Additional Sum Insured increases

A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

26

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at this time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the

27

variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve).. Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

28

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment options are currently subject to the following restrictions:

  You can only make one transfer out of either fixed investment option in each policy year.
  Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 25% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.
  The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

29

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see “The death benefit”). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Deductions from account value”).

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

  We first determine the surrender value of your policy.
  We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.
  We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).
  We then subtract the third item above from the result of the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.
30

  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”) .

Description of charges at the policy level

Deductions from premium payments

  Premium sales charge - A charge to help defray our sales costs. The charge is a percentage of the premiums you pay. The percentage is currently 7% for policy years 1-10 and 3% thereafter. The percentage is guaranteed never to exceed 8% for any policy year.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first two policy years up to the Target Premium.

Deductions from account value

  Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs, equal to 2% of the “Target Premium” (regardless of the amount of premium actually paid.) The Target Premium is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
  Per Thousand TSI charge - A monthly charge to help defray our sales and administrative costs, currently equal to $0.035 per thousand of Total Sum Insured for the first 10 policy years. The guaranteed charge is $0.035 per thousand of Total Sum Insured in all policy years.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge currently equal to $12 per month (guaranteed amount of $20 per month) in all policy years.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person‘s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see “The death benefit”).
31

  Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed ..067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 5, .021% for policy years 6 through 10, and 0% for policy years 11 and thereafter. We guarantee that these percentages will not exceed .067% in policy years 1-5, and .033% in policy years 6 and thereafter. This charge does not apply to any fixed investment option.
  Optional benefits charge - Monthly charges for certain optional insurance benefits. The riders we currently offer are described under “Optional benefit riders you can add.”
  Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that does not exceed the first year Target Premium, as shown in the following table:
Policy Year(s)	Percentage of Premiums Received
1	100%
2	93%
3	86%
4	79%
5	71%
6	64%
7	57%
8	50%
9	43%
10	36%
11	29%
12	21%
13	14%
14	7%
15 and later	0%

The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see “Partial withdrawals”).

  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets.

32

Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

33

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:
  you surrender the policy before the CDSC is equal to zero; and
  the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code.

The Enhanced Cash Value Benefit is equal to the CDSC in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the CDSC, and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on lives of the insured persons.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

34

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account
35

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at one of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

36

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
37

  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into

38

agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 125% of the premium paid up to the first tier and 8.0% of any excess premiums; policy years 2-5, 4.0% of the premium paid up to the first tier and 4.0% of any excess premiums; policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, no commissions paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

39

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the

40

policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

41

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

42

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Variable Life Account S at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of

43

Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

44

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6 Boston, MA 02117	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164154

Statement of Additional Information
dated April 30, 2012

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

MAJESTIC PERFORMANCE SURVIVORSHIP
VARIABLE UNIVERSAL LIFE

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products & Distribution, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account S, a separate account initially established by John Hancock Variable Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Variable Life Account S at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2011, 2010, and 2009 was $158,741,294, $145,301,936 and $152,873,991 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: Policy year 1, 125% of the premium paid up to the first tier and 8.0% of any excess premiums; Policy years 2-5, 4.0% of the premium paid up to the first tier and 4.0% of any excess premiums; Policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and Policy years 11+, No commissions paid.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

3

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

F-77

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2011 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	International Equity Index Trust B
Active Bond Trust	International Opportunities Trust
All Cap Core Trust	International Small Company Trust
All Cap Value Trust	International Value Trust
Alpha Opportunities Trust	Investment Quality Bond Trust
American Asset Allocation Trust Series 1	Large Cap Trust
American Blue Chip Income and Growth Trust Series 1	Lifestyle Aggressive Trust
American Global Growth Trust Series 1	Lifestyle Balanced Trust
American Global Small Capitalization Trust Series 1	Lifestyle Conservative Trust
American Growth Trust Series 1	Lifestyle Growth Trust
American Growth-Income Trust Series 1	Lifestyle Moderate Trust
American High-Income Bond Trust Series 1	Mid Cap Index Trust
American International Trust Series 1	Mid Cap Stock Trust
American New World Trust Series 1	Mid Value Trust
Balanced Trust	Money Market Trust B
Blue Chip Growth Trust	Natural Resources Trust
Bond Trust	Real Estate Securities Trust
Capital Appreciation Trust	Real Return Bond Trust
Capital Appreciation Value Trust	Science & Technology Trust
Core Allocation Plus Trust	Short Term Government Income Trust
Core Bond Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Disciplined Diversification Trust	Small Cap Opportunities Trust
Emerging Markets Value Trust	Small Cap Value Trust
Equity-Income Trust	Small Company Value Trust
Financial Services Trust	Smaller Company Growth Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental All Cap Core Trust	Total Bond Market Trust B
Fundamental Holdings Trust Series 1	Total Return Trust
Fundamental Large Cap Value Trust	Total Stock Market Index Trust
Fundamental Value Trust	Ultra Short Term Bond Trust
Global Bond Trust	Utilities Trust
Global Diversification Trust Series 1	Value Trust
Global Trust	All Asset Portfolio
Health Sciences Trust	Brandes International Equity Trust
High Yield Trust	Business Opportunity Value Trust
International Core Trust	Frontier Capital Appreciation Trust
International Equity Index Trust A	Large Cap Growth Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

American Bond Trust Series 1	Large Cap Value Trust
Core Diversified Growth & Income Trust Series 1

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2011, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 30, 2012

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 22,344,700 shares (cost $332,627,624)	$351,035,236
Active Bond Trust - 4,513,647 shares (cost $43,125,632)	43,917,787
All Cap Core Trust - 18,635 shares (cost $294,089)	306,363
All Cap Value Trust - 1,485,153 shares (cost $10,761,136)	11,792,112
Alpha Opportunities Trust - 146,695 shares (cost $1,766,234)	1,750,071
American Asset Allocation Trust Series 1 - 40,871 shares (cost $383,037)	447,126
American Blue Chip Income and Growth Trust Series 1 - 185,760 shares (cost $2,031,209)	2,052,644
American Bond Trust Series 1	—
American Global Growth Trust Series 1 - 80,359 shares (cost $847,462)	812,428
American Global Small Capitalization Trust Series 1 - 5,651 shares (cost $52,277)	45,659
American Growth Trust Series 1 - 2,041,626 shares (cost $28,380,735)	30,358,981
American Growth-Income Trust Series 1 - 349,114 shares (cost $4,435,191)	5,027,239
American High-Income Bond Trust Series 1 - 72,494 shares (cost $814,204)	745,960
American International Trust Series 1 - 2,020,522 shares (cost $29,181,587)	27,822,587
American New World Trust Series 1 - 327,417 shares (cost $4,218,569)	3,801,312
Balanced Trust - 5,477 shares (cost $87,183)	88,726
Blue Chip Growth Trust - 4,119,850 shares (cost $72,951,686)	84,498,121
Bond Trust - 89,902 shares (cost $1,245,987)	1,224,467
Capital Appreciation Trust - 3,705,706 shares (cost $32,656,561)	36,834,717
Capital Appreciation Value Trust - 82,730 shares (cost $949,069)	950,571
Core Allocation Plus Trust - 41,441 shares (cost $460,835)	410,683
Core Bond Trust - 387,110 shares (cost $5,251,565)	5,334,373
Core Diversified Growth & Income Trust Series 1	—
Core Strategy Trust - 2,268 shares (cost $28,770)	28,125
Disciplined Diversification Trust - 40,830 shares (cost $506,799)	479,341
Emerging Markets Value Trust - 2,304,098 shares (cost $30,777,365)	22,695,369
Equity-Income Trust - 9,481,464 shares (cost $131,424,867)	127,620,500
Financial Services Trust - 160,607 shares (cost $1,769,389)	1,687,978
Franklin Templeton Founding Allocation Trust - 48,592 shares (cost $439,949)	461,622
Fundamental All Cap Core Trust - 3,696,669 shares (cost $49,586,044)	46,282,299
Fundamental Holdings Trust Series 1 - 4,623 shares (cost $44,917)	46,555
Fundamental Large Cap Value Trust - 104,505 shares (cost $1,081,380)	1,035,643
Fundamental Value Trust - 426,047 shares (cost $5,001,749)	5,798,505
Global Bond Trust - 2,758,812 shares (cost $34,986,511)	36,361,137
Global Diversification Trust Series 1 - 77,833 shares (cost $813,800)	744,079
Global Trust - 220,656 shares (cost $3,048,100)	2,934,723
Health Sciences Trust - 602,270 shares (cost $9,223,486)	10,268,697
High Yield Trust - 5,306,701 shares (cost $35,295,337)	28,709,254
International Core Trust - 1,034,756 shares (cost $11,633,318)	8,867,856
International Equity Index Trust A - 528,635 shares (cost $5,660,423)	4,704,856
International Equity Index Trust B - 6,519,104 shares (cost $102,812,126)	85,856,599
International Opportunities Trust - 771,803 shares (cost $8,650,443)	8,096,216
International Small Company Trust - 1,026,620 shares (cost $9,805,088)	8,859,729
International Value Trust - 4,242,384 shares (cost $48,069,664)	43,229,895
Investment Quality Bond Trust - 846,143 shares (cost $9,454,941)	9,874,484

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Large Cap Trust - 110,891 shares (cost $1,331,856)	$1,319,601
Large Cap Value Trust	—
Lifestyle Aggressive Trust - 622,697 shares (cost $4,868,139)	4,769,861
Lifestyle Balanced Trust - 5,863,939 shares (cost $58,498,298)	67,024,824
Lifestyle Conservative Trust - 343,029 shares (cost $4,308,731)	4,315,307
Lifestyle Growth Trust - 3,791,186 shares (cost $44,354,283)	41,437,665
Lifestyle Moderate Trust - 323,275 shares (cost $3,840,484)	3,830,809
Mid Cap Index Trust - 1,037,320 shares (cost $16,304,295)	17,375,111
Mid Cap Stock Trust - 2,194,847 shares (cost $29,875,916)	28,291,575
Mid Value Trust - 3,133,130 shares (cost $28,943,379)	32,772,540
Money Market Trust B - 145,814,043 shares (cost $145,814,043)	145,814,043
Natural Resources Trust - 2,036,840 shares (cost $22,403,151)	20,266,554
Real Estate Securities Trust - 4,290,215 shares (cost $48,571,629)	52,297,723
Real Return Bond Trust - 1,499,410 shares (cost $18,153,977)	18,487,723
Science & Technology Trust - 193,696 shares (cost $3,114,716)	3,033,278
Short Term Government Income Trust - 2,887,969 shares (cost $37,520,845)	37,341,440
Small Cap Growth Trust - 4,497,111 shares (cost $42,571,473)	41,418,390
Small Cap Index Trust - 1,130,563 shares (cost $14,103,875)	14,878,204
Small Cap Opportunities Trust - 419,139 shares (cost $7,141,212)	7,896,579
Small Cap Value Trust - 3,798,713 shares (cost $62,211,514)	71,795,672
Small Company Value Trust - 317,681 shares (cost $4,694,036)	5,324,334
Smaller Company Growth Trust - 41,977 shares (cost $643,871)	686,741
Strategic Income Opportunities Trust - 556,455 shares (cost $7,983,060)	7,078,113
Total Bond Market Trust B - 4,274,426 shares (cost $43,519,336)	44,710,494
Total Return Trust - 8,208,908 shares (cost $116,638,068)	112,954,573
Total Stock Market Index Trust - 1,672,657 shares (cost $17,809,808)	19,386,092
Ultra Short Term Bond Trust - 61,203 shares (cost $756,960)	746,061
Utilities Trust - 1,639,841 shares (cost $18,011,645)	19,530,505
Value Trust - 478,878 shares (cost $6,819,966)	7,930,214

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 2,299,602 shares (cost $23,743,684)	$24,191,814
Brandes International Equity Trust - 7,574,186 shares (cost $99,758,277)	74,075,543
Business Opportunity Value Trust - 1,805,623 shares (cost $16,698,978)	17,767,331
Frontier Capital Appreciation Trust - 2,112,098 shares (cost $47,878,802)	45,051,048
Large Cap Growth Trust - 2,351,124 shares (cost $33,604,282)	37,853,092

Total assets	$2,095,553,479

Contract Owners’ Equity
Variable universal life insurance contracts	$2,095,553,479

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$6,368,286	$5,946,675	$2,392,684	$3,050,930

Total investment income	6,368,286	5,946,675	2,392,684	3,050,930
Expenses:
Mortality and expense risk	217,964	222,118	69,518	58,086

Net investment income (loss)	6,150,322	5,724,557	2,323,166	2,992,844

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,086,440	(4,148,657)	480,678	265,481

Realized gains (losses)	1,086,440	(4,148,657)	480,678	265,481
Unrealized appreciation (depreciation) during the period	(562,167)	46,193,317	(386,559)	1,818,034

Net increase (decrease) in assets from operations	6,674,595	47,769,217	2,417,285	5,076,359

Changes from principal transactions:
Transfer of net premiums	7,101,106	8,393,779	1,139,104	1,398,643
Transfer on terminations	(17,324,793)	(15,902,859)	(3,974,840)	(3,062,974)
Transfer on policy loans	(832,503)	(375,877)	(311,706)	67,560
Net interfund transfers	(5,057,887)	(32,342,968)	3,223,221	1,151,547

Net increase (decrease) in assets from principal transactions	(16,114,077)	(40,227,925)	75,779	(445,224)

Total increase (decrease) in assets	(9,439,482)	7,541,292	2,493,064	4,631,135

Assets, beginning of period	360,474,718	352,933,426	41,424,723	36,793,588

Assets, end of period	$351,035,236	$360,474,718	$43,917,787	$41,424,723

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (c)

$1,513,656	$1,413,087	$1,967	$2,159	$1,679

1,513,656	1,413,087	1,967	2,159	1,679

9,390	6,994	890	624	485

1,504,266	1,406,093	1,077	1,535	1,194

—	—	—	—	—
285,289	(5,149)	7,565	(6,430)	(40,948)

285,289	(5,149)	7,565	(6,430)	(40,948)
(1,387,370)	1,040,534	(8,632)	29,980	71,733

402,185	2,441,478	10	25,085	31,979

440,912	235,833	11,657	17,493	24,583
(758,045)	(447,353)	(40,605)	(45,011)	(5,308)
640,130	(701,434)	(111)	(13,010)	—
1,934,395	443,864	124,158	119,930	(742,615)

2,257,392	(469,090)	95,099	79,402	(723,340)

2,659,577	1,972,388	95,109	104,487	(691,361)

21,532,237	19,559,849	211,254	106,767	691,361

$24,191,814	$21,532,237	$306,363	$211,254	—

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		Alpha Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$46,454	$31,975	$2,952	$130

Total investment income	46,454	31,975	2,952	130
Expenses:
Mortality and expense risk	14,145	11,446	51	—

Net investment income (loss)	32,309	20,529	2,901	130

Realized gains (losses) on investments:
Capital gain distributions	—	—	22,830	2,987
Net realized gains (losses)	161,127	16,944	(4,561)	(13)

Realized gains (losses)	161,127	16,944	18,269	2,974
Unrealized appreciation (depreciation) during the period	(617,053)	1,232,297	(18,131)	1,968

Net increase (decrease) in assets from operations	(423,617)	1,269,770	3,039	5,072

Changes from principal transactions:
Transfer of net premiums	202,179	96,518	3,418	—
Transfer on terminations	(352,985)	(242,945)	(6,252)	(289)
Transfer on policy loans	(4,485)	(76,428)	—	—
Net interfund transfers	4,134,437	(532,689)	1,718,039	27,044

Net increase (decrease) in assets from principal transactions	3,979,146	(755,544)	1,715,205	26,755

Total increase (decrease) in assets	3,555,529	514,226	1,718,244	31,827

Assets, beginning of period	8,236,583	7,722,357	31,827	—

Assets, end of period	$11,792,112	$8,236,583	$1,750,071	$31,827

(h)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

See accompanying notes.

10

Sub-Account
American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10

$6,889	$16,287	$28,108	$25,641	—	$33,585

6,889	16,287	28,108	25,641	—	33,585

—	—	1,781	843	676	6,392

6,889	16,287	26,327	24,798	(676)	27,193

—	165	—	—	—	—
39,423	40,345	(268,678)	(131,638)	49,215	(34,416)

39,423	40,510	(268,678)	(131,638)	49,215	(34,416)
(18,122)	(5,086)	231,758	331,349	(10,990)	164,984

28,190	51,711	(10,593)	224,509	37,549	157,761

39,934	48,066	99,575	92,095	39,758	43,814
(54,681)	(54,205)	(299,280)	(90,173)	(75,734)	(1,656,739)
—	—	(21,277)	(35,282)	(10,466)	(23,057)
(658,853)	483,624	214,589	(55,694)	(1,262,057)	(30,712)

(673,600)	477,485	(6,393)	(89,054)	(1,308,499)	(1,666,694)

(645,410)	529,196	(16,986)	135,455	(1,270,950)	(1,508,933)

1,092,536	563,340	2,069,630	1,934,175	1,270,950	2,779,883

$447,126	$1,092,536	$2,052,644	$2,069,630	—	$1,270,950

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Growth Trust Series 1	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/11 (t)
Income:
Dividend income distribution	$8,009	$458

Total investment income	8,009	458
Expenses:
Mortality and expense risk	30	19

Net investment income (loss)	7,979	439

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(1,748)	(64)

Realized gains (losses)	(1,748)	(64)
Unrealized appreciation (depreciation) during the period	(35,034)	(6,618)

Net increase (decrease) in assets from operations	(28,803)	(6,243)

Changes from principal transactions:
Transfer of net premiums	6,538	—
Transfer on terminations	(29,073)	(870)
Transfer on policy loans	(196)	—
Net interfund transfers	863,962	52,772

Net increase (decrease) in assets from principal transactions	841,231	51,902

Total increase (decrease) in assets	812,428	45,659

Assets, beginning of period	—	—

Assets, end of period	$812,428	$45,659

(t)	Fund available in prior year but no activity.

See accompanying notes.

12

	$30,358,981	$30,358,981	$30,358,981	$30,358,981	$30,358,981
Sub-Account
American Growth Trust Series 1		American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/11 (t)

$74,967	$111,735	$61,419	$60,966		$55,104

74,967	111,735	61,419	60,966		55,104

25,334	17,249	8,031	8,301		2,273

49,633	94,486	53,388	52,665		52,831

—	—	—	—		—
2,944,435	(1,671,528)	24,836	(23,341)		(887)

2,944,435	(1,671,528)	24,836	(23,341)		(887)
(4,655,848)	6,740,366	(184,969)	455,253		(68,244)

(1,661,780)	5,163,324	(106,745)	484,577		(16,300)

1,472,467	1,913,939	180,701	162,646		—
(2,333,018)	(2,562,748)	(254,381)	(885,525)		(58,110)
(131,081)	5,762	(134,061)	(198,497)		(49,350)
(3,682,344)	(339,122)	(445,373)	(1,204,152)		869,720

(4,673,976)	(982,169)	(653,114)	(2,125,528)		762,260

(6,335,756)	4,181,155	(759,859)	(1,640,951)		745,960

36,694,737	32,513,582	5,787,098	7,428,049		—

$30,358,981	$36,694,737	$5,027,239	$5,787,098		$745,960

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		American New World Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$436,768	$521,160	$54,230	$47,759

Total investment income	436,768	521,160	54,230	47,759
Expenses:
Mortality and expense risk	14,317	16,841	2,130	801

Net investment income (loss)	422,451	504,319	52,100	46,958

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	981,073	(1,077,900)	58,102	126,923

Realized gains (losses)	981,073	(1,077,900)	58,102	126,923
Unrealized appreciation (depreciation) during the period	(5,708,890)	2,888,791	(655,152)	149,647

Net increase (decrease) in assets from operations	(4,305,366)	2,315,210	(544,950)	323,528

Changes from principal transactions:
Transfer of net premiums	554,831	652,259	53,984	49,177
Transfer on terminations	(994,363)	(1,599,697)	(244,839)	(123,807)
Transfer on policy loans	(260,760)	(32,355)	(29,971)	(3,697)
Net interfund transfers	(810,074)	4,581,301	185,323	3,407,654

Net increase (decrease) in assets from principal transactions	(1,510,366)	3,601,508	(35,503)	3,329,327

Total increase (decrease) in assets	(5,815,732)	5,916,718	(580,453)	3,652,855

Assets, beginning of period	33,638,319	27,721,601	4,381,765	728,910

Assets, end of period	$27,822,587	$33,638,319	$3,801,312	$4,381,765

(t)	Fund available in prior year but no activity.
(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

14

Sub-Account
Balanced Trust		Blue Chip Growth Trust		Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (l)

$1,192	$232	$12,339	$72,501	$31,441

1,192	232	12,339	72,501	31,441

—	—	145,884	142,990	146

1,192	232	(133,545)	(70,489)	31,295

280	427	—	—	—
36	314	2,485,800	476,315	8

316	741	2,485,800	476,315	8
(673)	2,216	(1,079,313)	11,564,068	(21,520)

835	3,189	1,272,942	11,969,894	9,783

2,638	850	3,318,037	3,868,862	5,302
(921)	(220)	(6,982,067)	(6,454,235)	(7,003)
—	—	(306,824)	(73,332)	—
57,272	25,083	318,314	(675,552)	1,216,385

58,989	25,713	(3,652,540)	(3,334,257)	1,214,684

59,824	28,902	(2,379,598)	8,635,637	1,224,467

28,902	—	86,877,719	78,242,082	—

$88,726	$28,902	$84,498,121	$86,877,719	$1,224,467

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Brandes International Equity Trust		Business Opportunity Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,560,762	$3,161,714	$77,805	$187,304

Total investment income	2,560,762	3,161,714	77,805	187,304
Expenses:
Mortality and expense risk	2,870	2,890	1,144	720

Net investment income (loss)	2,557,892	3,158,824	76,661	186,584

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(10,946,912)	(12,679,030)	(325,340)	(2,659,657)

Realized gains (losses)	(10,946,912)	(12,679,030)	(325,340)	(2,659,657)
Unrealized appreciation (depreciation) during the period	(2,646,873)	13,439,104	(622,663)	4,108,497

Net increase (decrease) in assets from operations	(11,035,893)	3,918,898	(871,342)	1,635,424

Changes from principal transactions:
Transfer of net premiums	3,182,881	4,089,455	1,008,778	1,401,759
Transfer on terminations	(6,217,566)	(5,044,917)	(1,476,706)	(1,648,809)
Transfer on policy loans	(599,177)	(84,664)	(362,409)	(70,275)
Net interfund transfers	(11,032,937)	(7,644,101)	(5,244,342)	(3,606,107)

Net increase (decrease) in assets from principal transactions	(14,666,799)	(8,684,227)	(6,074,679)	(3,923,432)

Total increase (decrease) in assets	(25,702,692)	(4,765,329)	(6,946,021)	(2,288,008)

Assets, beginning of period	99,778,235	104,543,564	24,713,352	27,001,360

Assets, end of period	$74,075,543	$99,778,235	$17,767,331	$24,713,352

(t)	Fund available in prior year but no activity.

See accompanying notes.

16

Sub-Account
Capital Appreciation Trust		Capital Appreciation Value Trust		Core Allocation Plus Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)

$42,980	$67,352	$11,527	$34,750	$6,056	$776

42,980	67,352	11,527	34,750	6,056	776

52,726	53,418	—	—	—	—

(9,746)	13,934	11,527	34,750	6,056	776

—	—	12,425	256,007	23,397	970
1,870,123	(27,349)	23,299	(4,845)	(930)	(3)

1,870,123	(27,349)	35,724	251,162	22,467	967
(1,863,761)	4,220,305	65,555	(69,304)	(55,238)	5,087

(3,384)	4,206,890	112,806	216,608	(26,715)	6,830

1,366,023	1,554,653	28,520	37,548	17,383	5,262
(2,962,608)	(1,857,049)	(43,776)	(46,850)	(13,957)	(1,383)
(75,722)	(130,795)	(154)	1,249	—	—
(924,812)	1,013,770	(1,544,116)	650,554	362,760	60,503

(2,597,119)	580,579	(1,559,526)	642,501	366,186	64,382

(2,600,503)	4,787,469	(1,446,720)	859,109	339,471	71,212

39,435,220	34,647,751	2,397,291	1,538,182	71,212	—

$36,834,717	$39,435,220	$950,571	$2,397,291	$410,683	$71,212

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust		Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10 (t)
Income:
Dividend income distribution	$160,728	$255,832	$1,065	$1,003

Total investment income	160,728	255,832	1,065	1,003
Expenses:
Mortality and expense risk	2,723	6,061	—	—

Net investment income (loss)	158,005	249,771	1,065	1,003

Realized gains (losses) on investments:
Capital gain distributions	156,346	88,870	539	—
Net realized gains (losses)	275,929	228,118	2,306	39

Realized gains (losses)	432,275	316,988	2,845	39
Unrealized appreciation (depreciation) during the period	(110,642)	135,294	(2,217)	2,217

Net increase (decrease) in assets from operations	479,638	702,053	1,693	3,259

Changes from principal transactions:
Transfer of net premiums	89,915	69,167	2,332	—
Transfer on terminations	(765,622)	(580,180)	(2,364)	(788)
Transfer on policy loans	4,575	(63,020)	—	—
Net interfund transfers	(3,637,865)	(972,939)	(69,549)	65,417

Net increase (decrease) in assets from principal transactions	(4,308,997)	(1,546,972)	(69,581)	64,629

Total increase (decrease) in assets	(3,829,359)	(844,919)	(67,888)	67,888

Assets, beginning of period	9,163,732	10,008,651	67,888	—

Assets, end of period	$5,334,373	$9,163,732	—	$67,888

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

See accompanying notes.

18

Sub-Account
Core Strategy Trust		Disciplined Diversification Trust		Emerging Markets Value Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$650	$15,902	$11,185	$13,290	$438,501	$375,107

650	15,902	11,185	13,290	438,501	375,107

—	—	—	—	10,778	9,825

650	15,902	11,185	13,290	427,723	365,282

—	—	2,424	—	3,391,585	562,418
23,000	143	77,569	63,975	1,723,786	1,754,073

23,000	143	79,993	63,975	5,115,371	2,316,491
(1,115)	(794)	(101,222)	101,617	(13,860,126)	2,391,446

22,535	15,251	(10,044)	178,882	(8,317,032)	5,073,219

—	—	13,186	7,635	1,053,950	812,082
(1,907)	(1,070)	(72,451)	(20,726)	(1,029,628)	(1,089,805)
—	—	—	32,678	(281,787)	(82,938)
(715,666)	683,505	(314,222)	(702,268)	(2,743,020)	14,189,974

(717,573)	682,435	(373,487)	(682,681)	(3,000,485)	13,829,313

(695,038)	697,686	(383,531)	(503,799)	(11,317,517)	18,902,532

723,163	25,477	862,872	1,366,671	34,012,886	15,110,354

$28,125	$723,163	$479,341	$862,872	$22,695,369	$34,012,886

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust		Financial Services Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,466,092	$2,354,679	$33,715	$8,104

Total investment income	2,466,092	2,354,679	33,715	8,104
Expenses:
Mortality and expense risk	170,719	164,880	1,710	1,793

Net investment income (loss)	2,295,373	2,189,799	32,005	6,311

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(3,508,953)	(9,616,554)	172,015	(431,341)

Realized gains (losses)	(3,508,953)	(9,616,554)	172,015	(431,341)
Unrealized appreciation (depreciation) during the period	(971,924)	25,369,218	(420,184)	719,475

Net increase (decrease) in assets from operations	(2,185,504)	17,942,463	(216,164)	294,445

Changes from principal transactions:
Transfer of net premiums	4,093,508	4,566,357	72,713	89,766
Transfer on terminations	(12,605,775)	(8,952,769)	(248,639)	(71,035)
Transfer on policy loans	(30,899)	(600,839)	(126,375)	(22,633)
Net interfund transfers	8,348,725	(5,728,281)	(175,086)	(576,069)

Net increase (decrease) in assets from principal transactions	(194,441)	(10,715,532)	(477,387)	(579,971)

Total increase (decrease) in assets	(2,379,945)	7,226,931	(693,551)	(285,526)

Assets, beginning of period	130,000,445	122,773,514	2,381,529	2,667,055

Assets, end of period	$127,620,500	$130,000,445	$1,687,978	$2,381,529

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

See accompanying notes.

20

Sub-Account
Franklin Templeton Founding Allocation Trust		Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10

$14,378	$41,905	—	$107,283	$541,601	$580,701

14,378	41,905	—	107,283	541,601	580,701

—	—	1,925	1,555	144,416	139,185

14,378	41,905	(1,925)	105,728	397,185	441,516

—	—	5,145,088	—	—	—
63,652	51,756	3,979,118	(1,024,261)	(691,376)	(2,186,454)

63,652	51,756	9,124,206	(1,024,261)	(691,376)	(2,186,454)
(54,592)	68,552	(13,569,680)	12,483,826	(869,069)	10,431,586

23,438	162,213	(4,447,399)	11,565,293	(1,163,260)	8,686,648

21,280	22,697	1,762,973	1,787,369	2,195,195	2,952,479
(8,472)	(49,587)	(4,951,950)	(3,596,560)	(5,549,125)	(4,913,596)
—	—	(847,956)	(59,437)	(167,037)	285,018
(713,690)	(465,608)	(2,638,854)	(4,319,347)	(1,566,915)	(3,589,590)

(700,882)	(492,498)	(6,675,787)	(6,187,975)	(5,087,882)	(5,265,689)

(677,444)	(330,285)	(11,123,186)	5,377,318	(6,251,142)	3,420,959

1,139,066	1,469,351	56,174,234	50,796,916	52,533,441	49,112,482

$461,622	$1,139,066	$45,051,048	$56,174,234	$46,282,299	$52,533,441

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust
	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$733	$374	$11,118	$19,919

Total investment income	733	374	11,118	19,919
Expenses:
Mortality and expense risk	160	53	3	28

Net investment income (loss)	573	321	11,115	19,891

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	209	16	(102,768)	(307,064)

Realized gains (losses)	209	16	(102,768)	(307,064)
Unrealized appreciation (depreciation) during the period	230	996	100,193	427,166

Net increase (decrease) in assets from operations	1,012	1,333	8,540	139,993

Changes from principal transactions:
Transfer of net premiums	175	300	46,169	36,698
Transfer on terminations	(2,918)	(88)	(42,066)	(115,615)
Transfer on policy loans	—	—	43,275	(2,889)
Net interfund transfers	22,909	17,111	(32,754)	(369,131)

Net increase (decrease) in assets from principal transactions	20,166	17,323	14,624	(450,937)

Total increase (decrease) in assets	21,178	18,656	23,164	(310,944)

Assets, beginning of period	25,377	6,721	1,012,479	1,323,423

Assets, end of period	$46,555	$25,377	$1,035,643	$1,012,479

(o)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(p)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

22

Sub-Account
Fundamental Value Trust		Global Bond Trust		Global Diversification Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10

$53,748	$70,967	$2,226,822	$1,330,934	$14,741	$14,249

53,748	70,967	2,226,822	1,330,934	14,741	14,249

3,491	4,605	28,516	33,245	8	1,207

50,257	66,362	2,198,306	1,297,689	14,733	13,042

—	—	—	—	—	—
(93,737)	(208,484)	(320,492)	(1,171,408)	(91,529)	44,670

(93,737)	(208,484)	(320,492)	(1,171,408)	(91,529)	44,670
(271,453)	910,510	1,154,454	3,463,266	(73,054)	3,679

(314,933)	768,388	3,032,268	3,589,547	(149,850)	61,391

419,347	280,568	1,160,678	1,127,349	138,310	4,420
(439,117)	(396,962)	(3,187,307)	(3,936,359)	(131,184)	(22,819)
(48,958)	(72,623)	(237,820)	166,390	(6,578)	—
(222,079)	(401,667)	(2,001,149)	850,119	122,215	688,943

(290,807)	(590,684)	(4,265,598)	(1,792,501)	122,763	670,544

(605,740)	177,704	(1,233,330)	1,797,046	(27,087)	731,935

6,404,245	6,226,541	37,594,467	35,797,421	771,166	39,231

$5,798,505	$6,404,245	$36,361,137	$37,594,467	$744,079	$771,166

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust		Health Sciences Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$68,930	$72,390	—	—

Total investment income	68,930	72,390	—	—
Expenses:
Mortality and expense risk	462	604	12,434	8,827

Net investment income (loss)	68,468	71,786	(12,434)	(8,827)

Realized gains (losses) on investments:
Capital gain distributions	—	—	96,736	—
Net realized gains (losses)	(53,691)	(58,966)	1,069,331	(92,335)

Realized gains (losses)	(53,691)	(58,966)	1,166,067	(92,335)
Unrealized appreciation (depreciation) during the period	(279,369)	358,320	(137,159)	1,246,340

Net increase (decrease) in assets from operations	(264,592)	371,140	1,016,474	1,145,178

Changes from principal transactions:
Transfer of net premiums	26,417	491,302	324,205	224,550
Transfer on terminations	(1,165,101)	(154,709)	(1,249,346)	(434,371)
Transfer on policy loans	—	—	(359,902)	(19,365)
Net interfund transfers	(455,396)	2,549,324	1,624,589	402,849

Net increase (decrease) in assets from principal transactions	(1,594,080)	2,885,917	339,546	173,663

Total increase (decrease) in assets	(1,858,672)	3,257,057	1,356,020	1,318,841

Assets, beginning of period	4,793,395	1,536,338	8,912,677	7,593,836

Assets, end of period	$2,934,723	$4,793,395	$10,268,697	$8,912,677

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

24

Sub-Account
High Yield Trust		International Core Trust		International Equity Index Trust A
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)

$2,604,051	$9,992,714	$240,247	$172,901	$175,870	$102,940

2,604,051	9,992,714	240,247	172,901	175,870	102,940

22,092	20,675	1,757	1,796	4,712	3,040

2,581,959	9,972,039	238,490	171,105	171,158	99,900

—	—	—	—	127,634	965,622
(2,460,841)	920,588	19,798	(105,398)	(232,753)	(559,892)

(2,460,841)	920,588	19,798	(105,398)	(105,119)	405,730
120,412	(8,423,627)	(1,214,490)	644,385	(870,601)	(84,967)

241,530	2,469,000	(956,202)	710,092	(804,562)	420,663

927,369	843,843	142,706	100,363	228,953	128,573
(2,445,045)	(4,022,389)	(180,728)	(276,965)	(442,666)	(171,299)
(171,476)	907,054	(296)	(91)	4,259	2,235
2,530,724	5,439,783	301,099	(1,472,316)	409,766	4,928,934

841,572	3,168,291	262,781	(1,649,009)	200,312	4,888,443

1,083,102	5,637,291	(693,421)	(938,917)	(604,250)	5,309,106

27,626,152	21,988,861	9,561,277	10,500,194	5,309,106	—

$28,709,254	$27,626,152	$8,867,856	$9,561,277	$4,704,856	$5,309,106

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust B		International Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$3,383,323	$2,958,849	$80,323	$156,418

Total investment income	3,383,323	2,958,849	80,323	156,418
Expenses:
Mortality and expense risk	93,125	102,543	3,745	5,881

Net investment income (loss)	3,290,198	2,856,306	76,578	150,537

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,429,799)	(3,190,759)	(613,988)	(942,941)

Realized gains (losses)	(4,429,799)	(3,190,759)	(613,988)	(942,941)
Unrealized appreciation (depreciation) during the period	(12,658,417)	13,159,994	(1,285,864)	2,253,212

Net increase (decrease) in assets from operations	(13,798,018)	12,825,541	(1,823,274)	1,460,808

Changes from principal transactions:
Transfer of net premiums	1,755,968	2,288,055	420,818	484,470
Transfer on terminations	(4,877,089)	(5,329,572)	(751,695)	(519,112)
Transfer on policy loans	(846,141)	(159,279)	(32,311)	(48,989)
Net interfund transfers	(21,304,959)	(4,837,736)	(1,173,130)	(74,897)

Net increase (decrease) in assets from principal transactions	(25,272,221)	(8,038,532)	(1,536,318)	(158,528)

Total increase (decrease) in assets	(39,070,239)	4,787,009	(3,359,592)	1,302,280

Assets, beginning of period	124,926,838	120,139,829	11,455,808	10,153,528

Assets, end of period	$85,856,599	$124,926,838	$8,096,216	$11,455,808

See accompanying notes.

26

Sub-Account
International Small Company Trust		International Value Trust		Investment Quality Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$178,251	$244,321	$1,250,957	$1,094,603	$405,399	$493,271

178,251	244,321	1,250,957	1,094,603	405,399	493,271

4,172	5,264	74,973	60,762	12,065	12,145

174,079	239,057	1,175,984	1,033,841	393,334	481,126

—	—	—	—	—	—
218,390	21,327	211,268	(1,787,165)	88,495	202,005

218,390	21,327	211,268	(1,787,165)	88,495	202,005
(2,265,006)	1,463,809	(7,886,549)	5,117,763	231,117	(13,647)

(1,872,537)	1,724,193	(6,499,297)	4,364,439	712,946	669,484

470,755	533,133	1,929,159	1,941,685	147,645	273,493
(557,351)	(518,654)	(5,116,016)	(2,617,959)	(1,003,761)	(577,262)
(17,468)	(74,419)	(181,809)	(101,686)	(230,674)	190,846
630,002	1,924,923	(3,780,376)	43,649,746	691,083	117,895

525,938	1,864,983	(7,149,042)	42,871,786	(395,707)	4,972

(1,346,599)	3,589,176	(13,648,339)	47,236,225	317,239	674,456

10,206,328	6,617,152	56,878,234	9,642,009	9,557,245	8,882,789

$8,859,729	$10,206,328	$43,229,895	$56,878,234	$9,874,484	$9,557,245

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth Trust		Large Cap Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	$139,691	$19,278	$17,119

Total investment income	—	139,691	19,278	17,119
Expenses:
Mortality and expense risk	2,675	2,057	1,742	1,426

Net investment income (loss)	(2,675)	137,634	17,536	15,693

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	167,475	(3,905,203)	100,399	41,313

Realized gains (losses)	167,475	(3,905,203)	100,399	41,313
Unrealized appreciation (depreciation) during the period	(802,540)	11,231,623	(106,883)	144,718

Net increase (decrease) in assets from operations	(637,740)	7,464,054	11,052	201,724

Changes from principal transactions:
Transfer of net premiums	1,622,090	1,755,454	96,362	82,734
Transfer on terminations	(2,888,162)	(2,567,289)	(143,044)	(155,719)
Transfer on policy loans	(435,304)	(240,731)	—	—
Net interfund transfers	(81,520)	(3,331,774)	(474,531)	976,610

Net increase (decrease) in assets from principal transactions	(1,782,896)	(4,384,340)	(521,213)	903,625

Total increase (decrease) in assets	(2,420,636)	3,079,714	(510,161)	1,105,349

Assets, beginning of period	40,273,728	37,194,014	1,829,762	724,413

Assets, end of period	$37,853,092	$40,273,728	$1,319,601	$1,829,762

(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

28

Sub-Account
Large Cap Value Trust		Lifestyle Aggressive Trust		Lifestyle Balanced Trust
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$64,685	$171,354	$92,447	$136,440	$2,314,556	$1,968,911

64,685	171,354	92,447	136,440	2,314,556	1,968,911

2,897	8,420	7,692	9,492	154,547	152,351

61,788	162,934	84,755	126,948	2,160,009	1,816,560

—	—	—	—	—	—
1,752,385	(802,241)	167,859	(658,451)	2,157,409	1,543,670

1,752,385	(802,241)	167,859	(658,451)	2,157,409	1,543,670
(788,003)	1,993,092	(576,776)	1,603,072	(4,031,501)	4,742,421

1,026,170	1,353,785	(324,162)	1,071,569	285,917	8,102,651

187,470	775,101	630,879	811,522	2,578,192	4,734,128
(587,234)	(1,327,405)	(898,924)	(573,745)	(7,040,462)	(12,028,699)
(112,034)	(140,236)	(454,044)	(5,995)	(455,545)	(47,682)
(14,680,143)	1,340,521	(1,705,621)	(871,844)	(2,156,793)	(7,482,148)

(15,191,941)	647,981	(2,427,710)	(640,062)	(7,074,608)	(14,824,401)

(14,165,771)	2,001,766	(2,751,872)	431,507	(6,788,691)	(6,721,750)

14,165,771	12,164,005	7,521,733	7,090,226	73,813,515	80,535,265

—	$14,165,771	$4,769,861	$7,521,733	$67,024,824	$73,813,515

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust		Lifestyle Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$179,934	$129,976	$1,190,940	$1,040,308

Total investment income	179,934	129,976	1,190,940	1,040,308
Expenses:
Mortality and expense risk	2,222	794	84,067	75,181

Net investment income (loss)	177,712	129,182	1,106,873	965,127

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	225,658	28,194	(1,063,555)	(1,792,459)

Realized gains (losses)	225,658	28,194	(1,063,555)	(1,792,459)
Unrealized appreciation (depreciation) during the period	(235,773)	290,068	(876,842)	6,258,355

Net increase (decrease) in assets from operations	167,597	447,444	(833,524)	5,431,023

Changes from principal transactions:
Transfer of net premiums	310,659	466,461	3,820,653	3,703,628
Transfer on terminations	(421,782)	(573,721)	(2,854,515)	(2,015,253)
Transfer on policy loans	(330,725)	(59)	(714,017)	67,471
Net interfund transfers	(289,236)	579,903	(2,950,547)	(6,959,661)

Net increase (decrease) in assets from principal transactions	(731,084)	472,584	(2,698,426)	(5,203,815)

Total increase (decrease) in assets	(563,487)	920,028	(3,531,950)	227,208

Assets, beginning of period	4,878,794	3,958,766	44,969,615	44,742,407

Assets, end of period	$4,315,307	$4,878,794	$41,437,665	$44,969,615

See accompanying notes.

30

Sub-Account
Lifestyle Moderate Trust		Mid Cap Index Trust		Mid Cap Stock Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$141,826	$79,805	$131,360	$195,395	—	$27

141,826	79,805	131,360	195,395	—	27

2,688	2,536	8,229	7,554	54,475	48,409

139,138	77,269	123,131	187,841	(54,475)	(48,382)

—	—	422,450	—	—	—
94,797	(11,468)	1,336,974	(605,600)	1,610,903	(723,396)

94,797	(11,468)	1,759,424	(605,600)	1,610,903	(723,396)
(165,646)	194,164	(2,017,765)	3,979,034	(4,595,997)	7,686,406

68,289	259,965	(135,210)	3,561,275	(3,039,569)	6,914,628

227,801	219,485	561,321	932,233	1,173,504	1,104,841
(645,376)	(212,114)	(893,953)	(1,583,801)	(2,649,044)	(2,926,486)
(225,332)	(39,436)	(515,729)	29,293	(361,978)	(23,329)
1,344,186	911,369	(1,643,617)	462,723	(2,859,537)	(3,807,002)

701,279	879,304	(2,491,978)	(159,552)	(4,697,055)	(5,651,976)

769,568	1,139,269	(2,627,188)	3,401,723	(7,736,624)	1,262,652

3,061,241	1,921,972	20,002,299	16,600,576	36,028,199	34,765,547

$3,830,809	$3,061,241	$17,375,111	$20,002,299	$28,291,575	$36,028,199

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$273,785	$795,930	—	$80,470

Total investment income	273,785	795,930	—	80,470
Expenses:
Mortality and expense risk	40,475	44,498	95,890	119,575

Net investment income (loss)	233,310	751,432	(95,890)	(39,105)

Realized gains (losses) on investments:
Capital gain distributions	—	142,586	127,184	—
Net realized gains (losses)	(14,367)	(827,707)	—	—

Realized gains (losses)	(14,367)	(685,121)	127,184	—
Unrealized appreciation (depreciation) during the period	(1,886,802)	5,737,526	—	—

Net increase (decrease) in assets from operations	(1,667,859)	5,803,837	31,294	(39,105)

Changes from principal transactions:
Transfer of net premiums	841,778	1,045,952	15,028,913	18,572,442
Transfer on terminations	(2,956,285)	(3,505,229)	(31,410,802)	(45,946,163)
Transfer on policy loans	(315,879)	(180,262)	(10,843,453)	(2,040,308)
Net interfund transfers	(2,682,307)	(2,261,040)	16,885,819	31,291,668

Net increase (decrease) in assets from principal transactions	(5,112,693)	(4,900,579)	(10,339,523)	1,877,639

Total increase (decrease) in assets	(6,780,552)	903,258	(10,308,229)	1,838,534

Assets, beginning of period	39,553,092	38,649,834	156,122,272	154,283,738

Assets, end of period	$32,772,540	$39,553,092	$145,814,043	$156,122,272

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(e)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

32

Sub-Account
Natural Resources Trust		Overseas Equity Trust	Pacific Rim Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/10 (e)

$129,829	$172,481	$266,852	$16,783

129,829	172,481	266,852	16,783

19,302	18,300	23,769	1,543

110,527	154,181	243,083	15,240

—	—	—	—
1,909,285	(829,770)	(9,123,689)	(238,443)

1,909,285	(829,770)	(9,123,689)	(238,443)
(7,596,836)	3,807,099	8,476,380	290,207

(5,577,024)	3,131,510	(404,226)	67,004

968,367	1,031,598	314,601	36,160
(2,019,700)	(1,865,797)	(743,846)	(43,707)
(419,315)	(1,501)	4,938	—
(625,436)	(661,505)	(42,613,442)	(3,689,041)

(2,096,084)	(1,497,205)	(43,037,749)	(3,696,588)

(7,673,108)	1,634,305	(43,441,975)	(3,629,584)

27,939,662	26,305,357	43,441,975	3,629,584

$20,266,554	$27,939,662	—	—

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust		Real Return Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$798,849	$872,749	$682,371	$1,506,645

Total investment income	798,849	872,749	682,371	1,506,645
Expenses:
Mortality and expense risk	32,182	32,848	8,741	6,906

Net investment income (loss)	766,667	839,901	673,630	1,499,739

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	783,335	(4,800,824)	180,197	(20,587)

Realized gains (losses)	783,335	(4,800,824)	180,197	(20,587)
Unrealized appreciation (depreciation) during the period	2,881,580	15,161,948	1,027,451	(321,538)

Net increase (decrease) in assets from operations	4,431,582	11,201,025	1,881,278	1,157,614

Changes from principal transactions:
Transfer of net premiums	1,324,419	1,537,509	1,139,321	756,863
Transfer on terminations	(4,704,060)	(4,167,273)	(1,272,038)	(1,728,919)
Transfer on policy loans	(199,357)	(152,024)	(155,909)	(2,874)
Net interfund transfers	1,047,954	1,346,881	4,123,169	945,903

Net increase (decrease) in assets from principal transactions	(2,531,044)	(1,434,907)	3,834,543	(29,027)

Total increase (decrease) in assets	1,900,538	9,766,118	5,715,821	1,128,587

Assets, beginning of period	50,397,185	40,631,067	12,771,902	11,643,315

Assets, end of period	$52,297,723	$50,397,185	$18,487,723	$12,771,902

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

34

Sub-Account
Science & Technology Trust		Short Term Government Income Trust		Short-Term Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)	Year Ended Dec. 31/10 (f)

—	$3	$918,480	$443,071	$482,902

—	3	918,480	443,071	482,902

6,227	5,976	34,633	25,715	11,884

(6,227)	(5,973)	883,847	417,356	471,018

—	—	96,524	6,063	—
946,688	247,237	155,811	56,648	(1,918,001)

946,688	247,237	252,335	62,711	(1,918,001)
(1,191,977)	678,275	(139,408)	(39,996)	2,517,790

(251,516)	919,539	996,774	440,071	1,070,807

166,327	111,514	539,731	322,017	225,520
(383,006)	(237,482)	(2,444,443)	(2,158,329)	(482,852)
(298,125)	(28,307)	73,139	(55,977)	(6,236)
(1,332,532)	1,698,055	9,406,476	30,221,981	(27,246,700)

(1,847,336)	1,543,780	7,574,903	28,329,692	(27,510,268)

(2,098,852)	2,463,319	8,571,677	28,769,763	(26,439,461)

5,132,130	2,668,811	28,769,763	—	26,439,461

$3,033,278	$5,132,130	$37,341,440	$28,769,763	—

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust		Small Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	$188,467	$83,487

Total investment income	—	—	188,467	83,487
Expenses:
Mortality and expense risk	88,676	84,179	6,551	6,447

Net investment income (loss)	(88,676)	(84,179)	181,916	77,040

Realized gains (losses) on investments:
Capital gain distributions	1,113,261	—	67,156	—
Net realized gains (losses)	860,498	(147,762)	386,798	(245,475)

Realized gains (losses)	1,973,759	(147,762)	453,954	(245,475)
Unrealized appreciation (depreciation) during the period	(4,944,538)	8,958,979	(1,322,035)	3,743,170

Net increase (decrease) in assets from operations	(3,059,455)	8,727,038	(686,165)	3,574,735

Changes from principal transactions:
Transfer of net premiums	1,497,763	1,589,948	354,660	597,174
Transfer on terminations	(2,937,189)	(3,334,038)	(737,432)	(588,441)
Transfer on policy loans	(445,748)	(62,532)	(205,644)	(30,213)
Net interfund transfers	(740,677)	(2,647,201)	(421,888)	(399,054)

Net increase (decrease) in assets from principal transactions	(2,625,851)	(4,453,823)	(1,010,304)	(420,534)

Total increase (decrease) in assets	(5,685,306)	4,273,215	(1,696,469)	3,154,201

Assets, beginning of period	47,103,696	42,830,481	16,574,673	13,420,472

Assets, end of period	$41,418,390	$47,103,696	$14,878,204	$16,574,673

See accompanying notes.

36

Sub-Account
Small Cap Opportunities Trust		Small Cap Value Trust		Small Company Value Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$9,110	—	$631,399	$285,547	$34,435	$68,699

9,110	—	631,399	285,547	34,435	68,699

3,664	2,031	45,624	43,708	5,603	4,426

5,446	(2,031)	585,775	241,839	28,832	64,273

—	—	—	—	—	—
736,570	407,634	1,594,357	(494,731)	276,187	171,742

736,570	407,634	1,594,357	(494,731)	276,187	171,742
(954,431)	1,153,265	(1,548,408)	16,523,449	(421,891)	818,313

(212,415)	1,558,868	631,724	16,270,557	(116,872)	1,054,328

266,481	285,025	1,920,788	1,786,007	280,536	195,387
(335,948)	(601,212)	(5,296,108)	(3,826,128)	(483,136)	(576,597)
2,003	146,494	(234,275)	(114,624)	(33,959)	(38,321)
(3,330,155)	3,796,889	(2,184,158)	(4,098,948)	168,568	(896,471)

(3,397,619)	3,627,196	(5,793,753)	(6,253,693)	(67,991)	(1,316,002)

(3,610,034)	5,186,064	(5,162,029)	10,016,864	(184,863)	(261,674)

11,506,613	6,320,549	76,957,701	66,940,837	5,509,197	5,770,871

$7,896,579	$11,506,613	$71,795,672	$76,957,701	$5,324,334	$5,509,197

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	$10,000	$10,000	$10,000	$10,000
	Sub-Account
	Smaller Company Growth Trust		Strategic Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/10 (g)
Income:
Dividend income distribution	—	—		$309,339

Total investment income	—	—		309,339
Expenses:
Mortality and expense risk	733	344		2,011

Net investment income (loss)	(733)	(344)		307,328

Realized gains (losses) on investments:
Capital gain distributions	—	9,598		—
Net realized gains (losses)	56,697	37,908		(64,697)

Realized gains (losses)	56,697	47,506		(64,697)
Unrealized appreciation (depreciation) during the period	(109,909)	134,337		116,140

Net increase (decrease) in assets from operations	(53,945)	181,499		358,771

Changes from principal transactions:
Transfer of net premiums	37,001	24,755		309,520
Transfer on terminations	(101,848)	(42,118)		(1,347,835)
Transfer on policy loans	(51,717)	(25,044)		50,747
Net interfund transfers	(1,096,839)	1,429,158		(2,617,568)

Net increase (decrease) in assets from principal transactions	(1,213,403)	1,386,751		(3,605,136)

Total increase (decrease) in assets	(1,267,348)	1,568,250		(3,246,365)

Assets, beginning of period	1,954,089	385,839		3,246,365

Assets, end of period	$686,741	$1,954,089		—

(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

38

Sub-Account
Strategic Income Opportunities Trust		Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$773,829	$654,015	$1,914,748	$1,993,254	$5,000,333	$2,854,681

773,829	654,015	1,914,748	1,993,254	5,000,333	2,854,681

7,331	2,559	38,902	40,836	17,020	27,501

766,498	651,456	1,875,846	1,952,418	4,983,313	2,827,180

—	—	—	—	4,334,217	1,996,850
19,110	59,429	513,702	379,911	1,907,818	2,308,113

19,110	59,429	513,702	379,911	6,242,035	4,304,963
(640,614)	(282,206)	858,328	523,827	(6,826,659)	1,171,789

144,994	428,679	3,247,876	2,856,156	4,398,689	8,303,932

245,188	135,154	947,430	1,089,278	4,014,642	3,249,414
(528,990)	(179,448)	(3,383,131)	(2,258,908)	(6,904,006)	(10,653,475)
(49,089)	66,961	(254,761)	(181,555)	(401,879)	(553,168)
(534,633)	5,860,577	(843,116)	(443,424)	(5,194,216)	16,409,313

(867,524)	5,883,244	(3,533,578)	(1,794,609)	(8,485,459)	8,452,084

(722,530)	6,311,923	(285,702)	1,061,547	(4,086,770)	16,756,016

7,800,643	1,488,720	44,996,196	43,934,649	117,041,343	100,285,327

$7,078,113	$7,800,643	$44,710,494	$44,996,196	$112,954,573	$117,041,343

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	$100,000	$100,000	$100,000	$100,000
	Sub-Account
	Total Stock Market Index Trust		U.S. Government Securities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/10 (ay)
Income:
Dividend income distribution	$262,734	$276,861		$22,110

Total investment income	262,734	276,861		22,110
Expenses:
Mortality and expense risk	21,213	20,250		473

Net investment income (loss)	241,521	256,611		21,637

Realized gains (losses) on investments:
Capital gain distributions	—	—		71,797
Net realized gains (losses)	593,440	(213,081)		(58,589)

Realized gains (losses)	593,440	(213,081)		13,208
Unrealized appreciation (depreciation) during the period	(734,012)	3,131,180		11,799

Net increase (decrease) in assets from operations	100,949	3,174,710		46,644

Changes from principal transactions:
Transfer of net premiums	486,634	535,952		42,325
Transfer on terminations	(1,731,702)	(1,065,914)		(39,041)
Transfer on policy loans	(115,144)	13,659		—
Net interfund transfers	(898,747)	(1,686,537)		(1,978,383)

Net increase (decrease) in assets from principal transactions	(2,258,959)	(2,202,840)		(1,975,099)

Total increase (decrease) in assets	(2,158,010)	971,870		(1,928,455)

Assets, beginning of period	21,544,102	20,572,232		1,928,455

Assets, end of period	$19,386,092	$21,544,102		—

(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(t)	Fund available in prior year but no activity.

See accompanying notes.

40

$100,000	$100,000	$100,000	$100,000	$100,000
Sub-Account
U.S. High Yield Bond Trust	Ultra Short Term Bond Trust		Utilities Trust
Year Ended Dec. 31/10 (az)		Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$3,194,529		$10,811	$743,939	$389,221

3,194,529		10,811	743,939	389,221

2,595		360	11,290	8,466

3,191,934		10,451	732,649	380,755

2,640,669		—	—	—
(4,153,460)		(52)	347,532	(1,991,242)

(1,512,791)		(52)	347,532	(1,991,242)
(639,721)		(10,898)	(13,530)	3,690,124

1,039,422		(499)	1,066,651	2,079,637

192,367		34,703	362,526	311,328
(980,311)		(15,006)	(4,376,442)	(916,517)
(10,331)		—	(61,238)	(57,914)
(19,517,719)		726,863	5,236,519	1,367,814

(20,315,994)		746,560	1,161,365	704,711

(19,276,572)		746,061	2,228,016	2,784,348

19,276,572		—	17,302,489	14,518,141

—		$746,061	$19,530,505	$17,302,489

41

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust		Total
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$98,681	$97,452	$44,765,307	$54,013,160

Total investment income	98,681	97,452	44,765,307	54,013,160
Expenses:
Mortality and expense risk	3,182	3,886	1,972,138	1,983,118

Net investment income (loss)	95,499	93,566	42,793,169	52,030,042

Realized gains (losses) on investments:
Capital gain distributions	—	—	15,140,076	6,745,029
Net realized gains (losses)	608,624	(384,300)	12,685,802	(68,710,271)

Realized gains (losses)	608,624	(384,300)	27,825,878	(61,965,242)
Unrealized appreciation (depreciation) during the period	(688,295)	2,026,385	(114,073,444)	282,124,250

Net increase (decrease) in assets from operations	15,828	1,735,651	(43,454,397)	272,189,050

Changes from principal transactions:
Transfer of net premiums	378,036	687,683	79,763,627	92,724,668
Transfer on terminations	(2,115,567)	(564,036)	(184,493,131)	(191,921,195)
Transfer on policy loans	(147,959)	81,183	(23,788,518)	(5,046,032)
Net interfund transfers	(290,352)	(3,637,735)	(50,328,093)	(21,417,996)

Net increase (decrease) in assets from principal transactions	(2,175,842)	(3,432,905)	(178,846,115)	(125,660,555)

Total increase (decrease) in assets	(2,160,014)	(1,697,254)	(222,300,512)	146,528,495

Assets, beginning of period	10,090,228	11,787,482	$2,317,853,991	2,171,325,496

Assets, end of period	$7,930,214	$10,090,228	$2,095,553,479	$2,317,853,991

See accompanying notes.

42

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2011

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 71 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2011. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Fundamental Holdings Trust Series 1	Fundamental Holdings Trust Series I	October 31, 2011
American Global Diversification Trust Series 1	Global Diversification Trust Series 1	October 31, 2011
Optimized All Cap Trust	Fundamental All Cap Core Trust	June 27, 2011
Optimized Value Trust	Fundamental Large Cap Value Trust	June 27, 2011

The following sub-account of the Account was commenced as an investment option:

New Fund	Effective Date
Bond Trust	October 31, 2011

43

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
American Bond Trust Series 1	Bond Trust	October 31, 2011
Core Diversified Growth & Income Trust Series 1	Lifestyle Growth Trust	October 31, 2011
Large Cap Value Trust	Equity-Income Trust	May 2, 2011

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

ACS 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

44

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$2,095,553,479
Level 2	—
Level 3	—

$2,095,553,479

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

45

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$29,720,335	$39,684,090
Active Bond Trust	11,355,091	8,956,146
All Cap Core Trust	189,790	93,614
All Cap Value Trust	5,046,614	1,035,160
Alpha Opportunities Trust	1,839,295	98,360
American Asset Allocation Trust Series 1	127,358	794,070
American Blue Chip Income and Growth Trust Series 1	663,078	643,145
American Bond Trust Series 1	354,243	1,663,418
American Global Growth Trust Series 1	878,185	28,975
American Global Small Capitalization Trust Series 1	53,320	979
American Growth Trust Series 1	7,686,380	12,310,723
American Growth-Income Trust Series 1	329,364	929,091
American High-Income Bond Trust Series 1	1,014,113	199,022
American International Trust Series 1	6,127,313	7,215,228
American New World Trust Series 1	1,978,186	1,961,588
Balanced Trust	61,237	777
Blue Chip Growth Trust	13,003,335	16,789,419
Bond Trust	1,253,071	7,091
Capital Appreciation Trust	7,736,980	10,343,845
Capital Appreciation Value Trust	1,283,237	2,818,811
Core Allocation Plus Trust	425,431	29,792
Core Bond Trust	2,478,492	6,473,138
Core Diversified Growth & Income Trust Series 1	3,925	71,903
Core Strategy Trust	650	717,572
Disciplined Diversification Trust	476,752	836,630
Emerging Markets Value Trust	11,690,564	10,871,740
Equity-Income Trust	31,792,099	29,691,167

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Financial Services Trust	$601,614	$1,046,995
Franklin Templeton Founding Allocation Trust	51,946	738,450
Fundamental All Cap Core Trust	3,251,332	7,942,029
Fundamental Holdings Trust Series 1	23,734	2,994
Fundamental Large Cap Value Trust	435,949	410,209
Fundamental Value Trust	1,080,032	1,320,583
Global Bond Trust	9,495,122	11,562,413
Global Diversification Trust Series 1	2,694,914	2,557,417
Global Trust	766,456	2,292,069
Health Sciences Trust	6,703,131	6,279,284
High Yield Trust	13,987,456	10,563,925
International Core Trust	1,483,849	982,578
International Equity Index Trust A	1,417,262	918,158
International Equity Index Trust B	13,658,777	35,640,800
International Opportunities Trust	1,462,133	2,921,873
International Small Company Trust	3,523,234	2,823,216
International Value Trust	6,925,562	12,898,621
Investment Quality Bond Trust	1,982,145	1,984,519
Large Cap Trust	465,263	968,941
Large Cap Value Trust	624,476	15,754,630
Lifestyle Aggressive Trust	2,272,961	4,615,917
Lifestyle Balanced Trust	9,613,646	14,528,244
Lifestyle Conservative Trust	2,075,857	2,629,229
Lifestyle Growth Trust	6,544,372	8,135,925
Lifestyle Moderate Trust	2,171,994	1,331,576
Mid Cap Index Trust	4,711,756	6,658,153
Mid Cap Stock Trust	6,229,974	10,981,505
Mid Value Trust	2,516,788	7,396,171
Money Market Trust B	121,752,272	132,060,500
Natural Resources Trust	10,114,952	12,100,509
Real Estate Securities Trust	11,071,229	12,835,606
Real Return Bond Trust	11,252,184	6,744,010
Science & Technology Trust	2,465,043	4,318,605
Short Term Government Income Trust	23,910,851	15,355,577
Small Cap Growth Trust	10,315,347	11,916,612
Small Cap Index Trust	2,034,489	2,795,721
Small Cap Opportunities Trust	2,225,573	5,617,746
Small Cap Value Trust	11,214,658	16,422,635
Small Company Value Trust	1,247,021	1,286,180
Smaller Company Growth Trust	218,774	1,432,911
Strategic Income Opportunities Trust	3,097,114	3,198,141
Total Bond Market Trust B	8,119,209	9,776,942

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Return Trust	$39,431,106	$38,599,036
Total Stock Market Index Trust	3,044,616	5,062,055
Ultra Short Term Bond Trust	872,068	115,056
Utilities Trust	6,258,228	4,364,214
Value Trust	1,462,527	3,542,869
All Asset Portfolio	7,178,703	3,417,045
Brandes International Equity Trust	12,842,181	24,951,088
Business Opportunity Value Trust	1,882,704	7,880,721
Frontier Capital Appreciation Trust	24,751,983	26,284,607
Large Cap Growth Trust	11,631,104	13,416,675

	$572,734,109	$693,646,979

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Organizational Change

On December 31, 2009, John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHVLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

10.	Subsequent Events

In accordance with the provision set forth in ASC 855 - Subsequent Events (“ASC 855”), Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 30, 2012 and has determined that no events have occurred that require additional disclosure.

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	16,243	18,200	20,463	21,981	21,785
Units issued	994	699	1,583	2,175	2,834
Units redeemed	(1,681)	(2,656)	(3,846)	(3,693)	(2,638)

Units, end of period (000’s)	15,556	16,243	18,200	20,463	21,981

Unit value, end of period $	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66	24.66 to 26.53
Assets, end of period $ (000’s)	351,035	360,475	352,933	315,740	537,290
Investment income ratio*	1.78%	1.73%	2.21%	2.17%	2.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)	4.60% to 5.25%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,389	1,416	1,672	2,146	2,378
Units issued	258	231	173	139	329
Units redeemed	(269)	(258)	(429)	(613)	(561)

Units, end of period (000’s)	1,378	1,389	1,416	1,672	2,146

Unit value, end of period $	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09	20.79 to 44.78
Assets, end of period $ (000’s)	43,918	41,425	36,794	35,824	50,933
Investment income ratio*	5.54%	7.68%	7.02%	5.19%	8.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)	3.39% to 4.03%

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,590	1,627	1,423	684	675
Units issued	414	339	1,267	1,658	301
Units redeemed	(246)	(376)	(1,063)	(919)	(292)

Units, end of period (000’s)	1,758	1,590	1,627	1,423	684

Unit value, end of period $	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93	11.65 to 11.84
Assets, end of period $ (000’s)	24,192	21,532	19,560	14,121	8,096
Investment income ratio*	6.58%	6.79%	7.83%	6.21%	6.84%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)	7.33% to 8.00%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	19	11	4	5	5
Units issued	16	17	7	—	2
Units redeemed	(8)	(9)	—	(1)	(2)

Units, end of period (000’s)	27	19	11	4	5

Unit value, end of period $	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05	13.12 to 13.34
Assets, end of period $ (000’s)	306	211	107	33	63
Investment income ratio*	1.01%	1.48%	3.01%	1.78%	1.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)	2.07% to 2.70%

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	567	628	550	312	325
Units issued	348	132	246	359	108
Units redeemed	(69)	(193)	(168)	(121)	(121)

Units, end of period (000’s)	846	567	628	550	312

Unit value, end of period $	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78	13.51 to 13.74
Assets, end of period $ (000’s)	11,792	8,237	7,722	5,347	4,271
Investment income ratio*	0.46%	0.44%	0.64%	1.25%	1.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)	8.00% to 8.68%

			Sub-Account
			Alpha Opportunities Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			2	—	—
Units issued			133	2	1
Units redeemed			(7)	—	(1)

Units, end of period (000’s)			128	2	—

Unit value, end of period $			13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)			1,750	32	—
Investment income ratio*			0.46%	0.87%	0.00%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			American Asset Allocation Trust Series 1
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period			108	63	—
Units issued			12	78	93
Units redeemed			(76)	(33)	(30)

Units, end of period (000’s)			44	108	63

Unit value, end of period $			10.15	10.06	8.98
Assets, end of period $ (000’s)			447	1,093	563
Investment income ratio*			1.39%	3.40%	2.36%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	174	182	179	173	117
Units issued	56	29	49	40	82
Units redeemed	(54)	(37)	(46)	(34)	(26)

Units, end of period (000’s)	176	174	182	179	173

Unit value, end of period $	11.29 to 11.76	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36	12.99 to 13.21
Assets, end of period $ (000’s)	2,053	2,070	1,934	1,495	2,283
Investment income ratio*	1.31%	1.28%	1.74%	4.22%	3.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.90%) to (1.29%)	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)	1.02% to 1.65%

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	107	251	221	194	25
Units issued	29	60	85	58	184
Units redeemed	(136)	(204)	(55)	(31)	(15)

Units, end of period (000’s)	—	107	251	221	194

Unit value, end of period $	11.97 to 12.42	11.54 to 11.92	10.95 to 11.24	9.82 to 10.02	10.95 to 11.10
Assets, end of period $ (000’s)	—	1,271	2,780	2,189	2,131
Investment income ratio*	0.00%	1.46%	2.63%	9.78%	5.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.70% to 4.23%	5.37% to 6.02%	11.51% to 12.21%	(10.28%) to (9.72%)	2.32% to 2.96%

(h) Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

					Sub-Account
					American Global Growth Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					92
Units redeemed					(3)

Units, end of period (000’s)					89

Unit value, end of period $					9.10 to 9.17
Assets, end of period $ (000’s)					812
Investment income ratio*					2.30%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					American Global Small Capitalization Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					6
Units redeemed					—

Units, end of period (000’s)					6

Unit value, end of period $					8.13 to 8.19
Assets, end of period $ (000’s)					46
Investment income ratio*					1.41%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(19.93%) to (19.43%)

(t) Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,730	2,859	2,008	1,732	1,878
Units issued	552	1,047	2,023	996	1,718
Units redeemed	(905)	(1,176)	(1,172)	(720)	(1,864)

Units, end of period (000’s)	2,377	2,730	2,859	2,008	1,732

Unit value, end of period $	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21	14.47 to 14.71
Assets, end of period $ (000’s)	30,359	36,695	32,514	16,441	25,432
Investment income ratio*	0.22%	0.36%	0.27%	1.95%	1.18%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)	11.25% to 11.94%

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	492	699	332	310	221
Units issued	23	48	476	60	1,380
Units redeemed	(77)	(255)	(109)	(38)	(1,291)

Units, end of period (000’s)	438	492	699	332	310

Unit value, end of period $	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17	12.98 to 13.20
Assets, end of period $ (000’s)	5,027	5,787	7,428	2,692	4,074
Investment income ratio*	1.14%	0.94%	1.45%	2.22%	2.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)	4.00% to 4.64%

					Sub-Account
					American High- Income Bond Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					93
Units redeemed					(19)

Units, end of period (000’s)					74

Unit value, end of period $					10.09 to 10.16
Assets, end of period $ (000’s)					746
Investment income ratio*					11.64%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					0.83% to 1.46%

(t) Fund available in prior year but no activity.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,183	1,923	1,874	976	830
Units issued	388	657	1,240	1,334	411
Units redeemed	(463)	(397)	(1,191)	(436)	(265)

Units, end of period (000’s)	2,108	2,183	1,923	1,874	976

Unit value, end of period $	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14	17.31 to 17.60
Assets, end of period $ (000’s)	27,823	33,638	27,722	18,951	17,112
Investment income ratio*	1.40%	1.70%	1.15%	5.51%	2.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)	18.84% to 19.58%

			Sub-Account
			American New World Trust Series 1
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			280	55	—
Units issued			137	301	68
Units redeemed			(133)	(76)	(13)

Units, end of period (000’s)			284	280	55

Unit value, end of period $			13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)			3,801	4,382	729
Investment income ratio*			1.48%	2.79%	1.45%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

				Sub-Account
				Balanced Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period				2	—
Units issued				4	3
Units redeemed				—	(1)

Units, end of period (000’s)				6	2

Unit value, end of period $				13.34 to 13.57	13.28 to 13.41
Assets, end of period $ (000’s)				89	29
Investment income ratio*				2.39%	1.28%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				0.50% to 1.13%	11.94% to 12.63%

(t) Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,700	3,853	4,206	4,372	4,525
Units issued	509	376	294	369	1,451
Units redeemed	(677)	(529)	(647)	(535)	(1,604)

Units, end of period (000’s)	3,532	3,700	3,853	4,206	4,372

Unit value, end of period $	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69	27.55 to 69.05
Assets, end of period $ (000’s)	84,498	86,878	78,242	61,013	114,906
Investment income ratio*	0.01%	0.09%	0.19%	0.39%	0.80%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)	12.11% to 12.81%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					Bond Trust
					Year Ended Dec. 31/11 (l)
Units, beginning of period					—
Units issued					122
Units redeemed					(1)

Units, end of period (000’s)					121

Unit value, end of period $					10.07 to 10.08
Assets, end of period $ (000’s)					1,224
Investment income ratio*					14.83%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					0.70% to 0.82%

(l) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,483	3,821	4,419	4,795	4,688
Units issued	380	386	521	1,019	1,108
Units redeemed	(872)	(724)	(1,119)	(1,395)	(1,001)

Units, end of period (000’s)	2,991	3,483	3,821	4,419	4,795

Unit value, end of period $	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36	34.49 to 37.17
Assets, end of period $ (000’s)	74,076	99,778	104,544	96,474	173,897
Investment income ratio*	2.98%	3.27%	2.41%	3.28%	2.04%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)	7.34% to 8.01%

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,720	2,052	1,987	1,535	1,463
Units issued	125	496	662	809	449
Units redeemed	(556)	(828)	(597)	(357)	(377)

Units, end of period (000’s)	1,289	1,720	2,052	1,987	1,535

Unit value, end of period $	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58	15.59 to 16.15
Assets, end of period $ (000’s)	17,767	24,713	27,001	20,983	24,734
Investment income ratio*	0.38%	0.77%	0.85%	0.05%	0.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)	4.78% to 5.44%

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,866	2,815	2,457	2,617	3,046
Units issued	542	629	881	814	378
Units redeemed	(734)	(578)	(523)	(974)	(807)

Units, end of period (000’s)	2,674	2,866	2,815	2,457	2,617

Unit value, end of period $	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72	13.66 to 13.89
Assets, end of period $ (000’s)	36,835	39,435	34,648	21,273	36,165
Investment income ratio*	0.11%	0.19%	0.33%	0.50%	0.37%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)	11.00% to 11.70%

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)
	Sub-Account
	Capital Appreciation Value Trust
		Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period		223	163	3	—
Units issued		115	150	166	3
Units redeemed		(252)	(90)	(6)	—

Units, end of period (000’s)		86	223	163	3

Unit value, end of period $		11.12	10.79	9.47	7.27
Assets, end of period $ (000’s)		951	2,397	1,538	20
Investment income ratio*		1.37%	1.87%	11.49%	1.49%
Expense ratio lowest to highest**		0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***		3.09%	13.91%	30.26%	(27.31%)

(x) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

				Sub-Account
				Core Allocation Plus Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period				8	—
Units issued				40	8
Units redeemed				(3)	—

Units, end of period (000’s)				45	8

Unit value, end of period $				9.36	9.58
Assets, end of period $ (000’s)				411	71
Investment income ratio*				1.64%	1.86%
Expense ratio lowest to highest**				0.00%	0.00%
Total return lowest to highest***				(2.26%)	10.57%

(t)	Fund available in prior year but no activity.

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	677	792	329	261	114
Units issued	150	124	627	293	211
Units redeemed	(464)	(239)	(164)	(225)	(64)

Units, end of period (000’s)	363	677	792	329	261

Unit value, end of period $	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53	10.97 to 11.15
Assets, end of period $ (000’s)	5,334	9,164	10,009	3,786	2,909
Investment income ratio*	2.58%	2.45%	4.06%	5.45%	8.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%	5.70% to 6.36%

				Sub-Account
				Core Diversified Growth & Income Trust Series 1
				Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10 (t)
Units, beginning of period				5	—
Units issued				—	5
Units redeemed				(5)	—

Units, end of period (000’s)				—	5

Unit value, end of period $				13.67 to 13.88	13.41 to 13.55
Assets, end of period $ (000’s)				—	68
Investment income ratio*				1.88%	7.50%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				1.93% to 2.45%	10.23% to 10.92%

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)
			Sub-Account
			Core Strategy Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period			70	3	—
Units issued			—	67	11
Units redeemed			(67)	—	(8)

Units, end of period (000’s)			3	70	3

Unit value, end of period $			10.34	10.32	9.17
Assets, end of period $ (000’s)			28	723	25
Investment income ratio*			0.52%	21.84%	2.94%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

			Sub-Account
			Disciplined Diversification Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period			83	149	—
Units issued			43	12	149
Units redeemed			(79)	(78)	—

Units, end of period (000’s)			47	83	149

Unit value, end of period $			10.21	10.42	9.19
Assets, end of period $ (000’s)			479	863	1,367
Investment income ratio*			2.04%	0.96%	17.79%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			(2.04%)	13.45%	27.27%

(t)	Fund available in prior year but no activity.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, beginning of period	2,383	1,302	978	336	—
Units issued	626	1,543	1,469	786	379
Units redeemed	(830)	(462)	(1,145)	(144)	(43)

Units, end of period (000’s)	2,179	2,383	1,302	978	336

Unit value, end of period $	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	22,695	34,013	15,110	5,637	4,030
Investment income ratio*	1.52%	1.61%	0.16%	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)	19.44% to 19.94%

(s) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,764	5,175	5,774	6,590	6,974
Units issued	1,031	823	693	863	1,122
Units redeemed	(1,081)	(1,234)	(1,292)	(1,679)	(1,506)

Units, end of period (000’s)	4,714	4,764	5,175	5,774	6,590

Unit value, end of period $	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40	28.16 to 30.29
Assets, end of period $ (000’s)	127,621	130,000	122,774	109,191	194,992
Investment income ratio*	1.86%	1.98%	2.22%	2.48%	2.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)	2.75% to 3.39%

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	199	257	189	167	123
Units issued	47	74	139	73	101
Units redeemed	(95)	(132)	(71)	(51)	(57)

Units, end of period (000’s)	151	199	257	189	167

Unit value, end of period $	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79	11.93 to 21.29
Assets, end of period $ (000’s)	1,688	2,382	2,667	1,406	2,250
Investment income ratio*	1.56%	0.31%	0.88%	1.00%	1.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)	(7.31%) to (6.73%)

		Sub-Account
		Franklin Templeton Founding Allocation Trust
		Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period		114	164	1	—
Units issued		4	39	164	1
Units redeemed		(72)	(89)	(1)	—

Units, end of period (000’s)		46	114	164	1

Unit value, end of period $		9.75	9.89	8.93	6.79
Assets, end of period $ (000’s)		462	1,139	1,469	8
Investment income ratio*		2.56%	2.42%	23.94%	8.35%
Expense ratio lowest to highest**		0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***		(1.45%)	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,300	1,500	1,748	1,754	1,796
Units issued	463	474	415	388	649
Units redeemed	(633)	(674)	(663)	(394)	(691)

Units, end of period (000’s)	1,130	1,300	1,500	1,748	1,754

Unit value, end of period $	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44	44.03 to 45.60
Assets, end of period $ (000’s)	45,051	56,174	50,797	40,217	69,656
Investment income ratio*	0.00%	0.22%	0.04%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)	11.22% to 11.92%

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07
Units, beginning of period	4,459	4,967	5,689	22	18
Units issued	226	282	408	6,603	6
Units redeemed	(668)	(790)	(1,130)	(936)	(2)

Units, end of period (000’s)	4,017	4,459	4,967	5,689	22

Unit value, end of period $	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81	13.50 to 13.73
Assets, end of period $ (000’s)	46,282	52,533	49,112	43,929	308
Investment income ratio*	1.07%	1.19%	1.42%	1.32%	1.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)	3.17% to 3.82%

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			Fundamental Holdings Trust Series 1
			Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			2	1	—
Units issued			2	1	1
Units redeemed			—	—	—

Units, end of period (000’s)			4	2	1

Unit value, end of period $			12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)			47	25	7
Investment income ratio*			2.34%	3.23%	2.58%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(o) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07
Units, beginning of period	94	140	158	148	28
Units issued	38	9	14	38	143
Units redeemed	(37)	(55)	(32)	(28)	(23)

Units, end of period (000’s)	95	94	140	158	148

Unit value, end of period $	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60	12.69 to 12.91
Assets, end of period $ (000’s)	1,036	1,012	1,323	1,197	1,912
Investment income ratio*	0.97%	1.69%	2.17%	2.67%	2.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)	(5.75%) to (5.17%)

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	538	592	520	453	561
Units issued	84	70	283	329	197
Units redeemed	(116)	(124)	(211)	(262)	(305)

Units, end of period (000’s)	506	538	592	520	453

Unit value, end of period $	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02	12.98 to 13.20
Assets, end of period $ (000’s)	5,799	6,404	6,227	4,158	5,959
Investment income ratio*	0.85%	1.17%	1.03%	1.10%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)	3.44% to 4.08%

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,443	1,515	1,606	1,504	1,344
Units issued	266	430	512	590	1,115
Units redeemed	(423)	(502)	(603)	(488)	(955)

Units, end of period (000’s)	1,286	1,443	1,515	1,606	1,504

Unit value, end of period $	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38	20.80 to 22.37
Assets, end of period $ (000’s)	36,361	37,594	35,797	32,860	32,352
Investment income ratio*	6.33%	3.67%	12.70%	0.58%	7.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)	8.93% to 9.61%

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			Global Diversification Trust Series 1
			Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			54	3	—
Units issued			188	116	146
Units redeemed			(186)	(65)	(143)

Units, end of period (000’s)			56	54	3

Unit value, end of period $			13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)			744	771	39
Investment income ratio*			0.87%	4.35%	0.11%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(p) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.
(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	407	141	144	154	95
Units issued	58	298	71	65	102
Units redeemed	(200)	(32)	(74)	(75)	(43)

Units, end of period (000’s)	265	407	141	144	154

Unit value, end of period $	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32	13.52 to 13.75
Assets, end of period $ (000’s)	2,935	4,793	1,536	1,193	2,115
Investment income ratio*	1.59%	2.31%	1.59%	2.30%	2.24%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)	0.69% to 1.32%

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	488	484	368	397	406
Units issued	340	173	299	240	128
Units redeemed	(320)	(169)	(183)	(269)	(137)

Units, end of period (000’s)	508	488	484	368	397

Unit value, end of period $	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10	16.55 to 17.26
Assets, end of period $ (000’s)	10,269	8,913	7,594	4,411	6,776
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)	17.00% to 17.73%

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,743	1,577	1,202	1,333	1,556
Units issued	694	860	1,100	340	320
Units redeemed	(644)	(694)	(725)	(471)	(543)

Units, end of period (000’s)	1,793	1,743	1,577	1,202	1,333

Unit value, end of period $	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19	12.27 to 13.03
Assets, end of period $ (000’s)	28,709	27,626	21,989	10,820	17,063
Investment income ratio*	9.19%	48.58%	12.49%	9.40%	12.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)	1.02% to 1.64%

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	725	872	872	720	696
Units issued	92	173	292	209	62
Units redeemed	(74)	(320)	(292)	(57)	(38)

Units, end of period (000’s)	743	725	872	872	720

Unit value, end of period $	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16	16.27 to 16.55
Assets, end of period $ (000’s)	8,868	9,561	10,500	8,851	11,891
Investment income ratio*	2.51%	1.98%	2.40%	5.72%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)	10.78% to 11.46%

				Sub-Account
				International Equity Index Trust A
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period				479	—
Units issued				102	679
Units redeemed				(86)	(200)

Units, end of period (000’s)				495	479

Unit value, end of period $				9.40 to 9.50	11.03 to 11.08
Assets, end of period $ (000’s)				4,705	5,309
Investment income ratio*				3.35%	2.53%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				(14.75%) to (14.21%)	10.30% to 10.76%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,056	5,494	6,401	5,181	4,427
Units issued	356	329	495	2,011	1,188
Units redeemed	(1,401)	(767)	(1,402)	(791)	(434)

Units, end of period (000’s)	4,011	5,056	5,494	6,401	5,181

Unit value, end of period $	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52	27.32 to 47.69
Assets, end of period $ (000’s)	85,857	124,927	120,140	102,439	156,150
Investment income ratio*	3.11%	2.55%	3.72%	3.01%	5.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)	15.10% to 15.82%

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	802	809	969	993	405
Units issued	100	245	244	542	707
Units redeemed	(227)	(252)	(404)	(566)	(119)

Units, end of period (000’s)	675	802	809	969	993

Unit value, end of period $	11.56 to 12.05	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16	18.20 to 18.51
Assets, end of period $ (000’s)	8,096	11,456	10,154	8,853	18,343
Investment income ratio*	0.76%	1.48%	1.08%	1.35%	2.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.44%) to (15.91%)	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)	19.35% to 20.10%

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			International Small Company Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period			845	672	—
Units issued			280	369	891
Units redeemed			(250)	(196)	(219)

Units, end of period (000’s)			875	845	672

Unit value, end of period $			9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)			8,860	10,206	6,617
Investment income ratio*			1.72%	3.14%	0.72%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,275	782	725	788	1,166
Units issued	443	4,154	236	257	311
Units redeemed	(990)	(661)	(179)	(320)	(689)

Units, end of period (000’s)	3,728	4,275	782	725	788

Unit value, end of period $	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15	15.68 to 15.95
Assets, end of period $ (000’s)	43,230	56,878	9,642	6,583	12,506
Investment income ratio*	2.38%	2.81%	2.62%	3.81%	3.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)	8.93% to 9.61%

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	727	724	482	1,998	2,227
Units issued	113	546	525	167	217
Units redeemed	(144)	(543)	(283)	(1,683)	(446)

Units, end of period (000’s)	696	727	724	482	1,998

Unit value, end of period $	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97	10.96 to 11.15
Assets, end of period $ (000’s)	9,874	9,557	8,883	5,268	21,995
Investment income ratio*	4.28%	5.13%	5.25%	2.72%	9.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)	5.56% to 6.23%

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,598	1,823	2,234	2,272	2,114
Units issued	455	339	392	998	506
Units redeemed	(531)	(564)	(803)	(1,036)	(348)

Units, end of period (000’s)	1,522	1,598	1,823	2,234	2,272

Unit value, end of period $	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72	30.40 to 32.76
Assets, end of period $ (000’s)	37,853	40,274	37,194	33,265	66,742
Investment income ratio*	0.00%	0.38%	0.65%	0.02%	0.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)	21.67% to 22.43%

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	158	72	76	65	28
Units issued	40	166	28	51	64
Units redeemed	(81)	(80)	(32)	(40)	(27)

Units, end of period (000’s)	117	158	72	76	65

Unit value, end of period $	10.98 to 11.45	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84	12.75 to 12.96
Assets, end of period $ (000’s)	1,320	1,830	724	587	840
Investment income ratio*	1.61%	1.57%	1.92%	1.30%	1.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.63%) to (2.02%)	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)	0.90% to 1.53%

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,298	1,226	1,096	1,275	926
Units issued	50	626	564	370	688
Units redeemed	(1,348)	(554)	(434)	(549)	(339)

Units, end of period (000’s)	—	1,298	1,226	1,096	1,275

Unit value, end of period $	11.37 to 11.80	10.57 to 10.95	9.67 to 9.96	8.79 to 9.00	13.80 to 14.03
Assets, end of period $ (000’s)	—	14,166	12,164	9,827	17,844
Investment income ratio*	1.48%	1.27%	1.78%	1.57%	1.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.59% to 7.80%	9.28% to 9.97%	10.01% to 10.68%	(36.29%) to (35.89%)	3.80% to 4.45%

(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	571	626	586	620	366
Units issued	168	120	192	242	318
Units redeemed	(351)	(175)	(152)	(276)	(64)

Units, end of period (000’s)	388	571	626	586	620

Unit value, end of period $	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41	14.26 to 14.50
Assets, end of period $ (000’s)	4,770	7,522	7,090	4,888	8,952
Investment income ratio*	1.59%	1.99%	1.16%	1.67%	9.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)	7.99% to 8.66%

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,642	6,856	5,928	1,261	1,018
Units issued	542	630	2,424	5,219	512
Units redeemed	(1,083)	(1,844)	(1,496)	(552)	(269)

Units, end of period (000’s)	5,101	5,642	6,856	5,928	1,261

Unit value, end of period $	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06	12.97 to 13.19
Assets, end of period $ (000’s)	67,025	73,814	80,535	53,175	16,569
Investment income ratio*	3.26%	2.69%	5.11%	8.77%	7.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.05% to 0.67%	11.09% to 11.78%	30.08% to 30.89%	(31.76%) to (31.33%)	5.94% to 6.60%

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	368	326	287	178	149
Units issued	140	215	149	161	38
Units redeemed	(195)	(173)	(110)	(52)	(9)

Units, end of period (000’s)	313	368	326	287	178

Unit value, end of period $	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99	11.62 to 11.81
Assets, end of period $ (000’s)	4,315	4,879	3,959	2,870	2,098
Investment income ratio*	4.56%	2.64%	5.74%	5.18%	8.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)	4.69% to 5.35%

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,455	3,875	3,823	3,544	2,409
Units issued	404	412	553	918	1,298
Units redeemed	(617)	(832)	(501)	(639)	(163)

Units, end of period (000’s)	3,242	3,455	3,875	3,823	3,544

Unit value, end of period $	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73	13.53 to 13.76
Assets, end of period $ (000’s)	41,438	44,970	44,742	33,172	48,519
Investment income ratio*	2.75%	2.29%	3.49%	2.73%	7.61%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)	6.88% to 7.55%

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	233	162	111	117	70
Units issued	151	159	69	165	101
Units redeemed	(99)	(88)	(18)	(171)	(54)

Units, end of period (000’s)	285	233	162	111	117

Unit value, end of period $	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35	12.13 to 12.33
Assets, end of period $ (000’s)	3,831	3,061	1,922	1,034	1,434
Investment income ratio*	4.07%	3.01%	6.46%	3.92%	8.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)	4.70% to 5.34%

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,223	1,277	1,251	823	1,265
Units issued	251	752	373	716	488
Units redeemed	(390)	(806)	(347)	(288)	(930)

Units, end of period (000’s)	1,084	1,223	1,277	1,251	823

Unit value, end of period $	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56	14.50 to 15.02
Assets, end of period $ (000’s)	17,375	20,002	16,601	11,900	12,311
Investment income ratio*	0.72%	1.17%	1.17%	1.32%	1.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)	6.88% to 7.55%

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,031	1,249	1,426	1,499	1,916
Units issued	165	168	308	814	1,694
Units redeemed	(310)	(386)	(485)	(887)	(2,111)

Units, end of period (000’s)	886	1,031	1,249	1,426	1,499

Unit value, end of period $	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71	45.24 to 49.27
Assets, end of period $ (000’s)	28,292	36,028	34,766	30,506	58,057
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)	22.82% to 23.59%

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,674	1,899	1,877	2,823	2,812
Units issued	94	181	726	357	534
Units redeemed	(310)	(406)	(704)	(1,303)	(523)

Units, end of period (000’s)	1,458	1,674	1,899	1,877	2,823

Unit value, end of period $	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18	20.43 to 21.71
Assets, end of period $ (000’s)	32,773	39,553	38,650	26,216	60,378
Investment income ratio*	0.74%	2.04%	0.68%	1.17%	2.23%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)	(0.12%) to 0.51%

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	9,518	9,456	19,383	10,592	9,248
Units issued	7,370	9,920	8,888	20,320	16,249
Units redeemed	(8,077)	(9,858)	(18,815)	(11,529)	(14,905)

Units, end of period (000’s)	8,811	9,518	9,456	19,383	10,592

Unit value, end of period $	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26	16.09 to 16.90
Assets, end of period $ (000’s)	145,814	156,122	154,284	357,522	172,545
Investment income ratio*	0.00%	0.05%	0.51%	1.96%	4.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%	4.18% to 4.82%

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,327	1,438	1,299	1,071	840
Units issued	487	563	724	616	537
Units redeemed	(607)	(674)	(585)	(388)	(306)

Units, end of period (000’s)	1,207	1,327	1,438	1,299	1,071

Unit value, end of period $	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53	23.43 to 23.82
Assets, end of period $ (000’s)	20,267	27,940	26,305	14,921	25,437
Investment income ratio*	0.49%	0.73%	1.20%	0.70%	1.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)	39.93% to 40.81%

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,215	1,284	1,452	1,522	1,757
Units issued	242	272	322	335	353
Units redeemed	(277)	(341)	(490)	(405)	(588)

Units, end of period (000’s)	1,180	1,215	1,284	1,452	1,522

Unit value, end of period $	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75	47.55 to 80.44
Assets, end of period $ (000’s)	52,298	50,397	40,631	35,570	63,096
Investment income ratio*	1.50%	1.96%	3.54%	3.35%	2.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)	(16.09%) to (15.56%)

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	997	987	880	1,863	2,303
Units issued	779	754	757	1,225	223
Units redeemed	(489)	(744)	(650)	(2,208)	(663)

Units, end of period (000’s)	1,287	997	987	880	1,863

Unit value, end of period $	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88	10.96 to 11.14
Assets, end of period $ (000’s)	18,488	12,772	11,643	8,685	20,481
Investment income ratio*	4.18%	11.44%	9.49%	0.54%	7.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)	10.66% to 11.36%

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	320	206	93	88	15
Units issued	148	188	313	131	111
Units redeemed	(264)	(74)	(200)	(126)	(38)

Units, end of period (000’s)	204	320	206	93	88

Unit value, end of period $	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91	14.00 to 14.24
Assets, end of period $ (000’s)	3,033	5,132	2,669	729	1,248
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)	18.88% to 19.62%

				Sub-Account
				Short Term Government Income Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period				2,826	—
Units issued				2,222	3,247
Units redeemed				(1,479)	(421)

Units, end of period (000’s)				3,569	2,826

Unit value, end of period $				10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)				37,341	28,770
Investment income ratio*				2.48%	1.66%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				2.19% to 2.83%	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,530	2,809	3,103	3,326	3,777
Units issued	474	323	325	500	538
Units redeemed	(618)	(602)	(619)	(723)	(989)

Units, end of period (000’s)	2,386	2,530	2,809	3,103	3,326

Unit value, end of period $	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84	18.21 to 19.59
Assets, end of period $ (000’s)	41,418	47,104	42,830	35,288	62,782
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)	13.27% to 13.98%

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,340	1,376	1,550	1,486	1,761
Units issued	138	253	222	294	456
Units redeemed	(216)	(289)	(396)	(230)	(731)

Units, end of period (000’s)	1,262	1,340	1,376	1,550	1,486

Unit value, end of period $	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05	10.28 to 15.16
Assets, end of period $ (000’s)	14,878	16,575	13,420	12,171	17,562
Investment income ratio*	1.18%	0.56%	0.91%	1.42%	1.63%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)	(2.68%) to (2.07%)

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	969	688	121	106	121
Units issued	179	1,164	724	35	18
Units redeemed	(463)	(883)	(157)	(20)	(33)

Units, end of period (000’s)	685	969	688	121	106

Unit value, end of period $	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87	11.68 to 11.87
Assets, end of period $ (000’s)	7,897	11,507	6,321	832	1,251
Investment income ratio*	0.09%	0.00%	0.00%	2.64%	1.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)	(8.18%) to (7.60%)

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,747	3,034	3,523	4,249	4,317
Units issued	375	482	713	700	964
Units redeemed	(584)	(769)	(1,202)	(1,426)	(1,032)

Units, end of period (000’s)	2,538	2,747	3,034	3,523	4,249

Unit value, end of period $	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43	20.61 to 34.40
Assets, end of period $ (000’s)	71,796	76,958	66,941	60,239	98,890
Investment income ratio*	0.84%	0.42%	0.68%	1.27%	1.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)	(3.52%) to (2.92%)

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	369	468	309	254	234
Units issued	80	124	292	300	208
Units redeemed	(88)	(223)	(133)	(245)	(188)

Units, end of period (000’s)	361	369	468	309	254

Unit value, end of period $	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67	13.03 to 13.25
Assets, end of period $ (000’s)	5,324	5,509	5,771	2,979	3,359
Investment income ratio*	0.61%	1.37%	0.43%	0.76%	0.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)	(1.75%) to (1.14%)

			Sub-Account
			Smaller Company Growth Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period			148	36	—
Units issued			16	143	62
Units redeemed			(109)	(31)	(26)

Units, end of period (000’s)			55	148	36

Unit value, end of period $			12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)			687	1,954	386
Investment income ratio*			0.00%	0.00%	0.00%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	516	114	64	25	29
Units issued	150	546	79	47	18
Units redeemed	(207)	(144)	(29)	(8)	(22)

Units, end of period (000’s)	459	516	114	64	25

Unit value, end of period $	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36	11.14 to 11.33
Assets, end of period $ (000’s)	7,078	7,801	1,489	663	283
Investment income ratio*	10.92%	21.94%	9.22%	15.01%	2.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)	5.17% to 5.85%

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.
	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)
Units, beginning of period	2,242	2,331	2,495	2,774	2,694
Units issued	296	333	504	451	596
Units redeemed	(463)	(422)	(668)	(730)	(516)

Units, end of period (000’s)	2,075	2,242	2,331	2,495	2,774

Unit value, end of period $	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01	16.03 to 17.03
Assets, end of period $ (000’s)	44,710	44,996	43,935	44,368	46,641
Investment income ratio*	4.25%	4.33%	4.98%	5.13%	10.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%	6.45% to 7.13%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,539	6,957	6,028	8,605	8,552
Units issued	1,901	3,692	3,716	2,153	1,296
Units redeemed	(2,441)	(3,110)	(2,787)	(4,730)	(1,243)

Units, end of period (000’s)	6,999	7,539	6,957	6,028	8,605

Unit value, end of period $	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71	12.02 to 12.37
Assets, end of period $ (000’s)	112,955	117,041	100,285	76,496	105,376
Investment income ratio*	4.43%	2.46%	4.34%	3.93%	7.79%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%	7.94% to 8.61%

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,225	1,380	1,522	1,607	1,811
Units issued	123	91	312	229	234
Units redeemed	(238)	(246)	(454)	(314)	(438)

Units, end of period (000’s)	1,110	1,225	1,380	1,522	1,607

Unit value, end of period $	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58	14.20 to 48.65
Assets, end of period $ (000’s)	19,386	21,544	20,572	17,810	31,072
Investment income ratio*	1.24%	1.39%	1.58%	1.67%	2.24%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)	4.54% to 5.19%

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					Ultra Short Term Bond Trust
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					86
Units redeemed					(11)

Units, end of period (000’s)					75

Unit value, end of period $					9.93 to 10.00
Assets, end of period $ (000’s)					746
Investment income ratio*					3.44%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	959	918	817	989	297
Units issued	289	756	287	989	930
Units redeemed	(233)	(715)	(186)	(1,161)	(238)

Units, end of period (000’s)	1,015	959	918	817	989

Unit value, end of period $	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89	19.01 to 19.33
Assets, end of period $ (000’s)	19,531	17,302	14,518	9,689	19,063
Investment income ratio*	3.83%	2.95%	4.94%	2.69%	2.93%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)	26.64% to 27.43%

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	658	940	597	403	211
Units issued	86	188	861	337	306
Units redeemed	(232)	(470)	(518)	(143)	(114)

Units, end of period (000’s)	512	658	940	597	403

Unit value, end of period $	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90	14.80 to 15.05
Assets, end of period $ (000’s)	7,930	10,090	11,787	5,302	6,052
Investment income ratio*	0.98%	1.07%	1.71%	1.28%	1.57%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)	7.60% to 8.26%

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

90

Prospectus dated April 30, 2012

for interests in

Separate Account S

Interests are made available under

PERFORMANCE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
U.S. Equity
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 14 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

5

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of any fixed accounts are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distribtuions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you

6

would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

7

FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, request a BSI increase, withdraw account value, or transfer account value between investment options. We reserve the right to increase the premium sales charge beyond the level indicated in the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Premium sales charge	Upon payment of premium	8% of any premium paid	7% of any premium paid in policy years 1-10 3% of any premium paid in policy year 11 and thereafter
Maximum contingent deferred sales charge (CDSC)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal value or $50	Lesser of 2% of withdrawal value or $50
Maximum transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	$25(2)	$0(2)
(1)	The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The “Target Premium” for each policy year is determined at the time the policy is ussed and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
8

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.33 per $1,000 of AAR	$83.33 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Maximum issue charge(2)	Monthly	2% of Target Premium	2% of Target Premium
Maintenance charge	Monthly	$20	$12
Asset-based risk charge(3)	Monthly	.07% of the first $25,000 of separate account assets in all policy years; .07% of separate account assets in excess of $25,000 in policy years 1-5, and .03% in policy years 6 and thereafter	.05% of the first $25,000 of separate account assets in all policy years; .05% of separate account assets in excess of $25,000 in policy years 1-5, and .02% in policy years 6-10, and 0% in policy years 11 and thereafter
Per thousand TSI charge(4)	Monthly	$0.04 per $1,000 of Total Sum Insured	$0.04 per $1,000 of Total Sum Insured
Maximum policy loan interest rate(5)	Accrues daily Payable annually	3.75%	3.75%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 85 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.
(3)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.
(4)	This charge is determined by multiplying the Total Sum Insured by the applicable rate. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed.
(5)	3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and no more than 3.25% thereafter. Under our current rules, the effective annual interest rate after policy year 20 is 3.00%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
9

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	4% of all premiums paid in the first two policy years up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Four Year Term Rider(1)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit
(1)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.62%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

10

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

11

of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

12

Portfolio	Portfolio Manager	Investment Objective
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
13

Portfolio	Portfolio Manager	Investment Objective
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
14

Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
15

Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
16

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
17

Portfolio	Portfolio Manager	Investment Objective
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
18

Portfolio	Portfolio Manager	Investment Objective
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated.Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 29, 2012 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $24 million to $277 billion
Russell 1000 Index — minimum of $162 million
Russell 2000 Index — maximum of $3.6 billion
Russell 3000 Index — $26 million to $505.7 billion
Russell Midcap Index — $162 million to $21.5 billion
Russell Midcap Value Index — $162 million to $21.5 billion
S&P MidCap 400 Index — $533 million to $10.1 billion
S&P SmallCap 600 Index — maximum of $2.9 billion
Wilshire 5000 Total Market Index — less than $1.2 million to $505.7 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

19

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer

20

and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option — the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in any fixed investment option have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

21

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
22

  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature guarantees that your Basic Sum Insured will not terminate (i.e., “lapse”), regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term “monthly deduction date” is defined under “Procedures for issuance of a policy”.)

Your policy will show two types of GDB Premium (or such other types as permitted by your policy’s state of issue):

  5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.
  Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the Lifetime GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.
23

The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see “The death benefit” below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any “due date” calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, “Lapse and reinstatement” above.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

24

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The “age 100 adjustment date” is defined under “When the younger insured person reaches 100”). Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

  We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.
  The death benefit will become equal to the greater of the following:
  the account value on the date of death, and
25

  the lesser of (i) the Basic Sum Insured plus the account value on the date of death, and (ii) the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person.

Death benefit Options A and B (as described above) will all cease to apply. If the guaranteed death benefit feature is in effect on the policy anniversary nearest the 100th birthday of the younger insured person, the death benefit as described above will be guaranteed not to lapse.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see “Effective date of certain policy transactions” below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured persons still meet our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

  the remaining Basic Sum Insured will be at least $250,000, and the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when any reduction in Total Sum Insured would take effect, see “Effective date of certain policy transactions” below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge”).

Change of death benefit option

You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

Please read “The minimum insurance amount” for more information about the “guideline premium and cash value corridor test” and the “cash value accumulation test.”

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Total Sum Insured decreases
  Additional Sum Insured increases

A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date

26

you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at this time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed investment option, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

27

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent

28

trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time is the greater of (i) $500, (ii) 25% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment options after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment options that we may offer in the future.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender

29

value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see “The death benefit”). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Deductions from account value”).

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

  We first determine the surrender value of your policy.
  We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.
  We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).
  We then subtract the third item above from the result of the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

30

Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”) .

Description of charges at the policy level

Deductions from premium payments

  Premium sales charge - A charge to help defray our sales costs. The charge is a percentage of the premiums you pay. The percentage is currently 7% for policy year 1-10 and 3% thereafter. The percentage is guaranteed to never exceed 8% for any policy year.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first two policy years up to the Target Premium.

Deductions from account value

  Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs, equal to 2 % of the “Target Premium” and will be the same regardless of the amount of premium actually paid. The Target Premium is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
  Per Thousand TSI charge - A monthly charge to hlep defray our sales and administrative costs, currently equal to $0.035 per thousand of Total Sum Insured for the first 10 policy years. The guaranteed charge is $0.035 per thousand of Total Sum Insured in every year.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge currently equal to $12 per month (guaranteed amount of $20 per month) in all policy years.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person‘s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see “The death benefit”).
  Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 5, .021% for policy years 6 through 10, and 0% for policy years 11 and thereafter. This charge does not apply to the fixed investment option.
  Optional benefits charge - Monthly charges for certain optional insurance benefits. The riders we currently offer are described under “Optional benefit riders you can add.”
  Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that does not exceed the first year Target Premium, as shown in the following table:
31

Policy Year(s)	Percentage of Premiums Received
1	100%
2	93%
3	86%
4	79%
5	71%
6	64%
7	57%
8	50%
9	43%
10	36%
11	29%
12	21%
13	14%
14	7%
15 and later	0%

The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see “Partial withdrawals”).

  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

32

Method of deduction

Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or
  33

  certain federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:
  you surrender the policy before the CDSC is equal to zero; and
  the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

The Enhanced Cash Value Benefit is equal to the CDSC in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the CDSC, and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

  Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.
  Enhanced Yield Fixed Account Rider - You may elect to allocate your premiums or policy value to the enhanced yield fixed account that we offer by rider. Obligations under the enhanced yield fixed account are backed by our general account. We will credit interest at the rate we declare. Additional transfer restrictions apply to amounts in enhanced yield fixed account (see “Transfers of existing account value”).

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We

34

will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

35

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at one of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account

36

and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments
37

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These

38

arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 125% of the premium paid up to the first tier and 8% of any excess premiums; policy years 2-5, 8% of the premium paid up to the first tier and 4% of any excess premiums; policy years 6-10, 8% of the premium paid up to the first tier and 3% of any excess premiums; and policy years 11+, no commissions paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree

39

medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

40

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so

41

will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

42

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Variable Life Account S at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

43

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6 Boston, MA 02117	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164154

Statement of Additional Information
dated April 30, 2012

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

PERFORMANCE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products & Distribution, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account S, a separate account initially established by John Hancock Variable Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Variable Life Account S at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2011, 2010, and 2009 was $158,741,294, $145,301,936 and $152,873,991 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: policy year 1, 125% of the premium paid up to the first tier and 8% of any excess premiums; policy years 2-5, 8% of the premium paid up to the first tier and 4% of any excess premiums; policy years 6-10, 8% of the premium paid up to the first tier and 3% of any excess premiums; and policy years 11+, no commissions paid.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2011 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	International Equity Index Trust B
Active Bond Trust	International Opportunities Trust
All Cap Core Trust	International Small Company Trust
All Cap Value Trust	International Value Trust
Alpha Opportunities Trust	Investment Quality Bond Trust
American Asset Allocation Trust Series 1	Large Cap Trust
American Blue Chip Income and Growth Trust Series 1	Lifestyle Aggressive Trust
American Global Growth Trust Series 1	Lifestyle Balanced Trust
American Global Small Capitalization Trust Series 1	Lifestyle Conservative Trust
American Growth Trust Series 1	Lifestyle Growth Trust
American Growth-Income Trust Series 1	Lifestyle Moderate Trust
American High-Income Bond Trust Series 1	Mid Cap Index Trust
American International Trust Series 1	Mid Cap Stock Trust
American New World Trust Series 1	Mid Value Trust
Balanced Trust	Money Market Trust B
Blue Chip Growth Trust	Natural Resources Trust
Bond Trust	Real Estate Securities Trust
Capital Appreciation Trust	Real Return Bond Trust
Capital Appreciation Value Trust	Science & Technology Trust
Core Allocation Plus Trust	Short Term Government Income Trust
Core Bond Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Disciplined Diversification Trust	Small Cap Opportunities Trust
Emerging Markets Value Trust	Small Cap Value Trust
Equity-Income Trust	Small Company Value Trust
Financial Services Trust	Smaller Company Growth Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental All Cap Core Trust	Total Bond Market Trust B
Fundamental Holdings Trust Series 1	Total Return Trust
Fundamental Large Cap Value Trust	Total Stock Market Index Trust
Fundamental Value Trust	Ultra Short Term Bond Trust
Global Bond Trust	Utilities Trust
Global Diversification Trust Series 1	Value Trust
Global Trust	All Asset Portfolio
Health Sciences Trust	Brandes International Equity Trust
High Yield Trust	Business Opportunity Value Trust
International Core Trust	Frontier Capital Appreciation Trust
International Equity Index Trust A	Large Cap Growth Trust

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

American Bond Trust Series 1	Large Cap Value Trust
Core Diversified Growth & Income Trust Series 1

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2011, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 30, 2012

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 22,344,700 shares (cost $332,627,624)	$351,035,236
Active Bond Trust - 4,513,647 shares (cost $43,125,632)	43,917,787
All Cap Core Trust - 18,635 shares (cost $294,089)	306,363
All Cap Value Trust - 1,485,153 shares (cost $10,761,136)	11,792,112
Alpha Opportunities Trust - 146,695 shares (cost $1,766,234)	1,750,071
American Asset Allocation Trust Series 1 - 40,871 shares (cost $383,037)	447,126
American Blue Chip Income and Growth Trust Series 1 - 185,760 shares (cost $2,031,209)	2,052,644
American Bond Trust Series 1	—
American Global Growth Trust Series 1 - 80,359 shares (cost $847,462)	812,428
American Global Small Capitalization Trust Series 1 - 5,651 shares (cost $52,277)	45,659
American Growth Trust Series 1 - 2,041,626 shares (cost $28,380,735)	30,358,981
American Growth-Income Trust Series 1 - 349,114 shares (cost $4,435,191)	5,027,239
American High-Income Bond Trust Series 1 - 72,494 shares (cost $814,204)	745,960
American International Trust Series 1 - 2,020,522 shares (cost $29,181,587)	27,822,587
American New World Trust Series 1 - 327,417 shares (cost $4,218,569)	3,801,312
Balanced Trust - 5,477 shares (cost $87,183)	88,726
Blue Chip Growth Trust - 4,119,850 shares (cost $72,951,686)	84,498,121
Bond Trust - 89,902 shares (cost $1,245,987)	1,224,467
Capital Appreciation Trust - 3,705,706 shares (cost $32,656,561)	36,834,717
Capital Appreciation Value Trust - 82,730 shares (cost $949,069)	950,571
Core Allocation Plus Trust - 41,441 shares (cost $460,835)	410,683
Core Bond Trust - 387,110 shares (cost $5,251,565)	5,334,373
Core Diversified Growth & Income Trust Series 1	—
Core Strategy Trust - 2,268 shares (cost $28,770)	28,125
Disciplined Diversification Trust - 40,830 shares (cost $506,799)	479,341
Emerging Markets Value Trust - 2,304,098 shares (cost $30,777,365)	22,695,369
Equity-Income Trust - 9,481,464 shares (cost $131,424,867)	127,620,500
Financial Services Trust - 160,607 shares (cost $1,769,389)	1,687,978
Franklin Templeton Founding Allocation Trust - 48,592 shares (cost $439,949)	461,622
Fundamental All Cap Core Trust - 3,696,669 shares (cost $49,586,044)	46,282,299
Fundamental Holdings Trust Series 1 - 4,623 shares (cost $44,917)	46,555
Fundamental Large Cap Value Trust - 104,505 shares (cost $1,081,380)	1,035,643
Fundamental Value Trust - 426,047 shares (cost $5,001,749)	5,798,505
Global Bond Trust - 2,758,812 shares (cost $34,986,511)	36,361,137
Global Diversification Trust Series 1 - 77,833 shares (cost $813,800)	744,079
Global Trust - 220,656 shares (cost $3,048,100)	2,934,723
Health Sciences Trust - 602,270 shares (cost $9,223,486)	10,268,697
High Yield Trust - 5,306,701 shares (cost $35,295,337)	28,709,254
International Core Trust - 1,034,756 shares (cost $11,633,318)	8,867,856
International Equity Index Trust A - 528,635 shares (cost $5,660,423)	4,704,856
International Equity Index Trust B - 6,519,104 shares (cost $102,812,126)	85,856,599
International Opportunities Trust - 771,803 shares (cost $8,650,443)	8,096,216
International Small Company Trust - 1,026,620 shares (cost $9,805,088)	8,859,729
International Value Trust - 4,242,384 shares (cost $48,069,664)	43,229,895
Investment Quality Bond Trust - 846,143 shares (cost $9,454,941)	9,874,484

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Large Cap Trust - 110,891 shares (cost $1,331,856)	$1,319,601
Large Cap Value Trust	—
Lifestyle Aggressive Trust - 622,697 shares (cost $4,868,139)	4,769,861
Lifestyle Balanced Trust - 5,863,939 shares (cost $58,498,298)	67,024,824
Lifestyle Conservative Trust - 343,029 shares (cost $4,308,731)	4,315,307
Lifestyle Growth Trust - 3,791,186 shares (cost $44,354,283)	41,437,665
Lifestyle Moderate Trust - 323,275 shares (cost $3,840,484)	3,830,809
Mid Cap Index Trust - 1,037,320 shares (cost $16,304,295)	17,375,111
Mid Cap Stock Trust - 2,194,847 shares (cost $29,875,916)	28,291,575
Mid Value Trust - 3,133,130 shares (cost $28,943,379)	32,772,540
Money Market Trust B - 145,814,043 shares (cost $145,814,043)	145,814,043
Natural Resources Trust - 2,036,840 shares (cost $22,403,151)	20,266,554
Real Estate Securities Trust - 4,290,215 shares (cost $48,571,629)	52,297,723
Real Return Bond Trust - 1,499,410 shares (cost $18,153,977)	18,487,723
Science & Technology Trust - 193,696 shares (cost $3,114,716)	3,033,278
Short Term Government Income Trust - 2,887,969 shares (cost $37,520,845)	37,341,440
Small Cap Growth Trust - 4,497,111 shares (cost $42,571,473)	41,418,390
Small Cap Index Trust - 1,130,563 shares (cost $14,103,875)	14,878,204
Small Cap Opportunities Trust - 419,139 shares (cost $7,141,212)	7,896,579
Small Cap Value Trust - 3,798,713 shares (cost $62,211,514)	71,795,672
Small Company Value Trust - 317,681 shares (cost $4,694,036)	5,324,334
Smaller Company Growth Trust - 41,977 shares (cost $643,871)	686,741
Strategic Income Opportunities Trust - 556,455 shares (cost $7,983,060)	7,078,113
Total Bond Market Trust B - 4,274,426 shares (cost $43,519,336)	44,710,494
Total Return Trust - 8,208,908 shares (cost $116,638,068)	112,954,573
Total Stock Market Index Trust - 1,672,657 shares (cost $17,809,808)	19,386,092
Ultra Short Term Bond Trust - 61,203 shares (cost $756,960)	746,061
Utilities Trust - 1,639,841 shares (cost $18,011,645)	19,530,505
Value Trust - 478,878 shares (cost $6,819,966)	7,930,214

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 2,299,602 shares (cost $23,743,684)	$24,191,814
Brandes International Equity Trust - 7,574,186 shares (cost $99,758,277)	74,075,543
Business Opportunity Value Trust - 1,805,623 shares (cost $16,698,978)	17,767,331
Frontier Capital Appreciation Trust - 2,112,098 shares (cost $47,878,802)	45,051,048
Large Cap Growth Trust - 2,351,124 shares (cost $33,604,282)	37,853,092

Total assets	$2,095,553,479

Contract Owners’ Equity
Variable universal life insurance contracts	$2,095,553,479

See accompanying notes.

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$6,368,286	$5,946,675	$2,392,684	$3,050,930

Total investment income	6,368,286	5,946,675	2,392,684	3,050,930
Expenses:
Mortality and expense risk	217,964	222,118	69,518	58,086

Net investment income (loss)	6,150,322	5,724,557	2,323,166	2,992,844

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,086,440	(4,148,657)	480,678	265,481

Realized gains (losses)	1,086,440	(4,148,657)	480,678	265,481
Unrealized appreciation (depreciation) during the period	(562,167)	46,193,317	(386,559)	1,818,034

Net increase (decrease) in assets from operations	6,674,595	47,769,217	2,417,285	5,076,359

Changes from principal transactions:
Transfer of net premiums	7,101,106	8,393,779	1,139,104	1,398,643
Transfer on terminations	(17,324,793)	(15,902,859)	(3,974,840)	(3,062,974)
Transfer on policy loans	(832,503)	(375,877)	(311,706)	67,560
Net interfund transfers	(5,057,887)	(32,342,968)	3,223,221	1,151,547

Net increase (decrease) in assets from principal transactions	(16,114,077)	(40,227,925)	75,779	(445,224)

Total increase (decrease) in assets	(9,439,482)	7,541,292	2,493,064	4,631,135

Assets, beginning of period	360,474,718	352,933,426	41,424,723	36,793,588

Assets, end of period	$351,035,236	$360,474,718	$43,917,787	$41,424,723

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (c)

$1,513,656	$1,413,087	$1,967	$2,159	$1,679

1,513,656	1,413,087	1,967	2,159	1,679

9,390	6,994	890	624	485

1,504,266	1,406,093	1,077	1,535	1,194

—	—	—	—	—
285,289	(5,149)	7,565	(6,430)	(40,948)

285,289	(5,149)	7,565	(6,430)	(40,948)
(1,387,370)	1,040,534	(8,632)	29,980	71,733

402,185	2,441,478	10	25,085	31,979

440,912	235,833	11,657	17,493	24,583
(758,045)	(447,353)	(40,605)	(45,011)	(5,308)
640,130	(701,434)	(111)	(13,010)	—
1,934,395	443,864	124,158	119,930	(742,615)

2,257,392	(469,090)	95,099	79,402	(723,340)

2,659,577	1,972,388	95,109	104,487	(691,361)

21,532,237	19,559,849	211,254	106,767	691,361

$24,191,814	$21,532,237	$306,363	$211,254	—

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		Alpha Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$46,454	$31,975	$2,952	$130

Total investment income	46,454	31,975	2,952	130
Expenses:
Mortality and expense risk	14,145	11,446	51	—

Net investment income (loss)	32,309	20,529	2,901	130

Realized gains (losses) on investments:
Capital gain distributions	—	—	22,830	2,987
Net realized gains (losses)	161,127	16,944	(4,561)	(13)

Realized gains (losses)	161,127	16,944	18,269	2,974
Unrealized appreciation (depreciation) during the period	(617,053)	1,232,297	(18,131)	1,968

Net increase (decrease) in assets from operations	(423,617)	1,269,770	3,039	5,072

Changes from principal transactions:
Transfer of net premiums	202,179	96,518	3,418	—
Transfer on terminations	(352,985)	(242,945)	(6,252)	(289)
Transfer on policy loans	(4,485)	(76,428)	—	—
Net interfund transfers	4,134,437	(532,689)	1,718,039	27,044

Net increase (decrease) in assets from principal transactions	3,979,146	(755,544)	1,715,205	26,755

Total increase (decrease) in assets	3,555,529	514,226	1,718,244	31,827

Assets, beginning of period	8,236,583	7,722,357	31,827	—

Assets, end of period	$11,792,112	$8,236,583	$1,750,071	$31,827

(h)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

See accompanying notes.

Sub-Account
American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10

$6,889	$16,287	$28,108	$25,641	—	$33,585

6,889	16,287	28,108	25,641	—	33,585

—	—	1,781	843	676	6,392

6,889	16,287	26,327	24,798	(676)	27,193

—	165	—	—	—	—
39,423	40,345	(268,678)	(131,638)	49,215	(34,416)

39,423	40,510	(268,678)	(131,638)	49,215	(34,416)
(18,122)	(5,086)	231,758	331,349	(10,990)	164,984

28,190	51,711	(10,593)	224,509	37,549	157,761

39,934	48,066	99,575	92,095	39,758	43,814
(54,681)	(54,205)	(299,280)	(90,173)	(75,734)	(1,656,739)
—	—	(21,277)	(35,282)	(10,466)	(23,057)
(658,853)	483,624	214,589	(55,694)	(1,262,057)	(30,712)

(673,600)	477,485	(6,393)	(89,054)	(1,308,499)	(1,666,694)

(645,410)	529,196	(16,986)	135,455	(1,270,950)	(1,508,933)

1,092,536	563,340	2,069,630	1,934,175	1,270,950	2,779,883

$447,126	$1,092,536	$2,052,644	$2,069,630	—	$1,270,950

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Global Growth Trust Series 1	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/11 (t)
Income:
Dividend income distribution	$8,009	$458

Total investment income	8,009	458
Expenses:
Mortality and expense risk	30	19

Net investment income (loss)	7,979	439

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(1,748)	(64)

Realized gains (losses)	(1,748)	(64)
Unrealized appreciation (depreciation) during the period	(35,034)	(6,618)

Net increase (decrease) in assets from operations	(28,803)	(6,243)

Changes from principal transactions:
Transfer of net premiums	6,538	—
Transfer on terminations	(29,073)	(870)
Transfer on policy loans	(196)	—
Net interfund transfers	863,962	52,772

Net increase (decrease) in assets from principal transactions	841,231	51,902

Total increase (decrease) in assets	812,428	45,659

Assets, beginning of period	—	—

Assets, end of period	$812,428	$45,659

(t)	Fund available in prior year but no activity.

See accompanying notes.

	$30,358,981	$30,358,981	$30,358,981	$30,358,981	$30,358,981
Sub-Account
American Growth Trust Series 1		American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/11 (t)

$74,967	$111,735	$61,419	$60,966		$55,104

74,967	111,735	61,419	60,966		55,104

25,334	17,249	8,031	8,301		2,273

49,633	94,486	53,388	52,665		52,831

—	—	—	—		—
2,944,435	(1,671,528)	24,836	(23,341)		(887)

2,944,435	(1,671,528)	24,836	(23,341)		(887)
(4,655,848)	6,740,366	(184,969)	455,253		(68,244)

(1,661,780)	5,163,324	(106,745)	484,577		(16,300)

1,472,467	1,913,939	180,701	162,646		—
(2,333,018)	(2,562,748)	(254,381)	(885,525)		(58,110)
(131,081)	5,762	(134,061)	(198,497)		(49,350)
(3,682,344)	(339,122)	(445,373)	(1,204,152)		869,720

(4,673,976)	(982,169)	(653,114)	(2,125,528)		762,260

(6,335,756)	4,181,155	(759,859)	(1,640,951)		745,960

36,694,737	32,513,582	5,787,098	7,428,049		—

$30,358,981	$36,694,737	$5,027,239	$5,787,098		$745,960

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		American New World Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$436,768	$521,160	$54,230	$47,759

Total investment income	436,768	521,160	54,230	47,759
Expenses:
Mortality and expense risk	14,317	16,841	2,130	801

Net investment income (loss)	422,451	504,319	52,100	46,958

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	981,073	(1,077,900)	58,102	126,923

Realized gains (losses)	981,073	(1,077,900)	58,102	126,923
Unrealized appreciation (depreciation) during the period	(5,708,890)	2,888,791	(655,152)	149,647

Net increase (decrease) in assets from operations	(4,305,366)	2,315,210	(544,950)	323,528

Changes from principal transactions:
Transfer of net premiums	554,831	652,259	53,984	49,177
Transfer on terminations	(994,363)	(1,599,697)	(244,839)	(123,807)
Transfer on policy loans	(260,760)	(32,355)	(29,971)	(3,697)
Net interfund transfers	(810,074)	4,581,301	185,323	3,407,654

Net increase (decrease) in assets from principal transactions	(1,510,366)	3,601,508	(35,503)	3,329,327

Total increase (decrease) in assets	(5,815,732)	5,916,718	(580,453)	3,652,855

Assets, beginning of period	33,638,319	27,721,601	4,381,765	728,910

Assets, end of period	$27,822,587	$33,638,319	$3,801,312	$4,381,765

(t)	Fund available in prior year but no activity.
(l)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

Sub-Account
Balanced Trust		Blue Chip Growth Trust		Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (l)

$1,192	$232	$12,339	$72,501	$31,441

1,192	232	12,339	72,501	31,441

—	—	145,884	142,990	146

1,192	232	(133,545)	(70,489)	31,295

280	427	—	—	—
36	314	2,485,800	476,315	8

316	741	2,485,800	476,315	8
(673)	2,216	(1,079,313)	11,564,068	(21,520)

835	3,189	1,272,942	11,969,894	9,783

2,638	850	3,318,037	3,868,862	5,302
(921)	(220)	(6,982,067)	(6,454,235)	(7,003)
—	—	(306,824)	(73,332)	—
57,272	25,083	318,314	(675,552)	1,216,385

58,989	25,713	(3,652,540)	(3,334,257)	1,214,684

59,824	28,902	(2,379,598)	8,635,637	1,224,467

28,902	—	86,877,719	78,242,082	—

$88,726	$28,902	$84,498,121	$86,877,719	$1,224,467

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Brandes International Equity Trust		Business Opportunity Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,560,762	$3,161,714	$77,805	$187,304

Total investment income	2,560,762	3,161,714	77,805	187,304
Expenses:
Mortality and expense risk	2,870	2,890	1,144	720

Net investment income (loss)	2,557,892	3,158,824	76,661	186,584

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(10,946,912)	(12,679,030)	(325,340)	(2,659,657)

Realized gains (losses)	(10,946,912)	(12,679,030)	(325,340)	(2,659,657)
Unrealized appreciation (depreciation) during the period	(2,646,873)	13,439,104	(622,663)	4,108,497

Net increase (decrease) in assets from operations	(11,035,893)	3,918,898	(871,342)	1,635,424

Changes from principal transactions:
Transfer of net premiums	3,182,881	4,089,455	1,008,778	1,401,759
Transfer on terminations	(6,217,566)	(5,044,917)	(1,476,706)	(1,648,809)
Transfer on policy loans	(599,177)	(84,664)	(362,409)	(70,275)
Net interfund transfers	(11,032,937)	(7,644,101)	(5,244,342)	(3,606,107)

Net increase (decrease) in assets from principal transactions	(14,666,799)	(8,684,227)	(6,074,679)	(3,923,432)

Total increase (decrease) in assets	(25,702,692)	(4,765,329)	(6,946,021)	(2,288,008)

Assets, beginning of period	99,778,235	104,543,564	24,713,352	27,001,360

Assets, end of period	$74,075,543	$99,778,235	$17,767,331	$24,713,352

(t)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Capital Appreciation Trust		Capital Appreciation Value Trust		Core Allocation Plus Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)

$42,980	$67,352	$11,527	$34,750	$6,056	$776

42,980	67,352	11,527	34,750	6,056	776

52,726	53,418	—	—	—	—

(9,746)	13,934	11,527	34,750	6,056	776

—	—	12,425	256,007	23,397	970
1,870,123	(27,349)	23,299	(4,845)	(930)	(3)

1,870,123	(27,349)	35,724	251,162	22,467	967
(1,863,761)	4,220,305	65,555	(69,304)	(55,238)	5,087

(3,384)	4,206,890	112,806	216,608	(26,715)	6,830

1,366,023	1,554,653	28,520	37,548	17,383	5,262
(2,962,608)	(1,857,049)	(43,776)	(46,850)	(13,957)	(1,383)
(75,722)	(130,795)	(154)	1,249	—	—
(924,812)	1,013,770	(1,544,116)	650,554	362,760	60,503

(2,597,119)	580,579	(1,559,526)	642,501	366,186	64,382

(2,600,503)	4,787,469	(1,446,720)	859,109	339,471	71,212

39,435,220	34,647,751	2,397,291	1,538,182	71,212	—

$36,834,717	$39,435,220	$950,571	$2,397,291	$410,683	$71,212

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust		Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10 (t)
Income:
Dividend income distribution	$160,728	$255,832	$1,065	$1,003

Total investment income	160,728	255,832	1,065	1,003
Expenses:
Mortality and expense risk	2,723	6,061	—	—

Net investment income (loss)	158,005	249,771	1,065	1,003

Realized gains (losses) on investments:
Capital gain distributions	156,346	88,870	539	—
Net realized gains (losses)	275,929	228,118	2,306	39

Realized gains (losses)	432,275	316,988	2,845	39
Unrealized appreciation (depreciation) during the period	(110,642)	135,294	(2,217)	2,217

Net increase (decrease) in assets from operations	479,638	702,053	1,693	3,259

Changes from principal transactions:
Transfer of net premiums	89,915	69,167	2,332	—
Transfer on terminations	(765,622)	(580,180)	(2,364)	(788)
Transfer on policy loans	4,575	(63,020)	—	—
Net interfund transfers	(3,637,865)	(972,939)	(69,549)	65,417

Net increase (decrease) in assets from principal transactions	(4,308,997)	(1,546,972)	(69,581)	64,629

Total increase (decrease) in assets	(3,829,359)	(844,919)	(67,888)	67,888

Assets, beginning of period	9,163,732	10,008,651	67,888	—

Assets, end of period	$5,334,373	$9,163,732	—	$67,888

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Core Strategy Trust		Disciplined Diversification Trust		Emerging Markets Value Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$650	$15,902	$11,185	$13,290	$438,501	$375,107

650	15,902	11,185	13,290	438,501	375,107

—	—	—	—	10,778	9,825

650	15,902	11,185	13,290	427,723	365,282

—	—	2,424	—	3,391,585	562,418
23,000	143	77,569	63,975	1,723,786	1,754,073

23,000	143	79,993	63,975	5,115,371	2,316,491
(1,115)	(794)	(101,222)	101,617	(13,860,126)	2,391,446

22,535	15,251	(10,044)	178,882	(8,317,032)	5,073,219

—	—	13,186	7,635	1,053,950	812,082
(1,907)	(1,070)	(72,451)	(20,726)	(1,029,628)	(1,089,805)
—	—	—	32,678	(281,787)	(82,938)
(715,666)	683,505	(314,222)	(702,268)	(2,743,020)	14,189,974

(717,573)	682,435	(373,487)	(682,681)	(3,000,485)	13,829,313

(695,038)	697,686	(383,531)	(503,799)	(11,317,517)	18,902,532

723,163	25,477	862,872	1,366,671	34,012,886	15,110,354

$28,125	$723,163	$479,341	$862,872	$22,695,369	$34,012,886

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust		Financial Services Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,466,092	$2,354,679	$33,715	$8,104

Total investment income	2,466,092	2,354,679	33,715	8,104
Expenses:
Mortality and expense risk	170,719	164,880	1,710	1,793

Net investment income (loss)	2,295,373	2,189,799	32,005	6,311

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(3,508,953)	(9,616,554)	172,015	(431,341)

Realized gains (losses)	(3,508,953)	(9,616,554)	172,015	(431,341)
Unrealized appreciation (depreciation) during the period	(971,924)	25,369,218	(420,184)	719,475

Net increase (decrease) in assets from operations	(2,185,504)	17,942,463	(216,164)	294,445

Changes from principal transactions:
Transfer of net premiums	4,093,508	4,566,357	72,713	89,766
Transfer on terminations	(12,605,775)	(8,952,769)	(248,639)	(71,035)
Transfer on policy loans	(30,899)	(600,839)	(126,375)	(22,633)
Net interfund transfers	8,348,725	(5,728,281)	(175,086)	(576,069)

Net increase (decrease) in assets from principal transactions	(194,441)	(10,715,532)	(477,387)	(579,971)

Total increase (decrease) in assets	(2,379,945)	7,226,931	(693,551)	(285,526)

Assets, beginning of period	130,000,445	122,773,514	2,381,529	2,667,055

Assets, end of period	$127,620,500	$130,000,445	$1,687,978	$2,381,529

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

See accompanying notes.

Sub-Account
Franklin Templeton Founding Allocation Trust		Frontier Capital Appreciation Trust		Fundamental All Cap Core Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10

$14,378	$41,905	—	$107,283	$541,601	$580,701

14,378	41,905	—	107,283	541,601	580,701

—	—	1,925	1,555	144,416	139,185

14,378	41,905	(1,925)	105,728	397,185	441,516

—	—	5,145,088	—	—	—
63,652	51,756	3,979,118	(1,024,261)	(691,376)	(2,186,454)

63,652	51,756	9,124,206	(1,024,261)	(691,376)	(2,186,454)
(54,592)	68,552	(13,569,680)	12,483,826	(869,069)	10,431,586

23,438	162,213	(4,447,399)	11,565,293	(1,163,260)	8,686,648

21,280	22,697	1,762,973	1,787,369	2,195,195	2,952,479
(8,472)	(49,587)	(4,951,950)	(3,596,560)	(5,549,125)	(4,913,596)
—	—	(847,956)	(59,437)	(167,037)	285,018
(713,690)	(465,608)	(2,638,854)	(4,319,347)	(1,566,915)	(3,589,590)

(700,882)	(492,498)	(6,675,787)	(6,187,975)	(5,087,882)	(5,265,689)

(677,444)	(330,285)	(11,123,186)	5,377,318	(6,251,142)	3,420,959

1,139,066	1,469,351	56,174,234	50,796,916	52,533,441	49,112,482

$461,622	$1,139,066	$45,051,048	$56,174,234	$46,282,299	$52,533,441

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust
	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$733	$374	$11,118	$19,919

Total investment income	733	374	11,118	19,919
Expenses:
Mortality and expense risk	160	53	3	28

Net investment income (loss)	573	321	11,115	19,891

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	209	16	(102,768)	(307,064)

Realized gains (losses)	209	16	(102,768)	(307,064)
Unrealized appreciation (depreciation) during the period	230	996	100,193	427,166

Net increase (decrease) in assets from operations	1,012	1,333	8,540	139,993

Changes from principal transactions:
Transfer of net premiums	175	300	46,169	36,698
Transfer on terminations	(2,918)	(88)	(42,066)	(115,615)
Transfer on policy loans	—	—	43,275	(2,889)
Net interfund transfers	22,909	17,111	(32,754)	(369,131)

Net increase (decrease) in assets from principal transactions	20,166	17,323	14,624	(450,937)

Total increase (decrease) in assets	21,178	18,656	23,164	(310,944)

Assets, beginning of period	25,377	6,721	1,012,479	1,323,423

Assets, end of period	$46,555	$25,377	$1,035,643	$1,012,479

(o)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(p)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

Sub-Account
Fundamental Value Trust		Global Bond Trust		Global Diversification Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10

$53,748	$70,967	$2,226,822	$1,330,934	$14,741	$14,249

53,748	70,967	2,226,822	1,330,934	14,741	14,249

3,491	4,605	28,516	33,245	8	1,207

50,257	66,362	2,198,306	1,297,689	14,733	13,042

—	—	—	—	—	—
(93,737)	(208,484)	(320,492)	(1,171,408)	(91,529)	44,670

(93,737)	(208,484)	(320,492)	(1,171,408)	(91,529)	44,670
(271,453)	910,510	1,154,454	3,463,266	(73,054)	3,679

(314,933)	768,388	3,032,268	3,589,547	(149,850)	61,391

419,347	280,568	1,160,678	1,127,349	138,310	4,420
(439,117)	(396,962)	(3,187,307)	(3,936,359)	(131,184)	(22,819)
(48,958)	(72,623)	(237,820)	166,390	(6,578)	—
(222,079)	(401,667)	(2,001,149)	850,119	122,215	688,943

(290,807)	(590,684)	(4,265,598)	(1,792,501)	122,763	670,544

(605,740)	177,704	(1,233,330)	1,797,046	(27,087)	731,935

6,404,245	6,226,541	37,594,467	35,797,421	771,166	39,231

$5,798,505	$6,404,245	$36,361,137	$37,594,467	$744,079	$771,166

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust		Health Sciences Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$68,930	$72,390	—	—

Total investment income	68,930	72,390	—	—
Expenses:
Mortality and expense risk	462	604	12,434	8,827

Net investment income (loss)	68,468	71,786	(12,434)	(8,827)

Realized gains (losses) on investments:
Capital gain distributions	—	—	96,736	—
Net realized gains (losses)	(53,691)	(58,966)	1,069,331	(92,335)

Realized gains (losses)	(53,691)	(58,966)	1,166,067	(92,335)
Unrealized appreciation (depreciation) during the period	(279,369)	358,320	(137,159)	1,246,340

Net increase (decrease) in assets from operations	(264,592)	371,140	1,016,474	1,145,178

Changes from principal transactions:
Transfer of net premiums	26,417	491,302	324,205	224,550
Transfer on terminations	(1,165,101)	(154,709)	(1,249,346)	(434,371)
Transfer on policy loans	—	—	(359,902)	(19,365)
Net interfund transfers	(455,396)	2,549,324	1,624,589	402,849

Net increase (decrease) in assets from principal transactions	(1,594,080)	2,885,917	339,546	173,663

Total increase (decrease) in assets	(1,858,672)	3,257,057	1,356,020	1,318,841

Assets, beginning of period	4,793,395	1,536,338	8,912,677	7,593,836

Assets, end of period	$2,934,723	$4,793,395	$10,268,697	$8,912,677

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
High Yield Trust		International Core Trust		International Equity Index Trust A
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)

$2,604,051	$9,992,714	$240,247	$172,901	$175,870	$102,940

2,604,051	9,992,714	240,247	172,901	175,870	102,940

22,092	20,675	1,757	1,796	4,712	3,040

2,581,959	9,972,039	238,490	171,105	171,158	99,900

—	—	—	—	127,634	965,622
(2,460,841)	920,588	19,798	(105,398)	(232,753)	(559,892)

(2,460,841)	920,588	19,798	(105,398)	(105,119)	405,730
120,412	(8,423,627)	(1,214,490)	644,385	(870,601)	(84,967)

241,530	2,469,000	(956,202)	710,092	(804,562)	420,663

927,369	843,843	142,706	100,363	228,953	128,573
(2,445,045)	(4,022,389)	(180,728)	(276,965)	(442,666)	(171,299)
(171,476)	907,054	(296)	(91)	4,259	2,235
2,530,724	5,439,783	301,099	(1,472,316)	409,766	4,928,934

841,572	3,168,291	262,781	(1,649,009)	200,312	4,888,443

1,083,102	5,637,291	(693,421)	(938,917)	(604,250)	5,309,106

27,626,152	21,988,861	9,561,277	10,500,194	5,309,106	—

$28,709,254	$27,626,152	$8,867,856	$9,561,277	$4,704,856	$5,309,106

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust B		International Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$3,383,323	$2,958,849	$80,323	$156,418

Total investment income	3,383,323	2,958,849	80,323	156,418
Expenses:
Mortality and expense risk	93,125	102,543	3,745	5,881

Net investment income (loss)	3,290,198	2,856,306	76,578	150,537

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,429,799)	(3,190,759)	(613,988)	(942,941)

Realized gains (losses)	(4,429,799)	(3,190,759)	(613,988)	(942,941)
Unrealized appreciation (depreciation) during the period	(12,658,417)	13,159,994	(1,285,864)	2,253,212

Net increase (decrease) in assets from operations	(13,798,018)	12,825,541	(1,823,274)	1,460,808

Changes from principal transactions:
Transfer of net premiums	1,755,968	2,288,055	420,818	484,470
Transfer on terminations	(4,877,089)	(5,329,572)	(751,695)	(519,112)
Transfer on policy loans	(846,141)	(159,279)	(32,311)	(48,989)
Net interfund transfers	(21,304,959)	(4,837,736)	(1,173,130)	(74,897)

Net increase (decrease) in assets from principal transactions	(25,272,221)	(8,038,532)	(1,536,318)	(158,528)

Total increase (decrease) in assets	(39,070,239)	4,787,009	(3,359,592)	1,302,280

Assets, beginning of period	124,926,838	120,139,829	11,455,808	10,153,528

Assets, end of period	$85,856,599	$124,926,838	$8,096,216	$11,455,808

See accompanying notes.

Sub-Account
International Small Company Trust		International Value Trust		Investment Quality Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$178,251	$244,321	$1,250,957	$1,094,603	$405,399	$493,271

178,251	244,321	1,250,957	1,094,603	405,399	493,271

4,172	5,264	74,973	60,762	12,065	12,145

174,079	239,057	1,175,984	1,033,841	393,334	481,126

—	—	—	—	—	—
218,390	21,327	211,268	(1,787,165)	88,495	202,005

218,390	21,327	211,268	(1,787,165)	88,495	202,005
(2,265,006)	1,463,809	(7,886,549)	5,117,763	231,117	(13,647)

(1,872,537)	1,724,193	(6,499,297)	4,364,439	712,946	669,484

470,755	533,133	1,929,159	1,941,685	147,645	273,493
(557,351)	(518,654)	(5,116,016)	(2,617,959)	(1,003,761)	(577,262)
(17,468)	(74,419)	(181,809)	(101,686)	(230,674)	190,846
630,002	1,924,923	(3,780,376)	43,649,746	691,083	117,895

525,938	1,864,983	(7,149,042)	42,871,786	(395,707)	4,972

(1,346,599)	3,589,176	(13,648,339)	47,236,225	317,239	674,456

10,206,328	6,617,152	56,878,234	9,642,009	9,557,245	8,882,789

$8,859,729	$10,206,328	$43,229,895	$56,878,234	$9,874,484	$9,557,245

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth Trust		Large Cap Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	$139,691	$19,278	$17,119

Total investment income	—	139,691	19,278	17,119
Expenses:
Mortality and expense risk	2,675	2,057	1,742	1,426

Net investment income (loss)	(2,675)	137,634	17,536	15,693

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	167,475	(3,905,203)	100,399	41,313

Realized gains (losses)	167,475	(3,905,203)	100,399	41,313
Unrealized appreciation (depreciation) during the period	(802,540)	11,231,623	(106,883)	144,718

Net increase (decrease) in assets from operations	(637,740)	7,464,054	11,052	201,724

Changes from principal transactions:
Transfer of net premiums	1,622,090	1,755,454	96,362	82,734
Transfer on terminations	(2,888,162)	(2,567,289)	(143,044)	(155,719)
Transfer on policy loans	(435,304)	(240,731)	—	—
Net interfund transfers	(81,520)	(3,331,774)	(474,531)	976,610

Net increase (decrease) in assets from principal transactions	(1,782,896)	(4,384,340)	(521,213)	903,625

Total increase (decrease) in assets	(2,420,636)	3,079,714	(510,161)	1,105,349

Assets, beginning of period	40,273,728	37,194,014	1,829,762	724,413

Assets, end of period	$37,853,092	$40,273,728	$1,319,601	$1,829,762

(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

Sub-Account
Large Cap Value Trust		Lifestyle Aggressive Trust		Lifestyle Balanced Trust
Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$64,685	$171,354	$92,447	$136,440	$2,314,556	$1,968,911

64,685	171,354	92,447	136,440	2,314,556	1,968,911

2,897	8,420	7,692	9,492	154,547	152,351

61,788	162,934	84,755	126,948	2,160,009	1,816,560

—	—	—	—	—	—
1,752,385	(802,241)	167,859	(658,451)	2,157,409	1,543,670

1,752,385	(802,241)	167,859	(658,451)	2,157,409	1,543,670
(788,003)	1,993,092	(576,776)	1,603,072	(4,031,501)	4,742,421

1,026,170	1,353,785	(324,162)	1,071,569	285,917	8,102,651

187,470	775,101	630,879	811,522	2,578,192	4,734,128
(587,234)	(1,327,405)	(898,924)	(573,745)	(7,040,462)	(12,028,699)
(112,034)	(140,236)	(454,044)	(5,995)	(455,545)	(47,682)
(14,680,143)	1,340,521	(1,705,621)	(871,844)	(2,156,793)	(7,482,148)

(15,191,941)	647,981	(2,427,710)	(640,062)	(7,074,608)	(14,824,401)

(14,165,771)	2,001,766	(2,751,872)	431,507	(6,788,691)	(6,721,750)

14,165,771	12,164,005	7,521,733	7,090,226	73,813,515	80,535,265

—	$14,165,771	$4,769,861	$7,521,733	$67,024,824	$73,813,515

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust		Lifestyle Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$179,934	$129,976	$1,190,940	$1,040,308

Total investment income	179,934	129,976	1,190,940	1,040,308
Expenses:
Mortality and expense risk	2,222	794	84,067	75,181

Net investment income (loss)	177,712	129,182	1,106,873	965,127

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	225,658	28,194	(1,063,555)	(1,792,459)

Realized gains (losses)	225,658	28,194	(1,063,555)	(1,792,459)
Unrealized appreciation (depreciation) during the period	(235,773)	290,068	(876,842)	6,258,355

Net increase (decrease) in assets from operations	167,597	447,444	(833,524)	5,431,023

Changes from principal transactions:
Transfer of net premiums	310,659	466,461	3,820,653	3,703,628
Transfer on terminations	(421,782)	(573,721)	(2,854,515)	(2,015,253)
Transfer on policy loans	(330,725)	(59)	(714,017)	67,471
Net interfund transfers	(289,236)	579,903	(2,950,547)	(6,959,661)

Net increase (decrease) in assets from principal transactions	(731,084)	472,584	(2,698,426)	(5,203,815)

Total increase (decrease) in assets	(563,487)	920,028	(3,531,950)	227,208

Assets, beginning of period	4,878,794	3,958,766	44,969,615	44,742,407

Assets, end of period	$4,315,307	$4,878,794	$41,437,665	$44,969,615

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust		Mid Cap Index Trust		Mid Cap Stock Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$141,826	$79,805	$131,360	$195,395	—	$27

141,826	79,805	131,360	195,395	—	27

2,688	2,536	8,229	7,554	54,475	48,409

139,138	77,269	123,131	187,841	(54,475)	(48,382)

—	—	422,450	—	—	—
94,797	(11,468)	1,336,974	(605,600)	1,610,903	(723,396)

94,797	(11,468)	1,759,424	(605,600)	1,610,903	(723,396)
(165,646)	194,164	(2,017,765)	3,979,034	(4,595,997)	7,686,406

68,289	259,965	(135,210)	3,561,275	(3,039,569)	6,914,628

227,801	219,485	561,321	932,233	1,173,504	1,104,841
(645,376)	(212,114)	(893,953)	(1,583,801)	(2,649,044)	(2,926,486)
(225,332)	(39,436)	(515,729)	29,293	(361,978)	(23,329)
1,344,186	911,369	(1,643,617)	462,723	(2,859,537)	(3,807,002)

701,279	879,304	(2,491,978)	(159,552)	(4,697,055)	(5,651,976)

769,568	1,139,269	(2,627,188)	3,401,723	(7,736,624)	1,262,652

3,061,241	1,921,972	20,002,299	16,600,576	36,028,199	34,765,547

$3,830,809	$3,061,241	$17,375,111	$20,002,299	$28,291,575	$36,028,199

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$273,785	$795,930	—	$80,470

Total investment income	273,785	795,930	—	80,470
Expenses:
Mortality and expense risk	40,475	44,498	95,890	119,575

Net investment income (loss)	233,310	751,432	(95,890)	(39,105)

Realized gains (losses) on investments:
Capital gain distributions	—	142,586	127,184	—
Net realized gains (losses)	(14,367)	(827,707)	—	—

Realized gains (losses)	(14,367)	(685,121)	127,184	—
Unrealized appreciation (depreciation) during the period	(1,886,802)	5,737,526	—	—

Net increase (decrease) in assets from operations	(1,667,859)	5,803,837	31,294	(39,105)

Changes from principal transactions:
Transfer of net premiums	841,778	1,045,952	15,028,913	18,572,442
Transfer on terminations	(2,956,285)	(3,505,229)	(31,410,802)	(45,946,163)
Transfer on policy loans	(315,879)	(180,262)	(10,843,453)	(2,040,308)
Net interfund transfers	(2,682,307)	(2,261,040)	16,885,819	31,291,668

Net increase (decrease) in assets from principal transactions	(5,112,693)	(4,900,579)	(10,339,523)	1,877,639

Total increase (decrease) in assets	(6,780,552)	903,258	(10,308,229)	1,838,534

Assets, beginning of period	39,553,092	38,649,834	156,122,272	154,283,738

Assets, end of period	$32,772,540	$39,553,092	$145,814,043	$156,122,272

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(e)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

Sub-Account
Natural Resources Trust		Overseas Equity Trust	Pacific Rim Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/10 (e)

$129,829	$172,481	$266,852	$16,783

129,829	172,481	266,852	16,783

19,302	18,300	23,769	1,543

110,527	154,181	243,083	15,240

—	—	—	—
1,909,285	(829,770)	(9,123,689)	(238,443)

1,909,285	(829,770)	(9,123,689)	(238,443)
(7,596,836)	3,807,099	8,476,380	290,207

(5,577,024)	3,131,510	(404,226)	67,004

968,367	1,031,598	314,601	36,160
(2,019,700)	(1,865,797)	(743,846)	(43,707)
(419,315)	(1,501)	4,938	—
(625,436)	(661,505)	(42,613,442)	(3,689,041)

(2,096,084)	(1,497,205)	(43,037,749)	(3,696,588)

(7,673,108)	1,634,305	(43,441,975)	(3,629,584)

27,939,662	26,305,357	43,441,975	3,629,584

$20,266,554	$27,939,662	—	—

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust		Real Return Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$798,849	$872,749	$682,371	$1,506,645

Total investment income	798,849	872,749	682,371	1,506,645
Expenses:
Mortality and expense risk	32,182	32,848	8,741	6,906

Net investment income (loss)	766,667	839,901	673,630	1,499,739

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	783,335	(4,800,824)	180,197	(20,587)

Realized gains (losses)	783,335	(4,800,824)	180,197	(20,587)
Unrealized appreciation (depreciation) during the period	2,881,580	15,161,948	1,027,451	(321,538)

Net increase (decrease) in assets from operations	4,431,582	11,201,025	1,881,278	1,157,614

Changes from principal transactions:
Transfer of net premiums	1,324,419	1,537,509	1,139,321	756,863
Transfer on terminations	(4,704,060)	(4,167,273)	(1,272,038)	(1,728,919)
Transfer on policy loans	(199,357)	(152,024)	(155,909)	(2,874)
Net interfund transfers	1,047,954	1,346,881	4,123,169	945,903

Net increase (decrease) in assets from principal transactions	(2,531,044)	(1,434,907)	3,834,543	(29,027)

Total increase (decrease) in assets	1,900,538	9,766,118	5,715,821	1,128,587

Assets, beginning of period	50,397,185	40,631,067	12,771,902	11,643,315

Assets, end of period	$52,297,723	$50,397,185	$18,487,723	$12,771,902

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Science & Technology Trust		Short Term Government Income Trust		Short-Term Bond Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)	Year Ended Dec. 31/10 (f)

—	$3	$918,480	$443,071	$482,902

—	3	918,480	443,071	482,902

6,227	5,976	34,633	25,715	11,884

(6,227)	(5,973)	883,847	417,356	471,018

—	—	96,524	6,063	—
946,688	247,237	155,811	56,648	(1,918,001)

946,688	247,237	252,335	62,711	(1,918,001)
(1,191,977)	678,275	(139,408)	(39,996)	2,517,790

(251,516)	919,539	996,774	440,071	1,070,807

166,327	111,514	539,731	322,017	225,520
(383,006)	(237,482)	(2,444,443)	(2,158,329)	(482,852)
(298,125)	(28,307)	73,139	(55,977)	(6,236)
(1,332,532)	1,698,055	9,406,476	30,221,981	(27,246,700)

(1,847,336)	1,543,780	7,574,903	28,329,692	(27,510,268)

(2,098,852)	2,463,319	8,571,677	28,769,763	(26,439,461)

5,132,130	2,668,811	28,769,763	—	26,439,461

$3,033,278	$5,132,130	$37,341,440	$28,769,763	—

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust		Small Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	$188,467	$83,487

Total investment income	—	—	188,467	83,487
Expenses:
Mortality and expense risk	88,676	84,179	6,551	6,447

Net investment income (loss)	(88,676)	(84,179)	181,916	77,040

Realized gains (losses) on investments:
Capital gain distributions	1,113,261	—	67,156	—
Net realized gains (losses)	860,498	(147,762)	386,798	(245,475)

Realized gains (losses)	1,973,759	(147,762)	453,954	(245,475)
Unrealized appreciation (depreciation) during the period	(4,944,538)	8,958,979	(1,322,035)	3,743,170

Net increase (decrease) in assets from operations	(3,059,455)	8,727,038	(686,165)	3,574,735

Changes from principal transactions:
Transfer of net premiums	1,497,763	1,589,948	354,660	597,174
Transfer on terminations	(2,937,189)	(3,334,038)	(737,432)	(588,441)
Transfer on policy loans	(445,748)	(62,532)	(205,644)	(30,213)
Net interfund transfers	(740,677)	(2,647,201)	(421,888)	(399,054)

Net increase (decrease) in assets from principal transactions	(2,625,851)	(4,453,823)	(1,010,304)	(420,534)

Total increase (decrease) in assets	(5,685,306)	4,273,215	(1,696,469)	3,154,201

Assets, beginning of period	47,103,696	42,830,481	16,574,673	13,420,472

Assets, end of period	$41,418,390	$47,103,696	$14,878,204	$16,574,673

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust		Small Cap Value Trust		Small Company Value Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$9,110	—	$631,399	$285,547	$34,435	$68,699

9,110	—	631,399	285,547	34,435	68,699

3,664	2,031	45,624	43,708	5,603	4,426

5,446	(2,031)	585,775	241,839	28,832	64,273

—	—	—	—	—	—
736,570	407,634	1,594,357	(494,731)	276,187	171,742

736,570	407,634	1,594,357	(494,731)	276,187	171,742
(954,431)	1,153,265	(1,548,408)	16,523,449	(421,891)	818,313

(212,415)	1,558,868	631,724	16,270,557	(116,872)	1,054,328

266,481	285,025	1,920,788	1,786,007	280,536	195,387
(335,948)	(601,212)	(5,296,108)	(3,826,128)	(483,136)	(576,597)
2,003	146,494	(234,275)	(114,624)	(33,959)	(38,321)
(3,330,155)	3,796,889	(2,184,158)	(4,098,948)	168,568	(896,471)

(3,397,619)	3,627,196	(5,793,753)	(6,253,693)	(67,991)	(1,316,002)

(3,610,034)	5,186,064	(5,162,029)	10,016,864	(184,863)	(261,674)

11,506,613	6,320,549	76,957,701	66,940,837	5,509,197	5,770,871

$7,896,579	$11,506,613	$71,795,672	$76,957,701	$5,324,334	$5,509,197

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	$10,000	$10,000	$10,000	$10,000
	Sub-Account
	Smaller Company Growth Trust		Strategic Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/10 (g)
Income:
Dividend income distribution	—	—		$309,339

Total investment income	—	—		309,339
Expenses:
Mortality and expense risk	733	344		2,011

Net investment income (loss)	(733)	(344)		307,328

Realized gains (losses) on investments:
Capital gain distributions	—	9,598		—
Net realized gains (losses)	56,697	37,908		(64,697)

Realized gains (losses)	56,697	47,506		(64,697)
Unrealized appreciation (depreciation) during the period	(109,909)	134,337		116,140

Net increase (decrease) in assets from operations	(53,945)	181,499		358,771

Changes from principal transactions:
Transfer of net premiums	37,001	24,755		309,520
Transfer on terminations	(101,848)	(42,118)		(1,347,835)
Transfer on policy loans	(51,717)	(25,044)		50,747
Net interfund transfers	(1,096,839)	1,429,158		(2,617,568)

Net increase (decrease) in assets from principal transactions	(1,213,403)	1,386,751		(3,605,136)

Total increase (decrease) in assets	(1,267,348)	1,568,250		(3,246,365)

Assets, beginning of period	1,954,089	385,839		3,246,365

Assets, end of period	$686,741	$1,954,089		—

(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Strategic Income Opportunities Trust		Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$773,829	$654,015	$1,914,748	$1,993,254	$5,000,333	$2,854,681

773,829	654,015	1,914,748	1,993,254	5,000,333	2,854,681

7,331	2,559	38,902	40,836	17,020	27,501

766,498	651,456	1,875,846	1,952,418	4,983,313	2,827,180

—	—	—	—	4,334,217	1,996,850
19,110	59,429	513,702	379,911	1,907,818	2,308,113

19,110	59,429	513,702	379,911	6,242,035	4,304,963
(640,614)	(282,206)	858,328	523,827	(6,826,659)	1,171,789

144,994	428,679	3,247,876	2,856,156	4,398,689	8,303,932

245,188	135,154	947,430	1,089,278	4,014,642	3,249,414
(528,990)	(179,448)	(3,383,131)	(2,258,908)	(6,904,006)	(10,653,475)
(49,089)	66,961	(254,761)	(181,555)	(401,879)	(553,168)
(534,633)	5,860,577	(843,116)	(443,424)	(5,194,216)	16,409,313

(867,524)	5,883,244	(3,533,578)	(1,794,609)	(8,485,459)	8,452,084

(722,530)	6,311,923	(285,702)	1,061,547	(4,086,770)	16,756,016

7,800,643	1,488,720	44,996,196	43,934,649	117,041,343	100,285,327

$7,078,113	$7,800,643	$44,710,494	$44,996,196	$112,954,573	$117,041,343

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	$100,000	$100,000	$100,000	$100,000
	Sub-Account
	Total Stock Market Index Trust		U.S. Government Securities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/10 (ay)
Income:
Dividend income distribution	$262,734	$276,861		$22,110

Total investment income	262,734	276,861		22,110
Expenses:
Mortality and expense risk	21,213	20,250		473

Net investment income (loss)	241,521	256,611		21,637

Realized gains (losses) on investments:
Capital gain distributions	—	—		71,797
Net realized gains (losses)	593,440	(213,081)		(58,589)

Realized gains (losses)	593,440	(213,081)		13,208
Unrealized appreciation (depreciation) during the period	(734,012)	3,131,180		11,799

Net increase (decrease) in assets from operations	100,949	3,174,710		46,644

Changes from principal transactions:
Transfer of net premiums	486,634	535,952		42,325
Transfer on terminations	(1,731,702)	(1,065,914)		(39,041)
Transfer on policy loans	(115,144)	13,659		—
Net interfund transfers	(898,747)	(1,686,537)		(1,978,383)

Net increase (decrease) in assets from principal transactions	(2,258,959)	(2,202,840)		(1,975,099)

Total increase (decrease) in assets	(2,158,010)	971,870		(1,928,455)

Assets, beginning of period	21,544,102	20,572,232		1,928,455

Assets, end of period	$19,386,092	$21,544,102		—

(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(t)	Fund available in prior year but no activity.

See accompanying notes.

$100,000	$100,000	$100,000	$100,000	$100,000
Sub-Account
U.S. High Yield Bond Trust	Ultra Short Term Bond Trust		Utilities Trust
Year Ended Dec. 31/10 (az)		Year Ended Dec. 31/11 (t)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$3,194,529		$10,811	$743,939	$389,221

3,194,529		10,811	743,939	389,221

2,595		360	11,290	8,466

3,191,934		10,451	732,649	380,755

2,640,669		—	—	—
(4,153,460)		(52)	347,532	(1,991,242)

(1,512,791)		(52)	347,532	(1,991,242)
(639,721)		(10,898)	(13,530)	3,690,124

1,039,422		(499)	1,066,651	2,079,637

192,367		34,703	362,526	311,328
(980,311)		(15,006)	(4,376,442)	(916,517)
(10,331)		—	(61,238)	(57,914)
(19,517,719)		726,863	5,236,519	1,367,814

(20,315,994)		746,560	1,161,365	704,711

(19,276,572)		746,061	2,228,016	2,784,348

19,276,572		—	17,302,489	14,518,141

—		$746,061	$19,530,505	$17,302,489

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust		Total
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$98,681	$97,452	$44,765,307	$54,013,160

Total investment income	98,681	97,452	44,765,307	54,013,160
Expenses:
Mortality and expense risk	3,182	3,886	1,972,138	1,983,118

Net investment income (loss)	95,499	93,566	42,793,169	52,030,042

Realized gains (losses) on investments:
Capital gain distributions	—	—	15,140,076	6,745,029
Net realized gains (losses)	608,624	(384,300)	12,685,802	(68,710,271)

Realized gains (losses)	608,624	(384,300)	27,825,878	(61,965,242)
Unrealized appreciation (depreciation) during the period	(688,295)	2,026,385	(114,073,444)	282,124,250

Net increase (decrease) in assets from operations	15,828	1,735,651	(43,454,397)	272,189,050

Changes from principal transactions:
Transfer of net premiums	378,036	687,683	79,763,627	92,724,668
Transfer on terminations	(2,115,567)	(564,036)	(184,493,131)	(191,921,195)
Transfer on policy loans	(147,959)	81,183	(23,788,518)	(5,046,032)
Net interfund transfers	(290,352)	(3,637,735)	(50,328,093)	(21,417,996)

Net increase (decrease) in assets from principal transactions	(2,175,842)	(3,432,905)	(178,846,115)	(125,660,555)

Total increase (decrease) in assets	(2,160,014)	(1,697,254)	(222,300,512)	146,528,495

Assets, beginning of period	10,090,228	11,787,482	$2,317,853,991	2,171,325,496

Assets, end of period	$7,930,214	$10,090,228	$2,095,553,479	$2,317,853,991

See accompanying notes.

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2011

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 71 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2011. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Fundamental Holdings Trust Series 1	Fundamental Holdings Trust Series I	October 31, 2011
American Global Diversification Trust Series 1	Global Diversification Trust Series 1	October 31, 2011
Optimized All Cap Trust	Fundamental All Cap Core Trust	June 27, 2011
Optimized Value Trust	Fundamental Large Cap Value Trust	June 27, 2011

The following sub-account of the Account was commenced as an investment option:

New Fund	Effective Date
Bond Trust	October 31, 2011

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
American Bond Trust Series 1	Bond Trust	October 31, 2011
Core Diversified Growth & Income Trust Series 1	Lifestyle Growth Trust	October 31, 2011
Large Cap Value Trust	Equity-Income Trust	May 2, 2011

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

ACS 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$2,095,553,479
Level 2	—
Level 3	—

$2,095,553,479

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$29,720,335	$39,684,090
Active Bond Trust	11,355,091	8,956,146
All Cap Core Trust	189,790	93,614
All Cap Value Trust	5,046,614	1,035,160
Alpha Opportunities Trust	1,839,295	98,360
American Asset Allocation Trust Series 1	127,358	794,070
American Blue Chip Income and Growth Trust Series 1	663,078	643,145
American Bond Trust Series 1	354,243	1,663,418
American Global Growth Trust Series 1	878,185	28,975
American Global Small Capitalization Trust Series 1	53,320	979
American Growth Trust Series 1	7,686,380	12,310,723
American Growth-Income Trust Series 1	329,364	929,091
American High-Income Bond Trust Series 1	1,014,113	199,022
American International Trust Series 1	6,127,313	7,215,228
American New World Trust Series 1	1,978,186	1,961,588
Balanced Trust	61,237	777
Blue Chip Growth Trust	13,003,335	16,789,419
Bond Trust	1,253,071	7,091
Capital Appreciation Trust	7,736,980	10,343,845
Capital Appreciation Value Trust	1,283,237	2,818,811
Core Allocation Plus Trust	425,431	29,792
Core Bond Trust	2,478,492	6,473,138
Core Diversified Growth & Income Trust Series 1	3,925	71,903
Core Strategy Trust	650	717,572
Disciplined Diversification Trust	476,752	836,630
Emerging Markets Value Trust	11,690,564	10,871,740
Equity-Income Trust	31,792,099	29,691,167

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Financial Services Trust	$601,614	$1,046,995
Franklin Templeton Founding Allocation Trust	51,946	738,450
Fundamental All Cap Core Trust	3,251,332	7,942,029
Fundamental Holdings Trust Series 1	23,734	2,994
Fundamental Large Cap Value Trust	435,949	410,209
Fundamental Value Trust	1,080,032	1,320,583
Global Bond Trust	9,495,122	11,562,413
Global Diversification Trust Series 1	2,694,914	2,557,417
Global Trust	766,456	2,292,069
Health Sciences Trust	6,703,131	6,279,284
High Yield Trust	13,987,456	10,563,925
International Core Trust	1,483,849	982,578
International Equity Index Trust A	1,417,262	918,158
International Equity Index Trust B	13,658,777	35,640,800
International Opportunities Trust	1,462,133	2,921,873
International Small Company Trust	3,523,234	2,823,216
International Value Trust	6,925,562	12,898,621
Investment Quality Bond Trust	1,982,145	1,984,519
Large Cap Trust	465,263	968,941
Large Cap Value Trust	624,476	15,754,630
Lifestyle Aggressive Trust	2,272,961	4,615,917
Lifestyle Balanced Trust	9,613,646	14,528,244
Lifestyle Conservative Trust	2,075,857	2,629,229
Lifestyle Growth Trust	6,544,372	8,135,925
Lifestyle Moderate Trust	2,171,994	1,331,576
Mid Cap Index Trust	4,711,756	6,658,153
Mid Cap Stock Trust	6,229,974	10,981,505
Mid Value Trust	2,516,788	7,396,171
Money Market Trust B	121,752,272	132,060,500
Natural Resources Trust	10,114,952	12,100,509
Real Estate Securities Trust	11,071,229	12,835,606
Real Return Bond Trust	11,252,184	6,744,010
Science & Technology Trust	2,465,043	4,318,605
Short Term Government Income Trust	23,910,851	15,355,577
Small Cap Growth Trust	10,315,347	11,916,612
Small Cap Index Trust	2,034,489	2,795,721
Small Cap Opportunities Trust	2,225,573	5,617,746
Small Cap Value Trust	11,214,658	16,422,635
Small Company Value Trust	1,247,021	1,286,180
Smaller Company Growth Trust	218,774	1,432,911
Strategic Income Opportunities Trust	3,097,114	3,198,141
Total Bond Market Trust B	8,119,209	9,776,942

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Return Trust	$39,431,106	$38,599,036
Total Stock Market Index Trust	3,044,616	5,062,055
Ultra Short Term Bond Trust	872,068	115,056
Utilities Trust	6,258,228	4,364,214
Value Trust	1,462,527	3,542,869
All Asset Portfolio	7,178,703	3,417,045
Brandes International Equity Trust	12,842,181	24,951,088
Business Opportunity Value Trust	1,882,704	7,880,721
Frontier Capital Appreciation Trust	24,751,983	26,284,607
Large Cap Growth Trust	11,631,104	13,416,675

	$572,734,109	$693,646,979

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Organizational Change

On December 31, 2009, John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHVLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

10.	Subsequent Events

In accordance with the provision set forth in ASC 855 - Subsequent Events (“ASC 855”), Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 30, 2012 and has determined that no events have occurred that require additional disclosure.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	16,243	18,200	20,463	21,981	21,785
Units issued	994	699	1,583	2,175	2,834
Units redeemed	(1,681)	(2,656)	(3,846)	(3,693)	(2,638)

Units, end of period (000’s)	15,556	16,243	18,200	20,463	21,981

Unit value, end of period $	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66	24.66 to 26.53
Assets, end of period $ (000’s)	351,035	360,475	352,933	315,740	537,290
Investment income ratio*	1.78%	1.73%	2.21%	2.17%	2.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)	4.60% to 5.25%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,389	1,416	1,672	2,146	2,378
Units issued	258	231	173	139	329
Units redeemed	(269)	(258)	(429)	(613)	(561)

Units, end of period (000’s)	1,378	1,389	1,416	1,672	2,146

Unit value, end of period $	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09	20.79 to 44.78
Assets, end of period $ (000’s)	43,918	41,425	36,794	35,824	50,933
Investment income ratio*	5.54%	7.68%	7.02%	5.19%	8.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)	3.39% to 4.03%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,590	1,627	1,423	684	675
Units issued	414	339	1,267	1,658	301
Units redeemed	(246)	(376)	(1,063)	(919)	(292)

Units, end of period (000’s)	1,758	1,590	1,627	1,423	684

Unit value, end of period $	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93	11.65 to 11.84
Assets, end of period $ (000’s)	24,192	21,532	19,560	14,121	8,096
Investment income ratio*	6.58%	6.79%	7.83%	6.21%	6.84%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)	7.33% to 8.00%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	19	11	4	5	5
Units issued	16	17	7	—	2
Units redeemed	(8)	(9)	—	(1)	(2)

Units, end of period (000’s)	27	19	11	4	5

Unit value, end of period $	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05	13.12 to 13.34
Assets, end of period $ (000’s)	306	211	107	33	63
Investment income ratio*	1.01%	1.48%	3.01%	1.78%	1.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)	2.07% to 2.70%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	567	628	550	312	325
Units issued	348	132	246	359	108
Units redeemed	(69)	(193)	(168)	(121)	(121)

Units, end of period (000’s)	846	567	628	550	312

Unit value, end of period $	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78	13.51 to 13.74
Assets, end of period $ (000’s)	11,792	8,237	7,722	5,347	4,271
Investment income ratio*	0.46%	0.44%	0.64%	1.25%	1.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)	8.00% to 8.68%

			Sub-Account
			Alpha Opportunities Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			2	—	—
Units issued			133	2	1
Units redeemed			(7)	—	(1)

Units, end of period (000’s)			128	2	—

Unit value, end of period $			13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)			1,750	32	—
Investment income ratio*			0.46%	0.87%	0.00%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			American Asset Allocation Trust Series 1
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period			108	63	—
Units issued			12	78	93
Units redeemed			(76)	(33)	(30)

Units, end of period (000’s)			44	108	63

Unit value, end of period $			10.15	10.06	8.98
Assets, end of period $ (000’s)			447	1,093	563
Investment income ratio*			1.39%	3.40%	2.36%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	174	182	179	173	117
Units issued	56	29	49	40	82
Units redeemed	(54)	(37)	(46)	(34)	(26)

Units, end of period (000’s)	176	174	182	179	173

Unit value, end of period $	11.29 to 11.76	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36	12.99 to 13.21
Assets, end of period $ (000’s)	2,053	2,070	1,934	1,495	2,283
Investment income ratio*	1.31%	1.28%	1.74%	4.22%	3.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.90%) to (1.29%)	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)	1.02% to 1.65%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	107	251	221	194	25
Units issued	29	60	85	58	184
Units redeemed	(136)	(204)	(55)	(31)	(15)

Units, end of period (000’s)	—	107	251	221	194

Unit value, end of period $	11.97 to 12.42	11.54 to 11.92	10.95 to 11.24	9.82 to 10.02	10.95 to 11.10
Assets, end of period $ (000’s)	—	1,271	2,780	2,189	2,131
Investment income ratio*	0.00%	1.46%	2.63%	9.78%	5.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.70% to 4.23%	5.37% to 6.02%	11.51% to 12.21%	(10.28%) to (9.72%)	2.32% to 2.96%

(h) Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

					Sub-Account
					American Global Growth Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					92
Units redeemed					(3)

Units, end of period (000’s)					89

Unit value, end of period $					9.10 to 9.17
Assets, end of period $ (000’s)					812
Investment income ratio*					2.30%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					American Global Small Capitalization Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					6
Units redeemed					—

Units, end of period (000’s)					6

Unit value, end of period $					8.13 to 8.19
Assets, end of period $ (000’s)					46
Investment income ratio*					1.41%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(19.93%) to (19.43%)

(t) Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,730	2,859	2,008	1,732	1,878
Units issued	552	1,047	2,023	996	1,718
Units redeemed	(905)	(1,176)	(1,172)	(720)	(1,864)

Units, end of period (000’s)	2,377	2,730	2,859	2,008	1,732

Unit value, end of period $	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21	14.47 to 14.71
Assets, end of period $ (000’s)	30,359	36,695	32,514	16,441	25,432
Investment income ratio*	0.22%	0.36%	0.27%	1.95%	1.18%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)	11.25% to 11.94%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	492	699	332	310	221
Units issued	23	48	476	60	1,380
Units redeemed	(77)	(255)	(109)	(38)	(1,291)

Units, end of period (000’s)	438	492	699	332	310

Unit value, end of period $	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17	12.98 to 13.20
Assets, end of period $ (000’s)	5,027	5,787	7,428	2,692	4,074
Investment income ratio*	1.14%	0.94%	1.45%	2.22%	2.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)	4.00% to 4.64%

					Sub-Account
					American High- Income Bond Trust Series 1
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					93
Units redeemed					(19)

Units, end of period (000’s)					74

Unit value, end of period $					10.09 to 10.16
Assets, end of period $ (000’s)					746
Investment income ratio*					11.64%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					0.83% to 1.46%

(t) Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,183	1,923	1,874	976	830
Units issued	388	657	1,240	1,334	411
Units redeemed	(463)	(397)	(1,191)	(436)	(265)

Units, end of period (000’s)	2,108	2,183	1,923	1,874	976

Unit value, end of period $	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14	17.31 to 17.60
Assets, end of period $ (000’s)	27,823	33,638	27,722	18,951	17,112
Investment income ratio*	1.40%	1.70%	1.15%	5.51%	2.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)	18.84% to 19.58%

			Sub-Account
			American New World Trust Series 1
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			280	55	—
Units issued			137	301	68
Units redeemed			(133)	(76)	(13)

Units, end of period (000’s)			284	280	55

Unit value, end of period $			13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)			3,801	4,382	729
Investment income ratio*			1.48%	2.79%	1.45%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

				Sub-Account
				Balanced Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period				2	—
Units issued				4	3
Units redeemed				—	(1)

Units, end of period (000’s)				6	2

Unit value, end of period $				13.34 to 13.57	13.28 to 13.41
Assets, end of period $ (000’s)				89	29
Investment income ratio*				2.39%	1.28%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				0.50% to 1.13%	11.94% to 12.63%

(t) Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,700	3,853	4,206	4,372	4,525
Units issued	509	376	294	369	1,451
Units redeemed	(677)	(529)	(647)	(535)	(1,604)

Units, end of period (000’s)	3,532	3,700	3,853	4,206	4,372

Unit value, end of period $	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69	27.55 to 69.05
Assets, end of period $ (000’s)	84,498	86,878	78,242	61,013	114,906
Investment income ratio*	0.01%	0.09%	0.19%	0.39%	0.80%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)	12.11% to 12.81%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					Bond Trust
					Year Ended Dec. 31/11 (l)
Units, beginning of period					—
Units issued					122
Units redeemed					(1)

Units, end of period (000’s)					121

Unit value, end of period $					10.07 to 10.08
Assets, end of period $ (000’s)					1,224
Investment income ratio*					14.83%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					0.70% to 0.82%

(l) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,483	3,821	4,419	4,795	4,688
Units issued	380	386	521	1,019	1,108
Units redeemed	(872)	(724)	(1,119)	(1,395)	(1,001)

Units, end of period (000’s)	2,991	3,483	3,821	4,419	4,795

Unit value, end of period $	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36	34.49 to 37.17
Assets, end of period $ (000’s)	74,076	99,778	104,544	96,474	173,897
Investment income ratio*	2.98%	3.27%	2.41%	3.28%	2.04%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)	7.34% to 8.01%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,720	2,052	1,987	1,535	1,463
Units issued	125	496	662	809	449
Units redeemed	(556)	(828)	(597)	(357)	(377)

Units, end of period (000’s)	1,289	1,720	2,052	1,987	1,535

Unit value, end of period $	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58	15.59 to 16.15
Assets, end of period $ (000’s)	17,767	24,713	27,001	20,983	24,734
Investment income ratio*	0.38%	0.77%	0.85%	0.05%	0.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)	4.78% to 5.44%

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,866	2,815	2,457	2,617	3,046
Units issued	542	629	881	814	378
Units redeemed	(734)	(578)	(523)	(974)	(807)

Units, end of period (000’s)	2,674	2,866	2,815	2,457	2,617

Unit value, end of period $	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72	13.66 to 13.89
Assets, end of period $ (000’s)	36,835	39,435	34,648	21,273	36,165
Investment income ratio*	0.11%	0.19%	0.33%	0.50%	0.37%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)	11.00% to 11.70%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)	Dec. 31/08 (x)
	Sub-Account
	Capital Appreciation Value Trust
		Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period		223	163	3	—
Units issued		115	150	166	3
Units redeemed		(252)	(90)	(6)	—

Units, end of period (000’s)		86	223	163	3

Unit value, end of period $		11.12	10.79	9.47	7.27
Assets, end of period $ (000’s)		951	2,397	1,538	20
Investment income ratio*		1.37%	1.87%	11.49%	1.49%
Expense ratio lowest to highest**		0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***		3.09%	13.91%	30.26%	(27.31%)

(x) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

				Sub-Account
				Core Allocation Plus Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period				8	—
Units issued				40	8
Units redeemed				(3)	—

Units, end of period (000’s)				45	8

Unit value, end of period $				9.36	9.58
Assets, end of period $ (000’s)				411	71
Investment income ratio*				1.64%	1.86%
Expense ratio lowest to highest**				0.00%	0.00%
Total return lowest to highest***				(2.26%)	10.57%

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	677	792	329	261	114
Units issued	150	124	627	293	211
Units redeemed	(464)	(239)	(164)	(225)	(64)

Units, end of period (000’s)	363	677	792	329	261

Unit value, end of period $	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53	10.97 to 11.15
Assets, end of period $ (000’s)	5,334	9,164	10,009	3,786	2,909
Investment income ratio*	2.58%	2.45%	4.06%	5.45%	8.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%	5.70% to 6.36%

				Sub-Account
				Core Diversified Growth & Income Trust Series 1
				Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10 (t)
Units, beginning of period				5	—
Units issued				—	5
Units redeemed				(5)	—

Units, end of period (000’s)				—	5

Unit value, end of period $				13.67 to 13.88	13.41 to 13.55
Assets, end of period $ (000’s)				—	68
Investment income ratio*				1.88%	7.50%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				1.93% to 2.45%	10.23% to 10.92%

(i)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)	Dec 31/09 (au)
			Sub-Account
			Core Strategy Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period			70	3	—
Units issued			—	67	11
Units redeemed			(67)	—	(8)

Units, end of period (000’s)			3	70	3

Unit value, end of period $			10.34	10.32	9.17
Assets, end of period $ (000’s)			28	723	25
Investment income ratio*			0.52%	21.84%	2.94%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

			Sub-Account
			Disciplined Diversification Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period			83	149	—
Units issued			43	12	149
Units redeemed			(79)	(78)	—

Units, end of period (000’s)			47	83	149

Unit value, end of period $			10.21	10.42	9.19
Assets, end of period $ (000’s)			479	863	1,367
Investment income ratio*			2.04%	0.96%	17.79%
Expense ratio lowest to highest**			0.00%	0.00%	0.00%
Total return lowest to highest***			(2.04%)	13.45%	27.27%

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, beginning of period	2,383	1,302	978	336	—
Units issued	626	1,543	1,469	786	379
Units redeemed	(830)	(462)	(1,145)	(144)	(43)

Units, end of period (000’s)	2,179	2,383	1,302	978	336

Unit value, end of period $	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	22,695	34,013	15,110	5,637	4,030
Investment income ratio*	1.52%	1.61%	0.16%	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)	19.44% to 19.94%

(s) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,764	5,175	5,774	6,590	6,974
Units issued	1,031	823	693	863	1,122
Units redeemed	(1,081)	(1,234)	(1,292)	(1,679)	(1,506)

Units, end of period (000’s)	4,714	4,764	5,175	5,774	6,590

Unit value, end of period $	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40	28.16 to 30.29
Assets, end of period $ (000’s)	127,621	130,000	122,774	109,191	194,992
Investment income ratio*	1.86%	1.98%	2.22%	2.48%	2.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)	2.75% to 3.39%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	199	257	189	167	123
Units issued	47	74	139	73	101
Units redeemed	(95)	(132)	(71)	(51)	(57)

Units, end of period (000’s)	151	199	257	189	167

Unit value, end of period $	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79	11.93 to 21.29
Assets, end of period $ (000’s)	1,688	2,382	2,667	1,406	2,250
Investment income ratio*	1.56%	0.31%	0.88%	1.00%	1.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)	(7.31%) to (6.73%)

		Sub-Account
		Franklin Templeton Founding Allocation Trust
		Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period		114	164	1	—
Units issued		4	39	164	1
Units redeemed		(72)	(89)	(1)	—

Units, end of period (000’s)		46	114	164	1

Unit value, end of period $		9.75	9.89	8.93	6.79
Assets, end of period $ (000’s)		462	1,139	1,469	8
Investment income ratio*		2.56%	2.42%	23.94%	8.35%
Expense ratio lowest to highest**		0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***		(1.45%)	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,300	1,500	1,748	1,754	1,796
Units issued	463	474	415	388	649
Units redeemed	(633)	(674)	(663)	(394)	(691)

Units, end of period (000’s)	1,130	1,300	1,500	1,748	1,754

Unit value, end of period $	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44	44.03 to 45.60
Assets, end of period $ (000’s)	45,051	56,174	50,797	40,217	69,656
Investment income ratio*	0.00%	0.22%	0.04%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)	11.22% to 11.92%

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07
Units, beginning of period	4,459	4,967	5,689	22	18
Units issued	226	282	408	6,603	6
Units redeemed	(668)	(790)	(1,130)	(936)	(2)

Units, end of period (000’s)	4,017	4,459	4,967	5,689	22

Unit value, end of period $	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81	13.50 to 13.73
Assets, end of period $ (000’s)	46,282	52,533	49,112	43,929	308
Investment income ratio*	1.07%	1.19%	1.42%	1.32%	1.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)	3.17% to 3.82%

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			Fundamental Holdings Trust Series 1
			Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			2	1	—
Units issued			2	1	1
Units redeemed			—	—	—

Units, end of period (000’s)			4	2	1

Unit value, end of period $			12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)			47	25	7
Investment income ratio*			2.34%	3.23%	2.58%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(o) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07
Units, beginning of period	94	140	158	148	28
Units issued	38	9	14	38	143
Units redeemed	(37)	(55)	(32)	(28)	(23)

Units, end of period (000’s)	95	94	140	158	148

Unit value, end of period $	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60	12.69 to 12.91
Assets, end of period $ (000’s)	1,036	1,012	1,323	1,197	1,912
Investment income ratio*	0.97%	1.69%	2.17%	2.67%	2.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)	(5.75%) to (5.17%)

(n)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	538	592	520	453	561
Units issued	84	70	283	329	197
Units redeemed	(116)	(124)	(211)	(262)	(305)

Units, end of period (000’s)	506	538	592	520	453

Unit value, end of period $	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02	12.98 to 13.20
Assets, end of period $ (000’s)	5,799	6,404	6,227	4,158	5,959
Investment income ratio*	0.85%	1.17%	1.03%	1.10%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)	3.44% to 4.08%

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,443	1,515	1,606	1,504	1,344
Units issued	266	430	512	590	1,115
Units redeemed	(423)	(502)	(603)	(488)	(955)

Units, end of period (000’s)	1,286	1,443	1,515	1,606	1,504

Unit value, end of period $	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38	20.80 to 22.37
Assets, end of period $ (000’s)	36,361	37,594	35,797	32,860	32,352
Investment income ratio*	6.33%	3.67%	12.70%	0.58%	7.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)	8.93% to 9.61%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			Global Diversification Trust Series 1
			Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period			54	3	—
Units issued			188	116	146
Units redeemed			(186)	(65)	(143)

Units, end of period (000’s)			56	54	3

Unit value, end of period $			13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)			744	771	39
Investment income ratio*			0.87%	4.35%	0.11%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(p) Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.
(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	407	141	144	154	95
Units issued	58	298	71	65	102
Units redeemed	(200)	(32)	(74)	(75)	(43)

Units, end of period (000’s)	265	407	141	144	154

Unit value, end of period $	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32	13.52 to 13.75
Assets, end of period $ (000’s)	2,935	4,793	1,536	1,193	2,115
Investment income ratio*	1.59%	2.31%	1.59%	2.30%	2.24%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)	0.69% to 1.32%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	488	484	368	397	406
Units issued	340	173	299	240	128
Units redeemed	(320)	(169)	(183)	(269)	(137)

Units, end of period (000’s)	508	488	484	368	397

Unit value, end of period $	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10	16.55 to 17.26
Assets, end of period $ (000’s)	10,269	8,913	7,594	4,411	6,776
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)	17.00% to 17.73%

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,743	1,577	1,202	1,333	1,556
Units issued	694	860	1,100	340	320
Units redeemed	(644)	(694)	(725)	(471)	(543)

Units, end of period (000’s)	1,793	1,743	1,577	1,202	1,333

Unit value, end of period $	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19	12.27 to 13.03
Assets, end of period $ (000’s)	28,709	27,626	21,989	10,820	17,063
Investment income ratio*	9.19%	48.58%	12.49%	9.40%	12.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)	1.02% to 1.64%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	725	872	872	720	696
Units issued	92	173	292	209	62
Units redeemed	(74)	(320)	(292)	(57)	(38)

Units, end of period (000’s)	743	725	872	872	720

Unit value, end of period $	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16	16.27 to 16.55
Assets, end of period $ (000’s)	8,868	9,561	10,500	8,851	11,891
Investment income ratio*	2.51%	1.98%	2.40%	5.72%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)	10.78% to 11.46%

				Sub-Account
				International Equity Index Trust A
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period				479	—
Units issued				102	679
Units redeemed				(86)	(200)

Units, end of period (000’s)				495	479

Unit value, end of period $				9.40 to 9.50	11.03 to 11.08
Assets, end of period $ (000’s)				4,705	5,309
Investment income ratio*				3.35%	2.53%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				(14.75%) to (14.21%)	10.30% to 10.76%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,056	5,494	6,401	5,181	4,427
Units issued	356	329	495	2,011	1,188
Units redeemed	(1,401)	(767)	(1,402)	(791)	(434)

Units, end of period (000’s)	4,011	5,056	5,494	6,401	5,181

Unit value, end of period $	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52	27.32 to 47.69
Assets, end of period $ (000’s)	85,857	124,927	120,140	102,439	156,150
Investment income ratio*	3.11%	2.55%	3.72%	3.01%	5.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)	15.10% to 15.82%

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	802	809	969	993	405
Units issued	100	245	244	542	707
Units redeemed	(227)	(252)	(404)	(566)	(119)

Units, end of period (000’s)	675	802	809	969	993

Unit value, end of period $	11.56 to 12.05	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16	18.20 to 18.51
Assets, end of period $ (000’s)	8,096	11,456	10,154	8,853	18,343
Investment income ratio*	0.76%	1.48%	1.08%	1.35%	2.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.44%) to (15.91%)	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)	19.35% to 20.10%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			International Small Company Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period			845	672	—
Units issued			280	369	891
Units redeemed			(250)	(196)	(219)

Units, end of period (000’s)			875	845	672

Unit value, end of period $			9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)			8,860	10,206	6,617
Investment income ratio*			1.72%	3.14%	0.72%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	4,275	782	725	788	1,166
Units issued	443	4,154	236	257	311
Units redeemed	(990)	(661)	(179)	(320)	(689)

Units, end of period (000’s)	3,728	4,275	782	725	788

Unit value, end of period $	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15	15.68 to 15.95
Assets, end of period $ (000’s)	43,230	56,878	9,642	6,583	12,506
Investment income ratio*	2.38%	2.81%	2.62%	3.81%	3.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)	8.93% to 9.61%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	727	724	482	1,998	2,227
Units issued	113	546	525	167	217
Units redeemed	(144)	(543)	(283)	(1,683)	(446)

Units, end of period (000’s)	696	727	724	482	1,998

Unit value, end of period $	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97	10.96 to 11.15
Assets, end of period $ (000’s)	9,874	9,557	8,883	5,268	21,995
Investment income ratio*	4.28%	5.13%	5.25%	2.72%	9.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)	5.56% to 6.23%

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,598	1,823	2,234	2,272	2,114
Units issued	455	339	392	998	506
Units redeemed	(531)	(564)	(803)	(1,036)	(348)

Units, end of period (000’s)	1,522	1,598	1,823	2,234	2,272

Unit value, end of period $	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72	30.40 to 32.76
Assets, end of period $ (000’s)	37,853	40,274	37,194	33,265	66,742
Investment income ratio*	0.00%	0.38%	0.65%	0.02%	0.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)	21.67% to 22.43%

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	158	72	76	65	28
Units issued	40	166	28	51	64
Units redeemed	(81)	(80)	(32)	(40)	(27)

Units, end of period (000’s)	117	158	72	76	65

Unit value, end of period $	10.98 to 11.45	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84	12.75 to 12.96
Assets, end of period $ (000’s)	1,320	1,830	724	587	840
Investment income ratio*	1.61%	1.57%	1.92%	1.30%	1.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.63%) to (2.02%)	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)	0.90% to 1.53%

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/11 (k)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,298	1,226	1,096	1,275	926
Units issued	50	626	564	370	688
Units redeemed	(1,348)	(554)	(434)	(549)	(339)

Units, end of period (000’s)	—	1,298	1,226	1,096	1,275

Unit value, end of period $	11.37 to 11.80	10.57 to 10.95	9.67 to 9.96	8.79 to 9.00	13.80 to 14.03
Assets, end of period $ (000’s)	—	14,166	12,164	9,827	17,844
Investment income ratio*	1.48%	1.27%	1.78%	1.57%	1.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.59% to 7.80%	9.28% to 9.97%	10.01% to 10.68%	(36.29%) to (35.89%)	3.80% to 4.45%

(k)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	571	626	586	620	366
Units issued	168	120	192	242	318
Units redeemed	(351)	(175)	(152)	(276)	(64)

Units, end of period (000’s)	388	571	626	586	620

Unit value, end of period $	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41	14.26 to 14.50
Assets, end of period $ (000’s)	4,770	7,522	7,090	4,888	8,952
Investment income ratio*	1.59%	1.99%	1.16%	1.67%	9.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)	7.99% to 8.66%

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	5,642	6,856	5,928	1,261	1,018
Units issued	542	630	2,424	5,219	512
Units redeemed	(1,083)	(1,844)	(1,496)	(552)	(269)

Units, end of period (000’s)	5,101	5,642	6,856	5,928	1,261

Unit value, end of period $	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06	12.97 to 13.19
Assets, end of period $ (000’s)	67,025	73,814	80,535	53,175	16,569
Investment income ratio*	3.26%	2.69%	5.11%	8.77%	7.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.05% to 0.67%	11.09% to 11.78%	30.08% to 30.89%	(31.76%) to (31.33%)	5.94% to 6.60%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	368	326	287	178	149
Units issued	140	215	149	161	38
Units redeemed	(195)	(173)	(110)	(52)	(9)

Units, end of period (000’s)	313	368	326	287	178

Unit value, end of period $	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99	11.62 to 11.81
Assets, end of period $ (000’s)	4,315	4,879	3,959	2,870	2,098
Investment income ratio*	4.56%	2.64%	5.74%	5.18%	8.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)	4.69% to 5.35%

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	3,455	3,875	3,823	3,544	2,409
Units issued	404	412	553	918	1,298
Units redeemed	(617)	(832)	(501)	(639)	(163)

Units, end of period (000’s)	3,242	3,455	3,875	3,823	3,544

Unit value, end of period $	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73	13.53 to 13.76
Assets, end of period $ (000’s)	41,438	44,970	44,742	33,172	48,519
Investment income ratio*	2.75%	2.29%	3.49%	2.73%	7.61%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)	6.88% to 7.55%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	233	162	111	117	70
Units issued	151	159	69	165	101
Units redeemed	(99)	(88)	(18)	(171)	(54)

Units, end of period (000’s)	285	233	162	111	117

Unit value, end of period $	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35	12.13 to 12.33
Assets, end of period $ (000’s)	3,831	3,061	1,922	1,034	1,434
Investment income ratio*	4.07%	3.01%	6.46%	3.92%	8.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)	4.70% to 5.34%

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,223	1,277	1,251	823	1,265
Units issued	251	752	373	716	488
Units redeemed	(390)	(806)	(347)	(288)	(930)

Units, end of period (000’s)	1,084	1,223	1,277	1,251	823

Unit value, end of period $	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56	14.50 to 15.02
Assets, end of period $ (000’s)	17,375	20,002	16,601	11,900	12,311
Investment income ratio*	0.72%	1.17%	1.17%	1.32%	1.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)	6.88% to 7.55%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,031	1,249	1,426	1,499	1,916
Units issued	165	168	308	814	1,694
Units redeemed	(310)	(386)	(485)	(887)	(2,111)

Units, end of period (000’s)	886	1,031	1,249	1,426	1,499

Unit value, end of period $	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71	45.24 to 49.27
Assets, end of period $ (000’s)	28,292	36,028	34,766	30,506	58,057
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)	22.82% to 23.59%

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,674	1,899	1,877	2,823	2,812
Units issued	94	181	726	357	534
Units redeemed	(310)	(406)	(704)	(1,303)	(523)

Units, end of period (000’s)	1,458	1,674	1,899	1,877	2,823

Unit value, end of period $	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18	20.43 to 21.71
Assets, end of period $ (000’s)	32,773	39,553	38,650	26,216	60,378
Investment income ratio*	0.74%	2.04%	0.68%	1.17%	2.23%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)	(0.12%) to 0.51%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	9,518	9,456	19,383	10,592	9,248
Units issued	7,370	9,920	8,888	20,320	16,249
Units redeemed	(8,077)	(9,858)	(18,815)	(11,529)	(14,905)

Units, end of period (000’s)	8,811	9,518	9,456	19,383	10,592

Unit value, end of period $	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26	16.09 to 16.90
Assets, end of period $ (000’s)	145,814	156,122	154,284	357,522	172,545
Investment income ratio*	0.00%	0.05%	0.51%	1.96%	4.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%	4.18% to 4.82%

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,327	1,438	1,299	1,071	840
Units issued	487	563	724	616	537
Units redeemed	(607)	(674)	(585)	(388)	(306)

Units, end of period (000’s)	1,207	1,327	1,438	1,299	1,071

Unit value, end of period $	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53	23.43 to 23.82
Assets, end of period $ (000’s)	20,267	27,940	26,305	14,921	25,437
Investment income ratio*	0.49%	0.73%	1.20%	0.70%	1.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)	39.93% to 40.81%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,215	1,284	1,452	1,522	1,757
Units issued	242	272	322	335	353
Units redeemed	(277)	(341)	(490)	(405)	(588)

Units, end of period (000’s)	1,180	1,215	1,284	1,452	1,522

Unit value, end of period $	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75	47.55 to 80.44
Assets, end of period $ (000’s)	52,298	50,397	40,631	35,570	63,096
Investment income ratio*	1.50%	1.96%	3.54%	3.35%	2.67%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)	(16.09%) to (15.56%)

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	997	987	880	1,863	2,303
Units issued	779	754	757	1,225	223
Units redeemed	(489)	(744)	(650)	(2,208)	(663)

Units, end of period (000’s)	1,287	997	987	880	1,863

Unit value, end of period $	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88	10.96 to 11.14
Assets, end of period $ (000’s)	18,488	12,772	11,643	8,685	20,481
Investment income ratio*	4.18%	11.44%	9.49%	0.54%	7.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)	10.66% to 11.36%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	320	206	93	88	15
Units issued	148	188	313	131	111
Units redeemed	(264)	(74)	(200)	(126)	(38)

Units, end of period (000’s)	204	320	206	93	88

Unit value, end of period $	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91	14.00 to 14.24
Assets, end of period $ (000’s)	3,033	5,132	2,669	729	1,248
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)	18.88% to 19.62%

				Sub-Account
				Short Term Government Income Trust
				Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period				2,826	—
Units issued				2,222	3,247
Units redeemed				(1,479)	(421)

Units, end of period (000’s)				3,569	2,826

Unit value, end of period $				10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)				37,341	28,770
Investment income ratio*				2.48%	1.66%
Expense ratio lowest to highest**				0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***				2.19% to 2.83%	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,530	2,809	3,103	3,326	3,777
Units issued	474	323	325	500	538
Units redeemed	(618)	(602)	(619)	(723)	(989)

Units, end of period (000’s)	2,386	2,530	2,809	3,103	3,326

Unit value, end of period $	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84	18.21 to 19.59
Assets, end of period $ (000’s)	41,418	47,104	42,830	35,288	62,782
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)	13.27% to 13.98%

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,340	1,376	1,550	1,486	1,761
Units issued	138	253	222	294	456
Units redeemed	(216)	(289)	(396)	(230)	(731)

Units, end of period (000’s)	1,262	1,340	1,376	1,550	1,486

Unit value, end of period $	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05	10.28 to 15.16
Assets, end of period $ (000’s)	14,878	16,575	13,420	12,171	17,562
Investment income ratio*	1.18%	0.56%	0.91%	1.42%	1.63%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)	(2.68%) to (2.07%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	969	688	121	106	121
Units issued	179	1,164	724	35	18
Units redeemed	(463)	(883)	(157)	(20)	(33)

Units, end of period (000’s)	685	969	688	121	106

Unit value, end of period $	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87	11.68 to 11.87
Assets, end of period $ (000’s)	7,897	11,507	6,321	832	1,251
Investment income ratio*	0.09%	0.00%	0.00%	2.64%	1.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)	(8.18%) to (7.60%)

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,747	3,034	3,523	4,249	4,317
Units issued	375	482	713	700	964
Units redeemed	(584)	(769)	(1,202)	(1,426)	(1,032)

Units, end of period (000’s)	2,538	2,747	3,034	3,523	4,249

Unit value, end of period $	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43	20.61 to 34.40
Assets, end of period $ (000’s)	71,796	76,958	66,941	60,239	98,890
Investment income ratio*	0.84%	0.42%	0.68%	1.27%	1.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)	(3.52%) to (2.92%)

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	369	468	309	254	234
Units issued	80	124	292	300	208
Units redeemed	(88)	(223)	(133)	(245)	(188)

Units, end of period (000’s)	361	369	468	309	254

Unit value, end of period $	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67	13.03 to 13.25
Assets, end of period $ (000’s)	5,324	5,509	5,771	2,979	3,359
Investment income ratio*	0.61%	1.37%	0.43%	0.76%	0.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)	(1.75%) to (1.14%)

			Sub-Account
			Smaller Company Growth Trust
			Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period			148	36	—
Units issued			16	143	62
Units redeemed			(109)	(31)	(26)

Units, end of period (000’s)			55	148	36

Unit value, end of period $			12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)			687	1,954	386
Investment income ratio*			0.00%	0.00%	0.00%
Expense ratio lowest to highest**			0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***			(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	516	114	64	25	29
Units issued	150	546	79	47	18
Units redeemed	(207)	(144)	(29)	(8)	(22)

Units, end of period (000’s)	459	516	114	64	25

Unit value, end of period $	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36	11.14 to 11.33
Assets, end of period $ (000’s)	7,078	7,801	1,489	663	283
Investment income ratio*	10.92%	21.94%	9.22%	15.01%	2.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)	5.17% to 5.85%

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.
	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)
Units, beginning of period	2,242	2,331	2,495	2,774	2,694
Units issued	296	333	504	451	596
Units redeemed	(463)	(422)	(668)	(730)	(516)

Units, end of period (000’s)	2,075	2,242	2,331	2,495	2,774

Unit value, end of period $	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01	16.03 to 17.03
Assets, end of period $ (000’s)	44,710	44,996	43,935	44,368	46,641
Investment income ratio*	4.25%	4.33%	4.98%	5.13%	10.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%	6.45% to 7.13%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	7,539	6,957	6,028	8,605	8,552
Units issued	1,901	3,692	3,716	2,153	1,296
Units redeemed	(2,441)	(3,110)	(2,787)	(4,730)	(1,243)

Units, end of period (000’s)	6,999	7,539	6,957	6,028	8,605

Unit value, end of period $	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71	12.02 to 12.37
Assets, end of period $ (000’s)	112,955	117,041	100,285	76,496	105,376
Investment income ratio*	4.43%	2.46%	4.34%	3.93%	7.79%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%	7.94% to 8.61%

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,225	1,380	1,522	1,607	1,811
Units issued	123	91	312	229	234
Units redeemed	(238)	(246)	(454)	(314)	(438)

Units, end of period (000’s)	1,110	1,225	1,380	1,522	1,607

Unit value, end of period $	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58	14.20 to 48.65
Assets, end of period $ (000’s)	19,386	21,544	20,572	17,810	31,072
Investment income ratio*	1.24%	1.39%	1.58%	1.67%	2.24%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)	4.54% to 5.19%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

					Sub-Account
					Ultra Short Term Bond Trust
					Year Ended Dec. 31/11 (t)
Units, beginning of period					—
Units issued					86
Units redeemed					(11)

Units, end of period (000’s)					75

Unit value, end of period $					9.93 to 10.00
Assets, end of period $ (000’s)					746
Investment income ratio*					3.44%
Expense ratio lowest to highest**					0.00% to 0.63%
Total return lowest to highest***					(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	959	918	817	989	297
Units issued	289	756	287	989	930
Units redeemed	(233)	(715)	(186)	(1,161)	(238)

Units, end of period (000’s)	1,015	959	918	817	989

Unit value, end of period $	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89	19.01 to 19.33
Assets, end of period $ (000’s)	19,531	17,302	14,518	9,689	19,063
Investment income ratio*	3.83%	2.95%	4.94%	2.69%	2.93%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)	26.64% to 27.43%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	658	940	597	403	211
Units issued	86	188	861	337	306
Units redeemed	(232)	(470)	(518)	(143)	(114)

Units, end of period (000’s)	512	658	940	597	403

Unit value, end of period $	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90	14.80 to 15.05
Assets, end of period $ (000’s)	7,930	10,090	11,787	5,302	6,052
Investment income ratio*	0.98%	1.07%	1.71%	1.28%	1.57%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)	7.60% to 8.26%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)(1) Resolution of the Board of Directors establishing Separate Account S is incorporated by reference to the post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account S from John Hancock Variable Life Insurance Company, incorporated by reference to the Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 3, file number 333-157212, filed with the Commission in April 2012.

(d)(1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010 and form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Form of specimen flexible variable life insurance policy for Variable Estate Protection Edge, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(3) Form of specimen flexible variable life insurance policy for Majestic Performance Survivorship Variable Universal Life, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(4) Form of specimen flexible variable life insurance policy for Performance Survivorship Variable Universal Life, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(5) Form of specimen Enhanced Cash Value Rider, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(6) Form of specimen Policy Split Option Rider, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(7) Form of Level Benefit Survivorship FourYear Term Rider, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(8) Form of specimen Disability Benefit Payment of Specified Premium Rider, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Incorporation of John Hancock Life Insurnace Company (U.S.A.) dated July 26, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of NewYork, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of NewYork, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of NewYork, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of NewYork, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of NewYork, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex E. Schlaybaugh, Jr. and John G. Vrysen are incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(ii) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(iii) Power of Attorney for Marianne Harrison is incorporated by reference to post-effective amendment number 3, file number 333-157212, filed with the Commission in April 2012.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director
James R. Boyle
601 Congress Street
Boston, MA 02210	Director, Chairman and President
Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director
James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President
Marianne Harrison
200 Berkeley Street
Boston, MA 02110	Director and Executive Vice President
Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President
Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director
John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

ExecutiveVice Presidents
Jonathan Chiel*	and General Counsel
Marc Costantini*
Michael Doughty**
Steven Finch**
James D. Gallagher*
Marianne Harrison**
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Hugh McHaffie*

SeniorVice Presidents
Kevin J. Cloherty*

Name and Principal Business Address	Position with Depositor
Peter Gordon**
Allan Hackney*	and Chief Information Officer
David Longfritz*
Gregory Mack†
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**	Chief Financial Officer, Investments
Bob Carroll**
Joseph Catalano*
Brian Collins*
Art Creel*
John J. Danello*
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Terri Judge†††
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Cynthia Lacasse**
Denise Lang***
Robert Leach*
Soctt Lively*
Robert F. Lussky, Jr.*
Cheryl Mallett****
Nathaniel I. Margolis**
John Maynard*
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Steven Moore****
Scott Morin*
Curtis Morrison**

Name and Principal Business Address	Position with Depositor
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries†††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive,Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with the Depositor as of December 31, 2011 appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Clibury S.A. (Uruguay)

Declaration Management & Research LLC (Delaware)

Essex Corporation (NewYork)

Essex Holding Company, Inc. (NewYork)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (NewYork)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Co-Investor Manager, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New Zealand)

Hancock Forest Management, Inc. (Delaware)

Hancock Investimentos em Florestas e Agricultura Ltda. (Brazil)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australasia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers, LLC(Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds, LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Massachusetts)

John Hancock Life Insurance Company of NewYork (NewYork)

John Hancock Leasing Corporation (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Retirement Plan Services LLC (Massachusetts)

John Hancock Signature Services, Inc.(Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware)

LVI, LLC (Delaware)

Manulife Asset Management (US) LLC (Delaware)

Manulife Asset Management Trust Company LLC (New Hampshire)

Manulife Service Corporation (Colorado)

New Amsterdam Insurance Agency, Inc. (NewYork)

PT Timber, Inc.(New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

The Berkeley Financial Group, LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate AccountW	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of NewYork Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of NewYork Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
ChristopherWalker***	Board Manager
KarenWalsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Joshua Cook **	General Counsel
Edward Eng***	Vice President, Group Annuity
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer

Name	Title
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Alan Seghezzi**	Vice President, Investments
ChristopherWalker***	Vice President, Investments
KarenWalsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 24th day of April, 2012.

John Hancock Variable Life Account S

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2012.

Signatures	Title

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch

*	Director
Thomas Borshoff

*	Director
James R. Boyle

*	Director
Paul M. Connolly

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Marianne Harrison

*	Director
Scott S. Hartz

*	Director
Rex E. Schlaybaugh, Jr.

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet
* Pursuant to Power of Attorney

April, 2012

This disclosure is distributed to policy owners of variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account S (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Street, C-6, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Certain of the investment options listed below are offered under variable life insurance policies (“policies”) bearing the following titles:

Medallion Executive Variable Life
Medallion Executive Variable Life II
Medallion Executive Variable Life III
Majestic Variable Universal Life
Majestic Variable Universal Life 98
Variable Master Plan Plus
Majestic Variable COLI
Variable Estate Protection
Majestic Variable Estate Protection
Majestic Variable Estate Protection 98
Variable Estate Protection Plus
Variable Estate Protection Edge
Performance Survivorship Variable Universal Life
Majestic Performance Survivorship
Performance Executive Variable Life

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Business Opportunity Value
M Capital Appreciation
M International Equity
M Large Cap Growth

1

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.62%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

2

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be

3

available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.

4

Portfolio	Portfolio Manager	Investment Objective
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
5

Portfolio	Portfolio Manager	Investment Objective
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
6

Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
7

Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
8

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
9

Portfolio	Portfolio Manager	Investment Objective
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
10

Portfolio	Portfolio Manager	Investment Objective
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated.Russell 1000,® Russell 2000,® Russell 2500,TM Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

11

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 29, 2012 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $24 million to $277 billion
Russell 1000 Index — minimum of $162 million
Russell 2000 Index — maximum of $3.6 billion
Russell 2500 Index  — maximum of $11.7 billion (as of March 31, 2012)
Russell 3000 Index — $26 million to $505.7 billion
Russell Midcap Index — $162 million to $21.5 billion
Russell Midcap Value Index — $162 million to $21.5 billion
S&P MidCap 400 Index — $533 million to $10.1 billion
S&P SmallCap 600 Index — maximum of $2.9 billion
Wilshire 5000 Total Market Index — less than $1.2 million to $505.7 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
12

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if you have elected a Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.If you have elected a Long-Term Care Rider, we caution you, however, that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

13

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its
  14

  affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

15

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

16

In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 30, 2012

TO

PROSPECTUSES DATED APRIL 30, 2012 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 30, 2012 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Business Opportunity Value

M Capital Appreciation

M International Equity

M Large Cap Growth

VL M SUPP (4/2012)

SUPPLEMENT DATED APRIL 30, 2012

TO

PROSPECTUSES DATED APRIL 30, 2012

This Supplement is intended to be distributed with prospectuses dated April 30, 2012 for the following variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) that are delivered or issued for delivery in the states specified:

MEDALLION VARIABLE UNIVERSAL LIFE PLUS

(MASSACHUSETTS AND TEXAS ONLY)

MEDALLION VARIABLE UNIVERSAL LIFE EDGE

(MARYLAND, MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION PLUS

(MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION EDGE

(MASSACHUSETTS AND TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply: (1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years. (2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

MD-MA-TX (4/2012)